ATTACHMENT B

EMPLOYEES’ RETIREMENT PLAN OF
JOHN WILEY & SONS, INC.

Effective as of January 1, 1955
Amended and Restated as of June 30, 2013
and including IRS Requested Amendments
through January 1, 2014
Amended and Restated as of January 1, 2023

The Plan set forth in this document is known as the Employees’ Retirement Plan of John Wiley & Sons, Inc. (the “Plan”). This Plan is a defined benefit plan and is intended to comply with all requirements of the Internal Revenue Code of 1986, as amended that apply to a qualified plan.
The Plan was amended and restated, generally effective January 1, 2012 to reflect administrative changes and current law and regulations including but not limited to the Pension Protection Act of 2006 (“PPA”); the Heroes Earnings Assistance and Relief Tax Act of 2008 (“HEART”); and the Worker, Retiree, and Employer Recovery Act of 2008 (“WRERA”), to the extent applicable and effective as of the date of that restatement. The Plan was amended and restated, generally effective as of June 30, 2013, to reflect that (i) participation in the Plan was frozen, and (ii) all Benefit Service, Total Compensation and Compensation accruals ceased as of June 30, 2013. Effective as of January 1, 2014, the Plan was further amended to revise the Stability Period and time for determining the applicable IRS Interest Rate, and to provide an automatic lump sum feature and a limited lump sum option.
This amendment and restatement of the Plan is generally effective January 1, 2022, except as otherwise indicated, to incorporate amendments adopted since the date of its last restatement and to incorporate amendments pursuant to the Setting Every Community Up for Retirement Enhancement Act of 2019 (“SECURE Act”) and the SECURE 2.0 Act of 2022.

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS - 1

ARTICLE 2. PARTICIPATION - 13
2.01 Plan Freeze - 13
2.02 Participation Requirements Prior to July 1, 2013 - 13
2.03 Determination of Service - 14
2.04 Events Affecting Participation - 15
2.05 Participation Upon Reemployment - 15

ARTICLE 3. SERVICE - 16
3.01 Eligibility Service - 16
3.02 Benefit Service - 18
3.03 Restoration of Retired Participant or Other Former Employee to Service - 20

ARTICLE 4. ELIGIBILITY FOR AND AMOUNT OF BENEFITS - 26
4.01 Normal Retirement - 26
4.02 Late Retirement - 29
4.03 Early Retirement - 32
4.04 Vesting - 33
4.05 Disability - 34
4.06 Spouse’s Pension - 36
4.07 Lost Participants - 40
4.08 Maximum Benefit Limitation - 42
4.09 Transfers and Employment With an Affiliated Company - 48
5.01 Automatic Form of Payment - 48
5.02 Optional Forms of Payment - 50
5.03 Election of Options - 53
5.04 Commencement of Payments - 56
5.05 Distribution Limitation - 61
5.06 Direct Rollover of Certain Distributions - 62

ARTICLE 6. CONTRIBUTIONS - 66
6.01 Company’s Contributions - 66
6.02 Return of Contributions - 66

ARTICLE 7. ADMINISTRATION OF PLAN - 67
7.01 Named Fiduciary and Administrator - 67
7.02 Appointment and Duties of Benefits Administration Board - 67
7.03 Appointment and Duties of Plan Asset Committee - 68
7.04 Meetings - 69
7.05 Action of Majority - 70
7.06 Compensation and Bonding - 70
7.07 Establishment of Rules - 70
7.08 Prudent Conduct - 71
7.09 Actuary - 71
7.10 Maintenance of Accounts - 72

7.11 Service in More Than One Fiduciary Capacity - 72
7.12 Limitation of Liability - 72
7.13 Indemnification - 72
7.14 Appointment of Investment Manager - 73
7.15 Expenses of Administration - 74
7.16 Nondiscrimination - 74
7.17 Claims and Review Procedures - 74
7.18 Limitations of Time for Submitting Claims and Filing Suits - 75

ARTICLE 8. MANAGEMENT OF FUNDS - 76
8.01 Funding Agent - 76
8.02 Exclusive Benefit Rule - 76

ARTICLE 9. GENERAL PROVISIONS - 77
9.01 Nonalienation - 77
9.02 Conditions of Employment Not Affected by Plan - 78
9.03 Facility of Payment - 78
9.04 Information - 79
9.05 Top-Heavy Provisions - 79
9.06 Prevention of Escheat - 84
9.07 Electronic Transmission of Notices to Participants - 84
9.08 Non-duplication of Benefits - 84
9.09 Construction - 85
9.10 Limitation on Benefits in the Event of a Liquidity Short Fall - 85

ARTICLE 10. AMENDMENT, MERGER AND TERMINATION - 86
10.01 Amendment of Plan - 86
10.02 Merger, Consolidation, or Transfer - 87
10.03 Additional Participating Companies - 87
10.04 Termination of Plan - 88
10.05 Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees - 89

ARTICLE 11. LIMITATIONS BASED ON FUNDED STATUS OF THE PLAN AND LIMITATIONS ON UNPREDICTABLE CONTINGENT EVENT BENEFITS - 92
11.01 Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 80 Percent, But Not Less 60 Percent - 92
11.02 Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 60 Percent - 94
11.03 Limitations Applicable if the Plan Sponsor is in Bankruptcy - 95
11.04 Provisions Applicable After Limitations Cease to Apply - 96
11.05 Notice Requirement - 98
11.06 Methods to Avoid or Terminate Benefit Limitations - 98
11.07 Special Rules - 99
11.08 Definitions - 104

APPENDIX A. ACTUARIAL ASSUMPTIONS - 105

APPENDIX B - 106

Appendix C. Additional Normal Retirement Pension - 109

ARTICLE 1. DEFINITIONS
1.01.“Accrued Benefit” means, as of any date of determination, the normal retirement Pension of a Participant computed under Section 4.01(b) on the basis of the Participant’s Benefit Service and other applicable components of the Plan formula as of that date.
1.02.“Affiliated Company” means any company not participating in the Plan which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of applying the limitations of Section 415 of the Code under Section 4.08, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.
1.03.“Annuity Starting Date” means, unless the Plan expressly provides otherwise, the first day of the first period for which an amount is paid as an annuity or any other form.
1.04.“Average Final Compensation” means the average annual Compensation of a Participant during the three consecutive calendar years of Eligibility Service affording the highest such average, or during all of the years of Eligibility Service if less than three years, provided, however and not withstanding any Plan provision to the contrary, a Participant’s Average Final Compensation shall be determined without regard to Compensation earned after December 31, 1997; provided, however, if a Participant has less than three years of Eligibility Service on December 31, 1997 or is first hired after that date, the determination of such Participant’s Average Final Compensation shall include Compensation received prior to July 1, 2013, and during the first three years of Eligibility Service or during all years of Eligibility Service, if less than three.

The determination of Average Final Compensation shall be subject to the provisions of Section 401(a)(17) of the Code.
1.05.“Beneficiary” means the person or persons named by a Participant by written designation filed with the Benefits Administration Board to receive payments after the Participant’s death. Notwithstanding the foregoing, in determining beneficiary status, the Benefits Administration Board shall take into the account the additional beneficiary rules in Section 9.03 of the Plan.
1.06.“Benefits Administration Board” means a board composed of at least three persons named by the Board of Directors to administer and supervise the Plan as provided in Article 7.
1.07.“Benefit Service” means service recognized for purposes of computing the amount of any benefit, determined as provided in Section 3.02.
1.08.“Board of Directors” means the Board of Directors of John Wiley & Sons, Inc., as from time to time constituted, or its delegate.
1.09.“Break in Service” means a period which constitutes a break in an Employee’s Eligibility Service, as provided in Section 3.01(a).
1.10“Code” means the Internal Revenue Code of 1986, as amended from time to time.
1.11“Company” means John Wiley & Sons, Inc. or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in Section 10.03 with respect to its employees.
1.12“Compensation” means the basic cash remuneration plus 50 percent of any bonuses, incentive pay, and overtime pay, paid to an Employee for services rendered to the Company, determined prior to any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations) or any salary reduction made pursuant to an arrangement under Section 132(f) of the Code or pursuant to the provisions of another deferred compensation plan maintained by the Company, but excluding any amount earned on and after October 1, 1995 by the employee on a piece work basis, any amount contributed by the Company under this Plan or any other public or private retirement pension or employee benefit plan, health, hospitalization, long-term sick leave, long-term disability, workers’ compensation, death or retirement benefits whether obtained through insurance coverage or otherwise, any stock, options, or other rights received under any Company incentive stock, stock option, or stock purchase plan, and all other forms of special pay. The Compensation for a period of absence which is counted as Benefit Service shall be the Participant’s base rate of Compensation in effect immediately before the period of absence. However, if a Participant is entitled to Benefit Service on account of a period of service in the uniformed services of the United States, the Participant shall be deemed to have earned Compensation during the period of absence at the base rate they would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s base rate of compensation during the 12-month period immediately preceding such period. For any Plan Year commencing on or after January 1, 2002, annual Compensation taken into account for any purpose under the Plan shall not exceed $200,000, as adjusted from time to time by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code. For purposes of determining benefit accruals in Plan Years beginning after December 31, 2001, annual Compensation for Plan Years beginning before January 1, 2002 shall not exceed $200,000; provided, however, that such limit shall not apply so as to reduce the amount of the Participant’s frozen accrued benefit determined as of December 31, 1993 based on the Participant’s Compensation, Total Compensation and Benefit Service to that date under the terms of the Plan then in effect. Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of Section 414(q)(6) of the Code in determining benefit accruals for Plan Years beginning on and after January 1, 1994, and, to the extent permissible under the IRS rules or regulations, for any earlier Plan Year. Notwithstanding the foregoing, any compensation including basic cash remuneration, bonuses, incentive pay or overtime pay received by an Employee on or after July 1, 2013 shall not be recognized as Compensation.
1.13“Covered Compensation” means, for any Participant, the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Participant attains Social Security Retirement Age. In determining a Participant’s Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made. With respect to a Participant who retires or terminates employment with the right to a vested Pension on or after January 1, 2002, no increases in the taxable wage base effective after December 31, 1997 shall be taken into account, with respect to a Participant who retires or terminates employment with the right to a vested Pension on or after January 1, 2002.
1.14“Effective Date” means January 1, 1955.
1.15“Eligibility Service” means service recognized for purposes of determining eligibility for membership in the Plan, determined as provided in Section 2.03, and eligibility for a vested Pension under the Plan, determined as provided in Section 3.01.
1.16“Employee” means any person employed by the Company who receives compensation other than a pension, severance pay, retainer or fee under contract, but excluding any Leased Employee, any person who is compensated solely on a piece work basis, any person who is included in a unit of employees covered by a collective bargaining agreement which does not provide for the Participant’s participation in the Plan, any person classified as a consultant by the Company, any person on the payroll of a third party with whom the Company has contracted for the provision of said person’s services, and, effective as of May 1, 1999, any person who is accruing benefits under another defined benefit or defined contribution plan (qualified or nonqualified)

maintained by the Company, other than the John Wiley & Sons, Inc. Employees’ Savings Plan, or a nonqualified deferred compensation plan maintained by John Wiley & Sons, Inc.. In addition, any person who, pursuant to a written contract with the Company that provides that such person (a) is an independent contractor and not an employee, and (b) waives participation in the Plan, shall be excluded from the definition of Employee, and shall not be eligible to participate in the Plan during the period such written contract is in effect regardless of such person’s reclassification as an employee for such period by the Internal Revenue Service for tax withholding purposes. The term “employee” as used in this Plan means any individual who is employed by the Company or an Affiliated Company as a common law employee of the Company or an Affiliated Company, regardless of whether the individual is an “Employee,” and any Leased Employee.
1.17“Equivalent Actuarial Value” means equivalent value determined on the basis of the applicable factors set forth in Appendix A, except as otherwise specified in the Plan.
1.18“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
1.19“Funding Agent” means the trustee or trustees or the legal reserve life insurance company by whom the funds of the Plan are held, as provided in Article 8.
1.20“Hour of Service” means, with respect to any applicable computation period,
a.each hour for which the employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company,
b.each hour for which an employee is paid or entitled to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period,

c.each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made,
d.solely for purposes of determining whether an employee has incurred a Break in Service under the Plan, each hour for which an employee would normally be credited under paragraph (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an employee under this paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an employee under paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this paragraph (d) for the computation period in which the Parental Leave began is zero, the provisions of this paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period, and
e.solely for purposes of determining whether an employee has incurred a Break in Service under the Plan, each hour for which an employee would normally be credited under paragraph (a) or (b) above during a period of leave for the birth, adoption or placement of a child, to care for a spouse or other immediate family member with a serious illness or for the employee’s own illness pursuant to the Family and Medical Leave Act of 1993 and its regulations.
No hours shall be credited on account of any period during which the employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers’ compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2(b) and (c).

1.21.“IRS Interest Rate” means, with respect to determining the amount of a benefit with an Annuity Starting Date:
a.prior to May 1, 2008, the interest rate prescribed under Section 417(e)(3)(A)(ii)(II) of the Code (as it read prior to the first day of the 2008 Plan Year) published in first full calendar month preceding the applicable Stability Period;
b.on or after May 1, 2008, the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) published in the first full calendar month immediately preceding the applicable Stability Period, subject to the second to last paragraph of Section 5.02, and
c.on or after January 1, 2014, the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2014 Plan Year) published in by the fourth calendar month immediately preceding the applicable Stability Period, subject to the last paragraph of Section 5.01 and the second to last paragraph of Section 5.02.
1.22.“IRS Mortality Table” means, with respect to determining the amount of a benefit with an Annuity Starting Date:
a.on or after January 1, 2002 and prior to May 1, 2008, the mortality table prescribed by Revenue Ruling 2001-62 as in effect on the first day of the applicable Stability Period; and
b.on or after May 1, 2008, the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period, subject to the second to last paragraph of Section 5.02.
1.23.“Leased Employee” means any person (other than a common law employee of the Company) who, pursuant to an agreement between the Company and any other person (“leasing organization”), has performed services for the Company or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Company.
1.24.“Limitation Year” means for each 12-month period until the Plan Year ending April 30, 1990, the Plan Year, the period from May 1, 1990 until December 31, 1990, and each calendar year thereafter.
1.25.“Non-Suspendible Month” means a four or five week payroll period ending in a month which precedes the April 1 following the calendar year in which the Participant attains age 70½ and in which the Participant receives payment from the Company or an Affiliated Company for less than eight days of service during that four or five week payroll period.
1.26.“Normal Retirement Age” means an Employee’s 65th birthday, or in the case of a person who becomes a Participant on or after May 1, 1988, the fifth anniversary of the date they become a Participant, if later. Effective as of January 1, 2007, Normal Retirement Age means in the case of a person who becomes a Participant on and after May 1, 1988, the later of (i) an Employee’s 65th birthday or (ii) the earlier of (1) the fifth anniversary of the date they became a Participant or (2) the date they complete five years of Eligibility Service.
1.27.“Normal Retirement Date” means the first day of the calendar month coinciding with or immediately following an Employee’s Normal Retirement Age.
1.28.“Parental Leave” means a period commencing on or after the first day of the Plan Year which began in 1985 in which the Employee is absent from work immediately following active employment because of the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following birth or placement.

1.29.“Participant” means any person included in the membership of the Plan, as provided in Article 2.
1.30.“Pension” means annual payments under the Plan as provided in Article 5.
1.31.“Plan” means the Employees’ Retirement Plan of John Wiley & Sons, Inc., as set forth in this document or as amended from time to time.
1.32.“Plan Asset Committee” means a committee composed of at least four persons named by the Board of Directors for purposes of managing the assets of the Plan as provided in Article 7.
1.33.“Plan Year” means the 12-month period beginning on any May 1.
1.34.“Qualified Joint and Survivor Annuity” means an annuity described in Section 5.01(b).
1.35.“Registered Domestic Partner” means the individual registered with the Plan pursuant to the Plan’s Affidavit of Domestic Partnership as the Participant’s registered domestic partner.
1.36.“Severance Date” means with respect to an employee’s employment with the Company or an Affiliated Company the earlier of (a) the date an employee quits, retires, is discharged or dies, (b) the last day of an authorized leave of absence, or if later, the first anniversary of the date on which an employee is first absent from service, with or without pay, for any other reason such as vacation, sickness, disability, layoff or other leave of absence.
1.37.“Social Security Retirement Age” means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.
1.38.“Social Security Wage Base” means for any calendar year the maximum amount of annual earnings subject to tax under the provisions of the Federal Insurance Contributions Act as in effect on the first day of that calendar year.

1.39.“Spouse” means, prior to September 16, 2013 the Participant’s legal spouse, as defined under federal law, including the Defense of Marriage Act. Effective on and after September 16, 2013 (or such other earlier date as may be prescribed by the Internal Revenue Service, “Spouse” means any person who is the legal spouse of the Participant under applicable domestic or foreign law, regardless of the laws of the state in which they work or reside. For purposes of this Plan, a Participant shall be considered to be “married” only if the Participant is in a relationship with a Spouse which has not been terminated or declared null under applicable law.
1.40.“Spousal Consent” means irrevocable written consent given by a Participant’s Spouse to an election made by the Participant of a specified form of Pension or a designation of a specified Beneficiary as provided in Article 5. The specified form or specified Beneficiary shall not be changed unless further Spousal Consent is given. Spousal Consent shall be duly witnessed by a notary public and shall acknowledge the effect on the Spouse of the Participant’s election. The requirement for Spousal Consent may be waived by the Benefits Administration Board in the event that the Participant establishes to its satisfaction that the Participant has no Spouse, that such Spouse cannot be located, or under such other circumstances as may be permitted under applicable Treasury Department regulations. Spousal Consent shall be applicable only to the particular Spouse who provides such consent.
1.41.“Stability Period” means (i) with respect to an Annuity Starting Date prior to January 1, 2014 the calendar year in which occurs the Annuity Starting Date for the distribution and (ii) with respect to an Annuity Starting Date on or after January 1, 2014, the calendar month in which the Annuity Starting Date occurs.
1.42.“Total Compensation” means the basic cash remuneration and any bonus, incentive pay, and overtime pay paid to an Employee during a calendar year, commencing on and after January 1, 2005, for services rendered to the Company, determined prior to any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations) or any salary reduction made pursuant to an arrangement under Section 132(f) of the Code or pursuant to the provisions of another deferred compensation plan maintained by the Company, but excluding any amount earned by the employee on a piece work basis, any amount contributed by the Company under this Plan or any other public or private retirement pension or employee benefit plan, health, hospitalization, long-term disability, workers’ compensation, death or retirement benefits whether obtained through insurance coverage or otherwise, any stock, options, or other rights received under any Company incentive stock, stock option, or stock purchase plan, and all other forms of special pay. Notwithstanding any Plan provisions to the contrary, any basic cash remuneration, any bonus, incentive pay, or overtime pay received by an Employee on or after July 1, 2013 shall be excluded from Total Compensation. The Total Compensation for a period of absence which is counted as Benefit Service on and after January 1, 2005 and prior to July 1, 2013 shall be the Participant’s base rate of Compensation in effect immediately before the period of absence. However, if a Participant is entitled to Benefit Service on and after January 1, 2005, and prior to July 1, 2013 on account of a period of service in the uniformed services of the United States, the Participant shall be deemed to have earned Total Compensation during the period of absence prior to July 1, 2013 at the base rate the Participant would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s base rate of compensation during the 12-month period immediately preceding such period. Annual Total Compensation taken into account for any purpose under the Plan shall not exceed

$200,000, as adjusted from time to time by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code.

ARTICLE 2. PARTICIPATION
2.01Plan Freeze
a.Effective as of July 1, 2013, participation in the Plan was frozen. Any person who was first employed by the Company on or after July 1, 2013 or any person in the employ of the Company or an Affiliated Company on June 30, 2013, who did not become a Participant as of such date, shall not become a Participant of the Plan.
b.Every former employee of the Company or an Affiliated Company who was a Participant on December 31, 2022 shall, subject to Section 2.03, continue to be a Participant. Such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date employment terminated, unless otherwise provided in the Plan.
c.A Participant’s participation in the Plan shall end when no longer employed by the Company and all Affiliated Companies, if the Participant is not entitled to either an immediate or a deferred Pension under the Plan.
d.Prior to July 1, 2013, the Plan read as follows below in Section 2.02.
2.02Participation Requirements Prior to July 1, 2013
a.Every employee of the Company on January 1, 2012 who was a Participant in the Plan on December 31, 2011 shall continue to be a Participant, provided they are then an Employee.
b.Prior to July 1, 2013 every other employee in the employ of the Company shall become a Participant in the Plan as of the first day of the calendar month coinciding with or immediately following (i) the date the employee completes one year of Eligibility Service or (ii) the employee’s 21st birthday, whichever is later, provided the employee is then an Employee. Notwithstanding the foregoing, any other employee in the employ of the Company who as of June 30, 2013 has completed one of year of Eligibility Service and has attained at age 21 shall become a Participant as of June 30, 2013, provided the employee is an Employee on that date.
c.Every former employee of the Company or an Affiliated Company who was a Participant on December 31, 2011 shall, subject to Section 2.03, continue to be a Participant. Such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date the Participant’s employment terminated, unless otherwise provided in the Plan.
2.03Determination of Service
Solely for purposes of this Article, an employee, except as otherwise provided in Appendix B attached hereto, shall be credited with one year of Eligibility Service for the 12-month period beginning on the date they first complete an Hour of Service if they complete at least 1,000 Hours of Service by the end of that period. For each Plan Year beginning after that date and before the employee becomes a Participant, an employee shall be credited with one year of Eligibility Service if at least 1,000 Hours of Service are completed by the end of the Plan Year.

Solely for purposes of this Section 2.03, there shall be a Break in Service of one year for any Plan Year after the Plan Year in which an Employee first completes an Hour of Service during which they do not complete more than 500 Hours of Service.
2.04Events Affecting Participation
A Participant’s participation in the Plan shall end when no longer employed by the Company and all Affiliated Companies if they are not entitled to either an immediate or a deferred Pension under the Plan. However, participation shall continue while on approved leave of absence from service or during a period while they are not an Employee but are in the employ of the Company or an Affiliated Company, but no Eligibility Service or Benefit Service shall be counted for that period, except as specifically provided in Article 3 and Section 4.09, and such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date they ceased to be an Employee.
2.05Participation Upon Reemployment

If an Employee’s participation in the Plan ends and they again become an Employee, they shall be considered a new Employee for all purposes of the Plan, except as provided in Section 3.03.

ARTICLE 3. SERVICE
3.01.Eligibility Service
a.Except as otherwise provided in Section 2.03 or Appendix B attached hereto, Eligibility Service began on the date the Employee who is a Participant first completed an Hour of Service and shall end on such Employee’s Severance Date. If an Employee’s employment is terminated and is later reemployed within one year, the period between the Employee’s Severance Date and the date of reemployment shall be included in Eligibility Service. However, if the Employee’s employment is terminated during a period of absence from service for reasons such as vacation, sickness, disability, layoff or leave of absence approved by the Company, Eligibility Service shall be counted for the period from Severance Date to the date of reemployment only if the Employee is reemployed within one year of the first day of that absence. A Break in Service shall occur if an Employee is not reemployed within one year after a Severance Date, provided, however, that if an Employee’s employment is terminated or if the Employee is otherwise absent from work because of Parental Leave, a Break in Service shall occur only if the Employee is not reemployed or does not return to active service within two years of the Severance Date; and provided further that the first year of such absence for Parental Leave, measured from the Employee’s Severance Date, shall not be considered in determining the Employee’s “period of Break in Service” for purposes of Section 3.03(d). If the Employee has a Break in Service, any period before the Break in Service shall be excluded from Eligibility Service, except as provided in Section 3.03.
b.If an Employee is absent from the service of the Company because of service in the uniformed services of the United States and returns to the service of the Company having applied to return while reemployment rights were protected by law, that absence shall not count as a Break in Service, but instead shall be counted as Eligibility Service to the extent required by law. Effective January 1, 2007, if an individual who was an Employee dies or, effective as of January 1, 2010, becomes disabled (as described in Section 4.05(a)) while performing qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such individual's period of time in qualified military service through the date he died or became disabled shall be counted as Eligibility Service.
c.A period during which an Employee is on a leave of absence approved by the Company shall not be considered as a Break in Service. Under rules uniformly applicable to all Employees similarly situated, the Benefits Administration Board may authorize Eligibility Service to be counted for any portion of that period of leave which is not counted as Eligibility Service under paragraph (a) of this Section.
d.For purposes of determining eligibility for participation and vesting each of the following periods of service shall be counted in a person’s Eligibility Service to the extent that it would be recognized under paragraphs (a) through (c) above with respect to Employees:
i.a period of service as an employee, but not an Employee, of the Company,
ii.a period of service as an employee of an Affiliated Company, and
iii.in the case of a person who is a Leased Employee before or after a period of service as an Employee or a period of service described in (i) or (ii) above, a period during which such person has performed services for the Company or an Affiliated Company as a Leased Employee. A person who would qualify as a Leased Employee except that they have not performed services on a substantially full-time basis for one year shall nonetheless be deemed a Leased Employee for purposes of this clause (iii).
The Break in Service rules of Section 3.03 shall be applied as though all such periods of service were service as an Employee.

e.Notwithstanding any prior provision to the contrary, with respect to any person who was employed by the Company or an Affiliated Company during the period prior to May 1, 1990, Eligibility Service for service rendered during that period shall not be less than the Years of Service credited to such Employee for benefit eligibility purposes as of April 30, 1990, assuming the terms of the Plan as in effect on April 30, 1989 had remained in effect through such date, unless that service is disregarded pursuant to the Plan’s Break in Service provisions.
3.02.Benefit Service
a.Except as provided below or in Appendix B attached hereto, all Eligibility Service rendered prior to July 1, 2013 as an Employee after reaching age 21 shall be Benefit Service under the Plan. Any period between a Severance Date and a reemployment date which is counted as Eligibility Service as provided in Section 3.01(a) shall not be counted as Benefit Service. Notwithstanding any Plan provision into the contrary, Benefit Service shall be frozen as of June 30, 2013 and no Benefit Service shall be credited to a Participant for any period of service or period of absence occurring on or after July 1, 2013.
b.Benefit Service shall include, to the extent required by law, any period of absence from service with the Company due to a period of service in the uniformed services of the United States rendered prior to July 1, 2013 which is counted in a Participant’s Eligibility Service as provided in Section 3.01(b) and which occurs after the date the Participant becomes an Employee or attains age 21, if later. Effective January 1, 2007, if an individual who was an Employee dies or, effective as of January 1, 2010, becomes disabled (as described in Section 4.05(a)) while performing qualified military service (as defined in Section 414(u) of the Code) and while the individual’s reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such individual’s period of time in qualified military service through the date the individual died or became disabled which is counted in a Participant’s Eligibility Service as provided in Section 3.01(b) and which occurs (i) after the date the Participant becomes an Employee or attains age 21, if later, and (ii) prior to July 1, 2013 shall be counted as Benefit Service. The Participant shall be deemed to have earned Compensation during the period of absence which is recognized as Benefit Service at the rate they would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).
c.Under rules uniformly applicable to all Employees similarly situated, the Benefits Administration Board may count as Benefit Service any period, not more than two years, prior to July 1, 2013 during which an Employee is on an approved leave of absence which is counted as Eligibility Service as provided in Section 3.01(c).
d.Benefit Service shall not be credited for any period in which a Participant is (i) not an Employee but is in the employ of the Company, or (ii) in the employ of an Affiliated Company, or (iii) performing services for the Company or an Affiliated Company as a Leased Employee. Nor shall any person, who pursuant to a written contract with the Company that provides that such person (i) is an independent contractor and not an employee, and (ii) thereby waives participation in the Plan, receive any Benefit Service for the period such written contract is in effect.
e.With respect to an Employee who was employed by the Company during the period prior to May 1, 1990, Benefit Service for employment during such period shall not be less than the Years of Service credited to such Employee for benefit accrual purposes as of April 30, 1990, assuming the terms of the Plan as in effect on April 30, 1989 had remained in effect until such date, unless that service is disregarded pursuant to the Plan’s Break in Service provisions.
3.03.Restoration of Retired Participant or Other Former Employee to Service
a.If a Participant in receipt of a Pension is restored to service with the Company as an Employee or with an Affiliated Company, the following shall apply:

i.Except as otherwise provided below, the payment of the Participant’s Pension shall cease (unless the provisions of Sections 4.02(c) and 5.04(b) are applicable) and any election of an optional benefit in effect shall be void.
ii.Any Eligibility Service and Benefit Service to which the Participant was entitled when they retired or terminated service shall be restored.
iii.Except as otherwise provided in subparagraph (v) below, upon later retirement or termination, a Participant’s Pension shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and, if any, after the period when the Participant was not in the service of the Company. The resulting Pension amount shall be offset by an amount of Equivalent Actuarial Value to the benefits the Participant received before the earlier of the date of restoration to service or Normal Retirement Date.
iv.The part of the Participant’s Pension upon later retirement payable with respect to any Benefit Service rendered before the Participant’s previous retirement or termination of service shall never be less than the amount of the previous Pension modified to reflect any option in effect on the Participant’s later retirement.
v.Notwithstanding the foregoing, if a Participant in receipt of a Pension is restored to service on or after May 1, 2004 with the Company as an Employee or with an Affiliated Company for a period of 90 or less days, the payment of the Participant’s Pension shall not cease and any election of an optional benefit shall remain in effect during such period of reemployment; provided, however, if the Participant completes more than 90 consecutive days of service with the Company or an Affiliated Company subsequent to reemployment, or if earlier, the Participant’s period of reemployment with the Company or an Affiliated Company exceeds an accumulated total of 90 days in a calendar year, the payment of such Participant’s Pension shall cease as of the first day of the month coincident with or next following completion of such 90 days of service, provided the Participant is still employed as of such date (unless the provisions of Section 4.02(c) and 5.04(b) are applicable). Upon such Participant’s subsequent retirement, they shall be entitled, prior to any adjustment with respect to the timing or form of payment, an additional Pension equal to the difference between (i) the Accrued Benefit based on the formula then in effect and Compensation, Total Compensation and Benefit Service accrued before and, if any, after the Participant’s reemployment date, and (ii) the Accrued Benefit determined as of the Participant’s previous termination of employment, reduced by an amount of Equivalent Actuarial Value to the benefits, if any, the Participant received before Normal Retirement Date. If the Participant’s Annuity Starting Date with respect to the pre-reemployment portion of the benefit is prior to Normal Retirement Date, any additional Pension payable upon the Participant’s subsequent termination of employment shall be paid in the form of payment elected by such Participant on subsequent retirement and if the Participant’s Annuity Starting Date occurred on or after Normal Retirement Date, any additional Pension payable upon subsequent termination of employment will be paid in the same optional form of benefit as in effect with respect to the portion of the Participant’s benefit attributable to pre-reemployment service.
vi.Notwithstanding the foregoing, if a Participant in receipt of a Pension is restored to service with the Company as an Employee or with an Affiliated Company on or after January 1, 2023, payment of the Participant’s Pension shall not be suspended regardless of the length of the period of reemployment.

b.If a Participant entitled to but not in receipt of a Pension, or a former Participant, or an employee who was never a Participant is reemployed by the Company or an Affiliated Company without having had a Break in Service, Eligibility Service and Benefit Service shall be determined as provided in Sections 3.01 and 3.02, and if reemployed as an Employee, they shall, in the case of a former Participant, immediately be restored as a Participant as of date of reemployment, and in the case of an employee who was never a Participant, become a Participant in accordance with Section 2.02. However, if a former Participant received a lump sum settlement in lieu of a Pension, the Benefit Service to which the former

Participant was entitled at the time of termination of service shall be restored in accordance with the provisions of Section 3.03(c)(ii).
c.If a Participant entitled to but not in receipt of a Pension or a former Participant who received a lump sum settlement in lieu of a Pension is restored to service with the Company or an Affiliated Company, after having had a Break in Service, the following shall apply:
i.Upon completion of one year of Eligibility Service, determined as provided in Section 2.03, following the Break in Service the Eligibility Service to which the Participant was previously entitled shall be restored, and they shall again become a Participant as of the date of restoration to service as an Employee.
ii.Except with respect to a lump sum payment made pursuant to Section 5.04(c), any Benefit Service to which the Participant was entitled at the time of termination of service shall be restored, except that if prior to January 1, 2023 the Participant received a lump sum settlement by the end of the second Plan Year following the Plan Year in which the termination occurred, that Benefit Service shall not be restored.
iii.Upon later termination or retirement of a Participant whose previous Benefit Service has been restored under this paragraph (c), the Participant’s Pension shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and, if any, after the reemployment date. The resulting Pension amount shall be offset, if applicable, but not below zero, by an amount of Equivalent Actuarial Value to any lump sum settlement received upon prior termination.
d.If a former Participant who is not entitled to a Pension is restored to service with the Company or an Affiliated Company, either as an Employee or as an employee, after having had a Break in Service, the following shall apply:
i.Upon completion of one year of Eligibility Service, determined as provided in Section 2.03, following the Break in Service, the former Participant shall again become a Participant as of the date of restoration to service as an Employee if Eligibility Service is restored under subparagraph (ii) below.
ii.Upon restoration to participation, the Eligibility Service to which the former Participant was previously entitled shall be restored if the period of Break in Service does not equal or exceed the greater of (A) five years, or (B) the period of Eligibility Service before the Break in Service, determined at the time of the Break in Service, excluding any Eligibility Service disregarded under this paragraph (d) by reason of any earlier Break in Service. If any such former Participant was restored to service prior to January 1, 1985, or if there was a Break in Service on December 31, 1984 and the period of Break in Service as of that date would have resulted in the exclusion of the former Participant’s previously accrued Eligibility Service under the Plan provisions then in effect, then clause (A) of the preceding sentence shall not be applicable, and previously accrued Eligibility Service shall be excluded.
iii.Any Benefit Service to which the Participant was entitled at the time of termination of service which is included in the Eligibility Service so restored shall be restored.
iv.Upon later termination or retirement of a Participant whose previous Benefit Service has been restored under this paragraph (d), the Participant’s Pension, if any, shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and after the reemployment date.
e.If an employee who was never a Participant is restored to service with the Company or an Affiliated Company prior to July 1, 2013, after having had a Break in Service, upon completion of one year of Eligibility Service following the Break in Service, the Eligibility Service to which the employee was previously entitled under Section 3.01(d) shall be restored if the employee would be entitled to nonforfeitable benefits under the Plan if the employee were a Participant, or otherwise, if the period of Break in Service does not equal or exceed the greater of (i) five years or (ii) the period of Eligibility Service before the Break in Service, determined at the time of the Break in Service, excluding any Eligibility Service disregarded under this paragraph (e) by reason of any earlier Break in Service. If an employee who was never a Participant is restored to Service with the Company or an Affiliated Company on or after July 1, 2013, the employee shall not become a Participant.

ARTICLE 4. ELIGIBILITY FOR AND AMOUNT OF BENEFITS

4.01.Normal Retirement
a.The right of a Participant to a normal retirement Pension shall be nonforfeitable as of Normal Retirement Age, provided the Participant is an employee of the Company or an Affiliated Company at that time. A Participant who has attained Normal Retirement Age may retire from service with the Company and all Affiliated Companies and receive a normal retirement Pension beginning on Normal Retirement Date, subject to the Notice and timing requirements of Article 5, or may postpone retirement and remain in service after Normal Retirement Date, in which event the provisions of Section 4.02 shall be applicable.
b.Subject to the provisions of Section 5.01, the annual normal retirement Pension payable upon retirement on a Participant’s Normal Retirement Date shall be equal to the sum of (i) and (ii) below:
i.the sum of (1) 1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation, and (2) 1.67 percent of such Average Final Compensation in excess of Covered Compensation, multiplied by the number of years of Benefit Service rendered prior to January 1, 2005 up to 35 years; provided, however, that on and after May 1, 1994, such amount shall not be less than the sum of:
A.the Participant’s Accrued Benefit on April 30, 1994 under the terms of the Plan as then in effect, and
B.1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation, plus 1.67 percent of such Average Final Compensation in excess of Covered Compensation, multiplied by the number of years of Benefit Service rendered on and after May 1,

1994, and prior to January 1, 2005 up to 35 years of Benefit Service minus the number of years of Benefit Service used in (1) above.
The combined maximum years of Benefit Service rendered before and after May 1, 1994 used to compute the annual normal retirement Pension under this provision (B) shall not exceed 35 years.
ii.For each year (or portion thereof) of Benefit Service earned after December 31, 2004 and prior to July 1, 2013:
A.1.0 percent of a Participant’s Total Compensation for each (or partial) calendar year beginning after December 31, 2004 and prior to June 30, 2013 not in excess of 80 percent of the Social Security Wage Base for such calendar year, and
B.1.3 percent of such Participant’s Total Compensation for each (or partial) calendar year beginning after December 31, 2004 and prior to June 30, 2013 in excess of 80 percent of the Social Security Wage Base for such calendar year; provided, however, that for each year of Benefit Service earned after December 31, 2004, the sum of (A) and (B) above shall not be less than the sum of (C) and (D) below as of December 31, 2004:
C.1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation and
D.1.67 percent of such Average Final Compensation in excess of Covered Compensation.
iii.Notwithstanding the foregoing, in no event shall the combined number of years of Benefit Service used to compute any Participant’s annual normal retirement Pension under the provisions of subparagraph (i) and (ii) exceed 35 years. For purposes of determining the order in which Benefit Service shall be allocated between and counted under the provisions of subparagraph (i) or (ii) with respect to a Participant who completes more than 35 years of Benefit Service, such Participant’s Benefit Service shall be allocated in the order that produces, based on consecutive years of Benefit Service, the largest annual normal retirement Pension for each Participant.

For purposes of the Plan, the Accrued Benefit as of the last day of the Plan Year beginning in 1993 shall be determined with regard to the $200,000 limitation on Compensation provided in Section 1.12, but shall not be less than the Participant’s Accrued Benefit determined as of the last day of the Plan Year beginning in 1988.

c.In no event shall any Participant’s annual normal retirement Pension be less than the greatest annual amount of reduced early retirement Pension which the Participant could have received under Section 4.03 before Normal Retirement Date.
d.Subject to Section 5.01, in no event shall the Pension payable to a Participant under the Plan at Normal Retirement Date be less than $120 multiplied by years of Benefit Service.
e.Notwithstanding any Plan provision to the contrary, the individuals named on Appendix C shall receive, in addition to any normal retirement Pension determined under paragraph (b) above the amount of retirement Pension set forth in Appendix C. Payment of said amounts shall be in the form of an annuity for the life of the Participant, unless otherwise indicated on Appendix C, and will commence as of May 1, 2008.
4.02.Late Retirement
a.If a Participant postpones retirement as provided in Section 4.01(a), upon termination of employment from the Company and all Affiliated Companies, the Participant shall be entitled to a late retirement Pension beginning as of the first day of the calendar month coinciding with or immediately following termination of employment, subject to the notice and timing requirements of Article 5, which shall be the Participant’s late retirement date.
b.Subject to the provisions of Section 5.01, the annual late retirement Pension shall be an immediate Pension beginning on the Participant’s late retirement date and, shall be equal to (i) the amount determined in accordance with Section 4.01(b) based on the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued to late retirement date, or, if greater, (ii) the amount of the Pension to which the Participant would have been entitled if they had retired on Normal Retirement Date, in either case based on Average Final Compensation, Benefit Service and Total Compensation determined as of such Normal Retirement Date or June 30, 2013, if earlier, under the provisions of the Plan as then in effect, recomputed as of the first day of each subsequent Plan Year before the Participant’s actual late retirement date (and as of the actual late retirement date) as if each such date were the Participant’s late retirement date. Effective as of May 1, 1992, the late retirement Pension determined under the preceding sentence for a Participant who terminates employment on and after May 1, 1992 shall never be less than an amount of Equivalent Actuarial Value to the Pension determined in accordance with Section 4.01(b) based on the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued to Normal Retirement Date, or June 30, 2013, if earlier, recomputed as of the first day of each subsequent Plan Year before the Participant’s late retirement date (and as of the actual late retirement date) as if each such date were the Participant’s late retirement date.
c.In the event a Participant commences receipt of a Pension while in active service under the provisions of Section 5.04(b), such commencement date shall not be the Participant’s Annuity Starting Date for purposes of Article 5 and the Participant shall receive a late retirement Pension commencing on such date in an amount determined as if they had retired on such date. The Pension payable to the Participant during a period of active service shall be in the form of a Qualified Joint and Survivor Annuity, if married, or as a single life annuity, if unmarried. In the event of the death of the Participant during active service, the provisions of Section 4.06 shall apply with respect to any death benefit payable. Upon subsequent retirement, the Participant’s Pension shall be paid in accordance with Section 5.01(a) or (b), as appropriate, unless the Participant elects an optional form of payment under Section 5.02. Subsequently, as of the end of each prior Plan Year before the Participant’s actual late retirement date (and as of the actual late retirement date), the Participant’s Pension shall be recomputed to reflect any additional accruals. The Participant’s recomputed Pension shall then be paid as of the following January 1 (or, if applicable, as of the late retirement date). The Participant’s recomputed Pension shall then be reduced by the Equivalent Actuarial Value of the total payments of late retirement Pension made with respect to monthly payments other than for Non-Suspendible Months of continued employment which were paid prior to each such recomputation to arrive at the Participant’s late retirement Pension; provided that no such reduction shall reduce the Participant’s late retirement Pension below the amount of late retirement Pension payable to the Participant prior to the recomputation of such Pension.
d.Notwithstanding paragraphs (b) and (c) above, in the event a Participant remains in service after the April 1 following the calendar year in which they attain age 70½, and does not commence payment of the Pension while in service under the provisions of Section 5.04(b), then the Pension shall be the excess, if any, of (i) over (ii) where:
i.is the greater of (A) the Participant’s Pension determined in accordance with Section 4.01(b) as of actual retirement date taking into account the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued as of that date, or June 30, 2013, if earlier, or (B) an amount of Equivalent Actuarial Value to the Pension to which the Participant would have been entitled under Section 4.01(b) if they retired at the end of the Plan Year preceding such April 1 based on accruals through such date or June 30, 2013, if earlier, recomputed in accordance with regulations issued by the U.S. Treasury Department as of the first day of each calendar year which begins subsequent to said date (and as of actual late retirement date) as if such date were the Participant’s late retirement date, and
ii.is the actuarial equivalent value of any distributions made with respect to the Participant’s retirement benefits after said date.
e.The pension payable to a Participant who is not a 5 percent owner (as defined in Section 416(i) of the Code) of the Company or an Affiliated Company and who is receiving payments under the provisions of paragraph (c) and Section 5.04(b) as of December 31, 1996, shall continue to be governed by the provisions of paragraph (c) above on and after January 1, 1997.
f.For purposes of this Section 4.02, Equivalent Actuarial Value or actuarial equivalent value shall be determined on the basis set forth in Appendix A.
4.03.Early Retirement
a.Subject to the provisions of Section 5.01(c), a Participant who has not reached Normal Retirement Date but who, prior to termination of employment from the Company and all

Affiliated Companies, has reached their 55th birthday and completed 10 years of Eligibility Service may retire from service and receive an early retirement Pension beginning on the first day of the calendar month coincident with or next following termination of employment or the first day of any calendar month thereafter until Normal Retirement Date.
b.The early retirement Pension shall be a deferred Pension beginning on the Participant’s Normal Retirement Date and, subject to the provisions of Section 5.01, shall be equal to the Accrued Benefit. However, the Participant may elect to receive an early retirement Pension beginning on the first day of any calendar month coincident with or following termination of employment occurring after having satisfied the conditions for early retirement in Section 4.03(a) but before Normal Retirement Date, provided that an early payment date shall be subject to the notice and timing requirements described in Article 5. In that case, the Participant’s Pension shall be equal to the deferred Pension reduced by one-third of one percent for each month by which the date the Participant’s early retirement Pension begins precedes Normal Retirement Date; provided, however, that no reduction shall apply if the Participant has reached age 62 and completed 20 years of Eligibility Service on the date they terminate employment with the Company and all Affiliated Companies.
4.04.Vesting
a.A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the Accrued Benefit upon completion of five years of Eligibility Service since the Participant’s 18th birthday. If the Participant’s employment with the Company and Affiliated Company is subsequently terminated for reasons other than retirement or death, they shall be eligible for a vested Pension upon attainment of Normal Retirement Date. The participant shall be provided with an application for the Pension prior to Normal Retirement Date, and payments will commence after the Plan approves the written application for the Pension.

b.The vested Pension shall begin on the Participant’s Normal Retirement Date and, subject to the provisions of Section 5.01, shall be equal to the Accrued Benefit. However, if on the date of termination, the Participant had completed ten years of Eligibility Service, the Participant may elect to have the vested Pension begin on the first day of any calendar month on or after their 55th birthday and before Normal Retirement Date; provided that the election of an early payment date shall be subject to the notice and timing requirements described in Article 5. In that case, the Participant’s Pension shall be equal to the vested Pension otherwise payable at Normal Retirement Date reduced by one-third of one percent for each month by which the date the Participant’s vested Pension precedes Normal Retirement Date.
c.Notwithstanding paragraph (b) above, effective January 1, 2014 to December 31, 2021, a Participant who has not attained age 55 and who is eligible to receive a vested Pension under the Plan pursuant to the provisions of this Section 4.04 where the present value of such vested Pension as determined pursuant to the provisions of Section 5.02 is more than $1,000 but not more than $5,000, may elect to receive such vested Pension in a single lump sum payment determined as provided under Section 5.02 – Option 6 as of the first day of any month following termination of employment with the Company and Affiliated Company and prior to the first day of the calendar month in which their 55th birthday occurs. See Section 5.01 for the provisions regarding payment of small benefits effective on or after January 1, 2023.
4.05.Disability
a.Notwithstanding any other Plan provision to the contrary, a Participant who ceases to be actively employed by the Company prior to July 1, 2013 and while an Employee on account of disability shall continue to be credited with (i) Eligibility Service but only for the period they are eligible for and continuously receiving either (1) disability benefits under the Company’s long-term disability plan or (2) disability insurance benefits under the Social Security Act and (ii) Benefit Service for the period prior to July 1, 2013 during which they are continuously receiving the disability benefits described in clause (1) and (2) of this sentence. With respect to a Participant who, on or after January 1, 2010 and prior to July 1, 2013, becomes disabled while in qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such Participant shall be deemed to be disabled for purposes of the Plan if they would qualify for disability benefits under the Company’s long-term disability program even though they otherwise may be ineligible for benefits thereunder due to the injury occurring while in the military service. There shall also be included in Eligibility Service and Benefit Service any applicable waiting period for disability benefits under the Company’s long-term disability plan or the Social Security Act; provided no Benefit Service shall be credited for any period after June 30, 2013; and provided further that after expiration of such period the Participant becomes entitled to such long-term disability benefits or Social Security disability insurance benefits. Upon attaining age 65, the Participant shall be entitled to a disability retirement Pension in an amount provided in paragraph (b) below. Such disability retirement Pension shall commence on the Participant’s Normal Retirement Date. The Total Compensation credited to a Participant for a period of absence accruing on or after December 31, 2004 that is counted as Benefit Service under the preceding provisions of this paragraph (a), shall be the Participant’s base rate of compensation in effect immediately prior to the date they ceased employment on account of disability.
b.Subject to Section 5.01, the disability retirement Pension shall be calculated as a normal retirement Pension in accordance with Section 4.01(b) as in effect on the date the Participant’s Pension commences, based on Average Final Compensation at the time employment ceased on account of disability, Total Compensation under Section 1.42 and paragraph (a) above, and Benefit Service under Section 3.02 and paragraph (a) above. Notwithstanding the foregoing, all Benefit Service, Average Total Compensation and

Total Compensation accruals under the ongoing provisions of this Section 4.05 shall cease as of June 30, 2013.
c.If the Participant’s disability benefits under the Company’s long-term disability plan or disability insurance benefits under the Social Security Act are discontinued prior to Normal Retirement Date and the Participant is not restored to service with the Company or an Affiliated Company, they shall be entitled to retire on an early retirement Pension as of the first day of the calendar month immediately after such discontinuance or to receive a vested retirement Pension payable in accordance with Section 4.04 if at the date they ceased to be disabled they had completed the service requirements for such Pension and, in the case of an early retirement Pension, at the date they ceased to be disabled they had attained the required age for early retirement pursuant to Section 4.03. In either case, the Pension shall be computed on the basis of Average Final Compensation, Total Compensation, at the date of discontinuance of disability benefit determined in accordance with Section 1.42 and paragraph (a) above, and Benefit Service at the date of discontinuance of disability benefits, determined in accordance with Article 3 and paragraph (a) above, and the benefit formula in effect on the date they cease to be disabled.
4.06.Spouse’s Pension
a.If a Participant:
i.dies while employed by the Company or any Affiliated Company and prior to the Annuity Starting Date having met the requirements for any Pension under Section 4.01, 4.02, 4.03 of 4.04, or
ii.dies after termination of employment and after becoming eligible for a Pension under Section 4.01, 4.02 or 4.03, or after terminating service on or after August 23, 1984 with entitlement to a vested Pension under Section 4.04, but in either case before the Annuity Starting Date, or
iii.dies while accruing service under Section 4.05 and while entitled to any Pension, but before the Annuity Starting Date,

a spouse’s Pension shall be payable to the Participant’s surviving Spouse (or surviving Registered Domestic Partner) for life.
Notwithstanding any provision of the Plan to the contrary, if a Participant dies while performing qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, the surviving Spouse (or surviving Registered Domestic Partner) of such Participant shall be entitled to any additional benefits, including benefit accruals relating to the period of qualified military service rendered prior to July 1, 2013, as if the Participant had been reemployed by the Company or any Affiliated Company and then terminated employment from the Company and all Affiliated Companies on account of death.
b.Subject to the provisions of Section 5.01(c):
i.If the spouse’s Pension is payable to the Participant’s Spouse, the spouse’s Pension shall commence on what would have been the Participant’s Normal Retirement Date (or the first day of the month following the date of death, if later). However:
A.if the Participant dies in active service with the Company or any Affiliated Company or while accruing Eligibility Service under Section 4.05 in either case after having completed at least five years of Eligibility Service, or after retiring early but before the Annuity Starting Date, the Spouse may file a written application to elect to begin receiving payments as of the first day of any month following the Participant’s date of death and prior to what would have been the Participant’s Normal Retirement Date; and
B.if the Participant dies after terminating service with the Company and all Affiliated Companies with the right to a vested Pension and having completed ten years of Eligibility Service, but prior to the Annuity Starting Date, the Spouse may file a written application to elect to begin receiving payments as of the first day of any month following what would have been the Participant’s 55th birthday (or following date of death, if later) and prior to what would have been the Participant’s Normal Retirement Date.
ii.If the spouse’s Pension is payable to the Participant’s surviving Registered Domestic Partner, the spouse’s Pension shall commence as of the first day of the month coincident with or next following the date on which the Benefits Administration Board is officially notified of the

Participant’s death, but only after written application is made to commence such payment, provided, however such payment shall not commence later than one year following the Participant’s date of death.

An election by the Spouse to commence receiving payments prior to what would have been the Participant’s Normal Retirement Date (or by a surviving Registered Domestic Partner to commence payments prior to the first anniversary of the Participant’s death) shall be made on a form provided by the Benefits Administration Board.
iii.In the case of a Participant who dies in active service with the Company or any Affiliated Company or while accruing Eligibility Service under Section 4.05, in either case after having completed at least five years of Eligibility Service, the spouse’s Pension shall be equal to one‑half of the annual Pension the Participant would have been entitled to commencing on Normal Retirement Date (or the first day of the month following the Participant’s date of death, if later) in the form of a life annuity, had the Participant terminated employment on the day preceding the date of death. If payments to the Spouse (or Registered Domestic Partner) begin in accordance with the foregoing provisions of this Section 4.06 prior to what would have been the Participant’s Normal Retirement Date, there shall be no reduction for early commencement.
iv.In the case of any other eligible Participant who dies prior to the Annuity Starting Date, the spouse’s Pension shall be equal to the amount of benefit the Spouse (or surviving Registered Domestic Partner) would have received if the Pension to which the Participant was entitled at date of death had commenced on their Normal Retirement Date (or the first day of the month following the date of death, if later) in the form of a Qualified Joint and Survivor Annuity and the Participant had died immediately thereafter. The spouse’s Pension shall be further adjusted to reflect its commencement prior the Participant’s Normal Retirement Date as follows:
A.if the spouse’s Pension payable to a Spouse (or Registered Domestic Partner) of a Participant who dies after becoming eligible for early retirement under Section 4.03 but prior to the Annuity Starting Date commences prior to the what would have been the Participant’s Normal Retirement Date, the amount of the Pension payable to the Spouse (or Registered Domestic Partner) will be based on the amount of early retirement Pension to which the Participant would have been entitled if they had requested benefit commencement at that earlier commencement date, reduced in accordance with Section 4.03(b); and
B.if the spouse’s Pension payable to a Spouse (or surviving Registered Domestic Partner) of a Participant who dies after terminating with the right to a vested Pension under Section 4.04 (and having completed at least ten years of Eligibility Service) but prior to the Annuity Starting Date, commences prior to what would have been the Participant’s Normal Retirement Date, the amount of the Pension payable to the Spouse (or Registered Domestic Partner) shall be based on the amount of vested Pension to which the Participant would have been entitled if they had requested benefit commencement at that earlier date, reduced in accordance with Section 4.04(b) and in the event such commencement date is prior to the 55th anniversary of the Participant’s birth, the benefit payment to the Registered Domestic Partner shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Registered Domestic Partner on the date the Participant would have attained age 55.
c.Notwithstanding the foregoing, if within the 180-day period prior to the Annuity Starting Date a Participant has elected an optional form of Pension which provides for monthly payments to the Spouse (or Registered Domestic Partner) for life in an amount equal to at least 50 percent but not more than 100 percent of the monthly amount payable under the option for the life of the Participant and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, such optional form of Pension shall be used for computing the spouse’s Pension. Notwithstanding the foregoing sentence, the optional form of Pension elected pursuant to the preceding sentence shall only be payable to a Spouse (or Registered Domestic Partner) entitled to a payment under paragraph (c)(i) above if the value of such optional form of payment exceeds the value of payments under paragraph (c)(i).
4.07.Lost Participants
a.Notwithstanding the foregoing provisions of Article 4, in the event a Participant’s Pension otherwise scheduled to commence on the Participant’s Normal Retirement Date (or late retirement date, if applicable) is delayed because the Benefits Administration

Board is unable to locate the Participant, the Benefits Administration Board shall commence payment as soon as practicable after the date the Participant is located. Unless the Participant elects an optional form of payment in accordance with the provisions of Section 5.02, payment shall be in the automatic form set forth in Section 5.01 applicable to the Participant on the Annuity Starting Date. The Pension payable to the Participant as of the Annuity Starting Date shall be of Equivalent Actuarial Value to the Pension otherwise payable to the Participant on Normal Retirement Date.

In the event a Participant whose Pension is delayed beyond Normal Retirement Date (or late retirement date, if applicable) as described above dies prior to the Annuity Starting Date and is survived by a Spouse (or Registered Domestic Partner), the Spouse (or Registered Domestic Partner) shall be entitled to receive a spouse’s Pension under the provisions of Section 4.06 computed on the basis of the Equivalent Actuarial Value of the Pension payable to the Participant on their Normal Retirement Date (or late retirement date, if applicable).
b.In lieu of the Pension otherwise payable under paragraph (a) above, a Participant described in paragraph (a) whose Pension will be paid in the form of an annuity may elect to receive:
i.a reduced Pension equal to the Pension otherwise payable under paragraph (a) above (as adjusted to reflect the form of payment elected by the Participant under the provisions of Section 5.01 or 5.02, as applicable) reduced by the Equivalent Actuarial Value of the lump sum payment under clause (ii) below, and
ii.a lump sum payment equal to the sum of the monthly payments the Participant would have received during the period beginning on their Normal Retirement Date (or late retirement date, if applicable) and ending with the month preceding the Annuity Starting Date. The amount of such monthly payments shall be determined as of the Participant’s Normal Retirement Date (or late retirement date, if applicable) on the basis of the actual form of payment in which the Participant’s Pension under subparagraph (i) above is payable.

An election under this paragraph (b) shall be subject to the notice and spousal consent requirements set forth in Section 5.03 applicable to the election of an optional form of payment.
c.For purposes of paragraphs (a) and (b), Equivalent Actuarial Value shall be determined on the basis set forth in Appendix A.
4.08.Maximum Benefit Limitation
a.The provisions of Section 415 of the Code are incorporated into the Plan by reference. The following provisions of this Section reflecting the increased limitations of Section 415(b) of the Code effective on and after January 1, 2002 shall apply to all current and former Participants (with benefits limited by Section 415(b) of the Code) who have an Accrued Benefit under the Plan immediately prior to January 1, 2002 (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b).
b.Notwithstanding any other provision of the Plan, the annual benefit to which a Participant is entitled under the Plan shall not, in any Limitation Year, be in an amount which would exceed the applicable limitations under Section 415 of the Code and regulations thereof. As of January 1 of each calendar year commencing on or after January 1, 2003, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of benefit payable under the Plan during the Limitation Year ending within that calendar year including benefit payable to Participants who retired prior to that Limitation Year. The determination of the amount of any increase in the Pension payable to a Participant in receipt of a Pension on the last day of the prior Limitation Year shall be determined based on the Participant’s age at the date the Pension commenced.
c.To the extent required to comply with Section 415 of the Code, if a Participant participates in more than one defined benefit pension plan required to be aggregated with this Plan under Section 415 of the Code and if the provisions of Section 415 require an adjustment to benefits to comply with Section 415 of the Code, adjustments to a Participant’s benefits payable with respect to such Participant shall be made first under any other defined benefit plan maintained by the Company or an Affiliated Company which provides for a reduction in this circumstance prior to making any adjustment under this Plan.
d.The term “remuneration” for purposes of applying the limitations under Section 415 of the Code with respect to any Participant shall mean the wages, salaries, and other amounts paid in respect of such Participant by the Company or an Affiliated Company for personal services actually rendered and including any elective amounts that are not includible in gross income of the Participant by reason of Section 125, 132(f), 402(g) or 457(b) of the Code and shall exclude other deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. For Limitation Years beginning on or after July 1, 2007, “remuneration” shall include payments made by the later of 2½ months after severance from employment, or the end of the Limitation Year that includes the date of severance from employment, if, absent a severance from employment, such payments would have been paid to the employee while the employee continued in employment with the Company or an Affiliated Company, and are regular compensation for services during the employee’s regular working hours, compensation for services outside the employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation. Effective for Limitation Years beginning on and after July 1, 2007, for purposes of applying the maximum benefit limitations under this Section 4.08, remuneration shall not exceed the limitation on compensation under Section 401(a)(17) of the Code.

Effective on and after January 1, 2009, notwithstanding the preceding sentence, ‘remuneration’ shall also include:

i.salary continuation payments for military service as described in Treasury Regulation Section 1.415(c)-2(e)(4);
ii.compensation paid after severance from employment as described in Treasury Regulation Section 1.415(c)-2(e)(3)(ii) and (iii)(A), and
iii.foreign income as described in Treasury Regulation Section 1.415(c)-2(g)(5)(i), excluding amounts described in Treasury Regulation Section 1.415(c)-2(g)(5)(ii).

Effective for Plan Years and Limitation Years beginning on or after January 1, 2009, “remuneration” shall include differential wage payments (as defined in Section 3401(h)(2) of the Code) paid to an individual by the Company or an Affiliated Company.

Payments not described above shall not be considered remuneration if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment.
4.09.Transfers and Employment With an Affiliated Company
a.If an Employee (i) becomes employed by the Company in any capacity other than as an Employee as defined in Article 1, (ii) becomes employed by an Affiliated Company, or (iii) becomes a Leased Employee, they shall retain any Benefit Service they have under this Plan. Upon later retirement or termination of employment with the Company or Affiliated Company (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Employee is entitled under the Plan shall be determined under the Plan provisions in effect on the date they cease to be an Employee as defined in Article 1, and only on the basis of Benefit Service, Average Final Compensation, and Total Compensation accrued prior to July 1, 2013 and while an Employee as defined in Article 1.
b.Subject to the Break in Service provisions of Article 3 and except as otherwise provided in paragraphs (c) and (d) below, in the case of a person who (i) was originally employed by the Company in any capacity other than as an Employee as defined in Article 1, (ii) was originally employed by an Affiliated Company, or (iii) was originally providing services to the Company as a Leased Employee, and thereafter becomes an Employee, upon later retirement or termination of employment, the benefits payable under the Plan shall be computed under the Plan provisions in effect at that time, and only on the basis of the Benefit Service, Average Final Compensation, and Total Compensation accrued while an Employee as defined in Article 1 and prior to July 1, 2013.
c.Notwithstanding any Plan provision to the contrary, in the case of a person who is employed by the Company as an Employee prior to January 1, 2005 and who was previously employed by an Affiliated Company, other than a person who retired or otherwise terminated employment with the Company prior to May 1, 1984, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with an Affiliated Company rendered prior to January 1, 2005 (but only during the period it qualified as such); provided, the annual Pension payable hereunder shall be reduced by the Equivalent Actuarial Value of any retirement benefit the Participant received or is entitled to receive under a retirement plan of such Affiliated Company with respect to any service which is recognized as Benefit Service for purposes of computation of benefits under this Plan. Notwithstanding any Plan provision to the contrary, in the case of a person who is employed by the Company as an Employee on or after January 1, 2005 and prior to July 1, 2013 and who was previously employed by an Affiliated Company, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with an Affiliated Company rendered prior to January 1, 2005 (but only during the period it qualified as such) to the extent such employment was recognized as service for the purpose of calculating a benefit under a defined benefit plan maintained by such Affiliated Company; provided, the annual Pension payable hereunder shall be reduced by the Equivalent Actuarial Value of any retirement benefit the Participant received or is entitled to receive under a defined benefit plan of such

Affiliated Company with respect to any service which is recognized as Benefit Service for purposes of computation of benefits under this Plan.
d.Notwithstanding any Plan provisions to the contrary, with respect to any person who immediately prior to the date on which such person becomes an Employee is in the employ of the Company as an employee but not as an Employee, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with the Company rendered as an employee prior to January 1, 2005.
e.Notwithstanding the foregoing provisions of this Section 4.09, the Pension computed under Section 4.01, 4.02, or 4.03 of any Participant previously employed by The Ronald Press Company (“Ronald”), excluding Employees who have retired or otherwise terminated their employment with the Company prior to May 1, 1984, shall be equal to the Pension which the Participant would have been entitled to if they had been credited with service with Ronald, in addition to service with the Company, minus an amount equal to an annual annuity commencing at age 65 for the life of the Participant which could have been obtained in September 1977 (under the actuarial assumptions used by the Plan) for an amount equal to the lump sum payment the Participant received from Ronald in September 1977 as additional compensation (being the payment referred to in Section 3.3 of the Stock Purchase Agreement between the Company and the shareholders of Ronald). The provisions of this paragraph (d) shall be applicable only if it results in a larger Pension to the Participant.

ARTICLE 5. PAYMENT OF PENSIONS

5.01.Automatic Form of Payment
a.If the Participant is not married on the Annuity Starting Date, the Pension shall be payable in monthly installments ending with the last monthly payment before death, unless the Participant has elected an optional benefit as provided in Section 5.02.

b.If the Participant is married on the Annuity Starting Date or has a Registered Domestic Partner on the Annuity Starting Date and has not elected an optional form of benefit as provided in Section 5.02, the Pension payable shall be in the form of a Qualified Joint and Survivor Annuity of Equivalent Actuarial Value to the Pension determined under Section 5.01(a), providing for a reduced Pension payable to the Participant during their life, and after their death providing one-half of that reduced Pension will continue to be paid during the life of, and to, the Spouse or the Registered Domestic Partner on file with the Plan at the Annuity Starting Date. Notwithstanding the preceding, if an option described in Section 5.02 provides for payments continuing after the Participant’s death for the life of a Beneficiary at a rate of at least 50 percent but not more than 100 percent of the Pension payable for the life of the Participant and if such option, with the Spouse to whom the Participant is married on the Annuity Starting Date or the Participant’s Registered Domestic Partner on the Annuity Starting Date) named as Beneficiary, would be of greater actuarial value than the joint and survivor annuity described above, such option with such Spouse (or Registered Domestic Partner) as Beneficiary shall be the Qualified Joint and Survivor Annuity.
c.Notwithstanding any Plan provision to the contrary, effective as of January 1, 2014, if the Participant’s Annuity Starting Date occurs on or after Normal Retirement Date and the present value of the Pension amounts to $5,000 or less, or if the Participant’s Annuity Starting Date occurs before Normal Retirement Date and the present value of the Pension amounts to $1,000 or less as of such Annuity Starting Date, a lump sum payment of Equivalent Actuarial Value shall be made in lieu of all benefits. Notwithstanding any Plan provision to the contrary, effective as of January 1, 2014, a lump sum payment of Equivalent Actuarial Value shall be made in lieu of all benefits if the present value of the Pension payable on behalf of a Participant who has not commenced payment of a Pension to a spouse or Registered Domestic Partner determined as of the Participant’s date of death, amounts to $5,000 or less. In determining the amount of a lump sum payment payable under this paragraph, (i) Equivalent Actuarial Value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant’s Normal Retirement Age, of Equivalent Actuarial Value to the benefit which would otherwise have been provided commencing at the Participant’s Normal Retirement Age, and (ii) the Equivalent Actuarial Value shall be determined by using the IRS Mortality Table and the IRS Interest Rate. Such Equivalent Actuarial Value shall be determined as of the Participant’s Annuity Starting Date by using the IRS Mortality Table and the IRS Interest Rate in effect as of such Annuity Starting Date. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this paragraph. The determination as to whether a lump sum payment is due shall be made as in accordance with procedures established by the Benefits Administration Board on a basis uniformly applicable to all Participants similarly situated. In no event shall such lump sum payment be made following the date Pension payments have commenced as an annuity. Notwithstanding the foregoing, in calculating the amount of a lump sum payment under this paragraph (c) with an Annuity Starting Date on or after January 1, 2014 and prior to January 1, 2015, in no event shall such lump sum payment be less than the lump sum amount that would have been provided if the IRS Interest Rate under Section 1.21(a) and the Stability Period under Section 1.41(i) continued in effect for the 2014 calendar year.

Effective as of January 1, 2023, if (1) the present value of a Participant’s Pension determined after the Participant’s Severance Date, or (2) with respect to a Participant who dies before the Annuity Starting Date, the present value of the Pension payable on behalf of the Participant to the Participant’s Spouse or Registered Domestic Partner determined as of the Participant’s date of death, amounts to $5,000 or less, the provisions of this paragraph (c) shall apply as soon as administratively practicable after the Participant’s Severance Date or death, as applicable; however, if the present value of the Participant’s

Pension determined after the Participant’s Severance Date is over $1,000 but does not exceed $5,000, such Participant may elect to defer payment of the Pension until Normal Retirement Date. This provision shall also apply to Participants who terminated employment with the Company and all Affiliated Companies or who died before January 1, 2023, where the present value of the Pension payable does not exceed $5,000. The Benefits Administration Board shall perform a sweep to identify Participants, Spouses and Registered Domestic Partners who are entitled to this benefit.

5.02.Optional Forms of Payment
Any Participant may, subject to the provisions of Section 5.03, elect to convert the Pension otherwise payable to the Participant under the provisions of Section 4.01, 4.02 4.03 or 4.04(b) into an optional benefit of Equivalent Actuarial Value, as provided in one of the options named below. A Participant described in Section 4.04(c) or Section 5.01(c) who has not commenced payment by the later of Normal Retirement Date or Severance from Service may only receive payment of a Pension under Option 6 below.
Option 1. A modified Pension payable during the Participant’s life, and after their death payable during the life of, and to, the Beneficiary named by the Participant when this option was elected.
Option 2. A modified Pension payable during the Participant’s life, and after their death payable at 50% (or, effective with respect to an Annuity Starting Date occurring on or after May 1, 2008, 75%) of the amount of the modified Pension during the life of, and to, the Beneficiary named by the Participant when this option was elected.
Option 3. Either Option 1 or Option 2; provided, that in the event the Beneficiary predeceases the Participant, the annual Pension payable to the Participant after the Beneficiary’s death shall equal the Pension that would have been payable pursuant to Section 5.01(a).
Option 4. In the case of a Participant who retires before the first day on which the Participant is entitled (upon proper application) to receive an old age Social Security insurance benefit (regardless of reduction on account of commencement of such Social Security benefit prior to Social Security Retirement Age), a Pension payable until such date during the Participant’s lifetime, and at any reduced amount thereafter, but not less than zero, for the remainder of the Participant’s life. For purposes of this Option 4, “Social Security Benefit” means the old age insurance benefit which the Participant is entitled to receive under Title II of the Social Security Act as in effect on the date of retirement or other termination of employment, or which the Participant would be entitled to receive if not disqualified from receiving Social Security benefits by entering into covered employment or for any other reason. In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year in which the Employee retires or terminates service. The Employee’s Social Security Benefit shall be determined on the basis of the Employee’s actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in the national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available.
Notwithstanding the foregoing and except as provided below, in determining the amount of benefit available under this Option 4 for any Participant who terminates employment with the Company or an Affiliated Company on or after May 1, 2004, the Equivalent Actuarial Value shall in no event be less than the amount determined by using the IRS Mortality Table and the IRS Interest Rate.
Option 5. A Pension payable for the Participant’s life, with no Pension payable after the Participant’s death.
Option 6. Effective as of January 1, 2014, a lump sum payment of Equivalent Actuarial Value to the Pension otherwise payable to the Participant, provided that the amount of the lump sum payment at the Annuity Starting Date does not exceed $5,000. In determining the amount of a lump sum optional benefit available under this Option, (a) Equivalent Actuarial Value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant’s Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Participant’s Normal Retirement Date, and (b) in no event shall the Equivalent Actuarial Value be less than the amount determined by using the IRS Mortality Table and the IRS Interest Rate.
Notwithstanding the foregoing, in calculating the amount of (i) a benefit under Option 4 with an Annuity Starting Date on or after January 1, 2008 and prior to May 1, 2009, in no event shall such benefit be less than the benefit that would have been provided if the IRS Interest Rate under

Section 1.21(a) and the IRS Mortality Table under Section 1.22(a) continued in effect for that period and (ii) a benefit under Option 4, or Option 6 with an Annuity Starting Date on or after January 1, 2014 and prior to January 1, 2015, in no event shall such benefit be less than the benefit that would have been provided if the IRS Interest Rate under Section 1.21(a) and the Stability Period under Section 1.41(i) continued in effect for that period.

In the event a Participant is not entitled to any Pension upon termination of employment, they shall be deemed cashed-out under the provisions of this Plan as of the date they terminated service. However, if a Participant described in the preceding sentence is subsequently reemployed by the Company or an Affiliated Company, the provisions of Section 3.03 shall apply without regard to such sentence.
5.03.Election of Options
A Participant’s election of an optional form of payment under the provisions of Section 5.02 shall be subject to the following provisions:
a.A married Participant’s election of any option shall only be effective if Spousal Consent to the election is received by the Benefits Administration Board, unless:
i.the option provides for monthly payments to the Spouse for life after the Participant’s death, in an amount equal to at least 50 percent but not more than 100 percent of the monthly amount payable under the option to the Participant, and
ii.the option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity.
b.Upon receipt of notification that a Participant wishes to commence payments of their Pension, the Participant shall be furnished with a written explanation in nontechnical language of the terms and conditions of the Pension payable to the Participant in the normal and optional forms described in Sections 5.01 and 5.02. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the optional forms of payment under the Plan, any rights the Participant may have to defer commencement of the Pension, the consequences of failing to defer receipt of their Pension, the requirement for Spousal Consent as provided in paragraph (a) above, and the right of the Participant to make, and to revoke, elections under Section 5.02.
c.The notice required by paragraph (b) must be provided no more than 180 days and no less than 30 days prior to the Participant’s Annuity Starting Date. A Participant’s Annuity Starting Date may not occur less than 30 days after receipt of the notice, except as otherwise provided in paragraph (d). An election under Section 5.02 shall be made on a form provided by the Benefits Administration Board and may be made during the period following the date the notice is furnished to the Participant, but not prior to the date the Participant receives the written explanation described in paragraph (b). Notwithstanding the foregoing, an election made after the Annuity Starting Date shall be deemed to have been made within the election period if (i) the written explanation described in paragraph (b) is provided to the Participant before the Annuity Starting Date, (ii) distribution commences not later than 180 days after the date such written explanation is provided to the Participant, and (iii) the Participant’s election is made before the distribution commences. A distribution shall not be deemed to violate the requirements of clause (ii) of the preceding sentence merely because, due solely to administrative delay, it commences more than 180 days after the date such written explanation is provided to the Participant.
d.Notwithstanding the provisions of paragraph (c) above, a Participant may, after having received the notice required by paragraph (b), affirmatively elect to have benefits commence sooner than 30 days following receipt of the notice, provided all of the following requirements are met:
i.the Participant is clearly informed that they have a period of at least 30 days after receiving the notice to decide when to have benefits begin and, if applicable, to choose a particular optional form of payment;

ii.the Participant affirmatively waives the 30-day period referred to above and elects a date for benefits to begin and, if applicable, an optional form of payment, after receiving the notice;
iii.the Participant is permitted to revoke an election until the later of the Annuity Starting Date or seven days following the day they received the notice;
iv.payment does not commence less than seven days following the day after the notice is received by the Participant (except that the 180-day period may be extended due to administrative delay; and
v.the Participant’s Annuity Starting Date is after the date the notice is provided.
e.An election of an option under Section 5.02 may be revoked on a form provided by the Benefits Administration Board, and subsequent elections and revocations may be made at any time and from time to time during the election period specified in paragraph (c) or (d) above, whichever is applicable. An election of an optional benefit shall be effective on the Participant’s Annuity Starting Date and may not be modified or revoked after the Annuity Starting Date unless otherwise provided under paragraph (d) above. A revocation of any election shall be effective when the completed form is filed with the Benefits Administration Board. If a Participant who has elected an optional benefit dies before the date the election of the option becomes effective, the election shall be revoked except as provided in Section 4.06(c). If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.
5.04.Commencement of Payments
a.Except as otherwise provided in Article 4 or this Article 5, payment of a Participant’s Pension shall begin as soon as administratively practicable following the latest of (i) the Participant’s 65th birthday, (ii) the fifth anniversary of the date on which they became a Participant, or (iii) the date they terminate service with the Company, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).
b.Notwithstanding the preceding paragraph:

i.In the case of a Participant who is 5 percent owner (as defined in Section 416(i) of the Code) who remains in the active service of the Company or an Affiliated Company after April 1 following the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951) in accordance with the provisions of Section 4.02(c), the Participant’s Pension shall begin not later than the April 1 following the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951).

ii.In the case of any Participant who is not a 5 percent owner and who remains in active service of the Company or an Affiliated Company after the April 1 of the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951), such Participant’s Pension shall be payable as of the last day of the month following the date the Participant terminates employment with the Company and all Affiliated Companies, subject to the notice and timing requirements of Article 5, unless otherwise required to commence earlier to comply with applicable law.
iii.Effective January 1, 2022, in the case of a Participant who does not make an election to begin a Pension in accordance with the applicable provisions of subparagraph (i) or (ii) above, the Pension will commence as soon as reasonably practicable as of the required beginning date described in said subparagraphs and will be paid in the applicable automatic form of payment under Section 5.01. Once payment begins in the automatic form, the Participant will not be permitted to subsequently elect an optional form of payment under Section 5.02.

c.Special Lump Sum Opportunity
i.Except as provided below, a Participant with a vested Accrued Benefit whose employment with the Company terminated prior to April 30, 2016, may elect to receive the entire Accrued Benefit as a single lump sum as of October 1, 2016 or such other date that the Benefits Administration Board determines in its sole and absolute discretion that is applied in a uniform and nondiscriminatory manner (“Payment Date”), provided that (A) the Participant has not commenced receiving benefits as of the Payment Date; and (B) the Participant makes the election to receive their benefit as of the Payment Date, on a form that is postmarked on or before August 31, 2016, or such other date as shall be approved by the Benefits Administration Board in its sole discretion (that is applied in a uniform and nondiscriminatory manner). For purposes of this paragraph (c), an “eligible Participant” is a Participant who satisfies the requirements of this subparagraph (i) and is not excluded pursuant to subparagraph (ii) below.
ii.This opportunity will not be available to (A) a Participant as to whom a domestic relations order has been served on the Plan or as to whom the Plan has knowledge of the pendency of such an order; (B) a Participant who is required to commence their benefit pursuant to the provisions of Section 401(a)(9) of the Code; (C) the surviving Spouse or Beneficiary of a deceased Participant; or (D) any other classification of Participant that the Benefits Administration Board determines in its sole and absolute discretion (that is applied in a uniform and nondiscriminatory manner) shall not be offered this opportunity.
iii.An eligible Participant who (A) is eligible for an early retirement Pension pursuant to Section 4.03, or (B) attains Normal Retirement Date as of the Payment Date, will have a one-time opportunity to elect to receive their Accrued Benefit in a lump sum. The lump sum payment will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Payment in a form other than a lump sum will be calculated after applying the applicable early commencement reductions described in Section 4.03(b), if applicable. Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or any optional form of payment available to the Participant under Section 5.02. For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
iv.An eligible Participant who is not eligible for an early retirement Pension but (A) is age 55 or older, (B) has at least 10 years of Eligibility Service, and (C) is eligible to commence a vested Pension pursuant to Section 4.04(b) as of the Payment Date, will have a one-time opportunity to elect to receive their Accrued Benefit in a lump sum. The lump sum payment will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Payment in a form other than a lump sum will be calculated after applying the early commencement reductions described in Section 4.04(b). Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or any optional form of payment available to the Participant under Section 5.02. For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
v.An eligible Participant who (A) is age 55 or older, (B) has less than 10 years of Eligibility Service, and (C) is eligible to commence a vested Pension pursuant to Section 4.04 as of Normal Retirement Date occurring on or after the Payment Date, will have a one-time opportunity to receive their Accrued Benefit as of the Payment Date, in a lump sum which will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or Option 2 under Section 5.02 (but only with the Spouse as Beneficiary). For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected. \
vi.An eligible Participant who has a vested Pension benefit but (A) has not attained age 55, and (B) is eligible to commence a vested Accrued Benefit pursuant to Section 4.04 as of Normal Retirement Date, will have a one-time opportunity to receive their Pension benefit as of the Payment Date, in a lump sum, which will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Such Participant may elect to receive their Pension benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or Option 2 under Section 5.02 (but only with the Spouse as Beneficiary). For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
vii.Solely for purposes of calculating the lump sum for this paragraph (c), Equivalent Actuarial Value of the lump sum shall be determined by using the IRS Mortality Table and the IRS Interest Rate.

5.05.Distribution Limitation
Notwithstanding any other provision of this Article 5, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Distributions under this Section 5.05 shall meet the requirements of Treasury Regulations Section 1.401(a)(9)-1 through 1.401(a)(9)-9. Further, such regulations shall override any plan provision that is inconsistent with Section 401(a)(9) of the Code. If a Participant dies after Pension payments have commenced, any payments continuing on to a Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.

All distributions shall be subject to the following rules:
a.Any additional benefits accruing to a Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.
b.If the Participant’s Pension is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-Spouse Beneficiary, annuity payments to be made on or after the Participant’s required beginning date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table and in the manner set forth in final Treasury Regulations Section 1.401(a)(9)-6(b)(2)(iii) (or proposed Treasury Regulations Section 1.401(a)(9)-6(b)(2)(iii) with respect to distributions commencing with Annuity Starting Dates in 2022 or later), to determine the applicable percentage.
c.For purposes of this Section, the following definitions shall apply:
i.Designated beneficiary. The individual who is designated as the beneficiary under Section 1.05 is the designated beneficiary under Section 401(a)(9) of the Code and Treasury Regulations Section 1.401(a)(9)-4.

ii.Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.
iii.Life expectancy. Life expectancy as computed using the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.
iv.Required beginning date. The date specified in Section 5.04(b).
5.06.Direct Rollover of Certain Distributions
a.Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Benefits Administration Board, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
b.The following definitions apply to the terms used in this Section:
i.“Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
A.any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more;
B.any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;
C.after-tax amounts unless such amount is rolled over or transferred (i.e., directly rolled) to an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively, or effective as of January 1, 2008, a Roth individual account described in Section 408A(b) of the Code or transferred to a defined contribution plan qualified under Section 401(a) of the Code that agrees to separately account for such amount; or for taxable years beginning after December 31, 2006 to a defined benefit plan qualified under Section 401(a)

of the Code or to an annuity contract described in Section 403(b) of the Code, if such qualified plan or contract provides for separate accounting for such amounts; and
D.effective on and after January 1, 2002, any in-service withdrawal that is made on account of hardship.
ii.An “eligible retirement plan” means any of the following types of Plans that accept the distributee’s eligible rollover:
a.an individual retirement account or an individual retirement annuity described in Section 408(a) and 408(b) of the Code, respectively;
b.an annuity plan described in Section 403(a) of the Code;
c.a qualified plan described in Section 401(a) of the Code;
d.effective January 1, 2002, an annuity contract described in Section 403(b) of the Code;
e.effective January 1, 2002, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; and
f.effective January 1, 2008, a Roth IRA described in Section 408A of the Code.
iii.A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.
iv.A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.
c.Notwithstanding any provision of this Section to the contrary, effective as of January 1, 2007, the non-spouse Beneficiary of a deceased Participant may elect, at the time and in the manner prescribed by the Benefits Administration Board, to directly rollover any portion of a distribution from the Plan to an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code or effective as of January 1, 2008 as Roth IRA described in Section 408A of the Code, (collectively “IRA”) that is established on behalf of the designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) or Section 408(d)(3)(c)(ii) of the Code.

In the event that the provisions of this Section 5.06 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan. Effective for distributions on and after January 1, 2010, distributions under this paragraph that would have been eligible rollover distributions if made to a Participant, surviving Spouse or alternate payee will be treated as eligible rollover distributions for all purposes under the Code, regardless of whether the non-spouse Beneficiary elects to directly roll over such distribution.

ARTICLE 6. CONTRIBUTIONS

6.01.Company’s Contributions
It is the intention of the Company to continue the Plan and make the contributions that are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. However, subject to the provisions of Article 10, the Company may discontinue its contributions for any reason at any time. Any forfeiture shall be used to reduce the Company’s contributions otherwise payable.
6.02.Return of Contributions
a.The Company’s contributions to the Plan are conditioned upon their deductibility under Section 404 of the Code. If all or part of the Company’s deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Company without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction.
b.The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

ARTICLE 7. ADMINISTRATION OF PLAN
7.01.Named Fiduciary and Administrator
The Benefits Administration Board and the Plan Asset Committee shall be “named fiduciaries” within the meaning of Section 402(a) of ERISA, and the Benefits Administration Board shall carry out the duties of the “administrator” of the Plan as imposed under ERISA.
7.02.Appointment and Duties of Benefits Administration Board
The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Benefits Administration Board of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

Effective March 17, 2020, the members of the Benefits Administration Board shall be Employees filling the following job titles, as such titles might change from time to time:
•EVP & Chief Financial Officer
•EVP & Chief People and Business Operations Officer
•SVP, Global Rewards
•SVP Treasurer and Tax
•Corporate VP, Global Employment Attorney
Any member of the Benefits Administration Board may resign by delivering their written resignation to the Board of Directors and the Secretary of the Benefits Administration Board. A member of the Benefit Administration Board shall be deemed to have resigned upon termination of employment with the Company and all Affiliated Companies.

The members of the Benefits Administration Board shall elect a chairman from their number and a secretary who may be, but need not be, one of the members of the Benefits Administration Board; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Plan Asset Committee under the Plan or to the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.
7.03.Appointment and Duties of Plan Asset Committee
Effective as of March 11, 1999, the responsibility for the management of the assets of the Plan shall be placed in a Plan Asset Committee of not less than four persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

Effective March 17, 2020, the members of the Plan Asset Committee shall be Employees filling the following job titles, as such titles might change from time to time:
•SVP, Corporate Controller
•EVP & Chief People and Business Operations Officer
•SVP Treasurer & Tax
•EVP & Chief Financial Officer
•SVP, Global Rewards
Any person appointed a member of the Plan Asset Committee shall signify acceptance of the appointment by filing written acceptance with the Board of Directors and Secretary of said Committee. Any member of the Plan Asset Committee may resign by delivering a written resignation to the Board of Directors and the Secretary of said Committee. Any member of the Plan Asset Committee shall be deemed to have resigned upon termination of employment with the Company and all Affiliated Companies.

The members of the Plan Asset Committee shall elect a chairman from their number and a secretary who may be, but need not be, one of the members of the Plan Asset Committee; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, and consulting services as they may require in carrying out their duties; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.

Notwithstanding any Plan provision to the contrary, any provision contained in this Article relating to the Plan Asset Committee shall be effective as of March 11, 1999.

7.04.Meetings
The Benefits Administration Board and the Plan Asset Committee shall hold meetings upon such notice, at such place or places, and at such time or times as each may from time to time determine.
7.05.Action of Majority
Any act which the Plan authorizes or requires the Benefits Administration Board or the Plan Asset Committee to do may be done by a majority of its respective members. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Benefits Administration Board or the Plan Asset Committee, whichever is applicable, and shall have the same effect for all purposes as if assented to by all members of such Board or Committee at the time in office.
7.06.Compensation and Bonding
No member of the Benefits Administration Board or the Plan Asset Committee shall receive any compensation from the Plan for their services as such, and no bond or other security need be required of them in that capacity in any jurisdiction.
7.07.Establishment of Rules
Subject to the limitations of the Plan, the Benefits Administration Board from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Benefits Administration Board shall have total and complete discretion to interpret the Plan; including, but not limited to, the discretion to (a) decide all questions arising in the administration, interpretation and application of the Plan including the power to construe and interpret the Plan; (b) exercise itself or through its delegates full discretionary authority to determine all questions and matters that may arise in the administration of the Plan, (b) decides all facts relevant to the determination of eligibility or participation; (c) make such adjustments which it deems necessary or desirable to correct any arithmetical or accounting errors; and (d) determine the amount, form and timing of any distribution to be made hereunder. In making its decisions, the Benefits Administration Board shall be entitled to, but need not rely upon, information supplied by a Participant, Beneficiary, or representative thereof. The Benefits Administration Board shall have full and complete discretion to determine whether a domestic relations order constitutes a qualified domestic relations order and whether the alternate payee otherwise qualifies for benefits hereunder. The Benefits Administration Board shall have total and complete discretion to correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as it shall deem necessary to carry out the purposes of this Plan and to ensure that the Plan and its trust continue to meet all the applicable requirements of ERISA and qualify under Sections 401(a) and 501(a) of the Code. The Benefits Administration Board’s decisions in such matters shall be binding and conclusive as to all parties. The determination of the Benefits Administration Board as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law. No member of the Benefits Administration Board shall participate in the determination by the Benefits Administration Board as to any of their rights or benefits under the Plan.
7.08.Prudent Conduct
The members of the Benefits Administration Board and Plan Asset Committee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.
7.09.Actuary
As an aid to the Benefits Administration Board in fixing the rate of contributions payable to the Plan, the actuary designated by the Benefits Administration Board shall make annual actuarial valuations of the contingent assets and liabilities of the Plan, and shall submit to the Benefits Administration Board the rates of contribution recommended for use.
7.10.Maintenance of Accounts
The Benefits Administration Board shall maintain accounts showing the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for actuarial valuations of the Plan.
7.11.Service in More Than One Fiduciary Capacity
Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.
7.12.Limitation of Liability

The Company, the Board of Directors, the members of the Benefits Administration Board, the members of the Plan Asset Committee, and any officer, employee or agent of the Company shall not incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Company from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.
7.13.Indemnification
The members of the Benefits Administration Board, the members of the Plan Asset Committee, the Board of Directors, and the officers, employees and agents of the Company shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Company.
7.14.Appointment of Investment Manager
The Company, in its sole discretion, shall determine the investment policy for the Plan. However, if it deems such action to be advisable, the Plan Asset Committee, subject to the provisions of the trust instrument adopted for use in implementing the Plan pursuant to Section 8.01 and in accordance with the investment policy of the Plan, may provide direction to the Funding Agent thereunder, including, but not limited to, the direction of investment of all or part of the Plan assets. In discharging its duties, the Plan Asset Committee shall evaluate and monitor the investment performance of the Funding Agent and investment manager, if any. However, the Plan Asset Committee may, in its sole discretion, appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Plan Asset Committee shall designate. In that event, the authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.
For purposes of this Article, the term “investment manager” means an individual who:
a.has the power to manage, acquire or dispose of any asset of the Plan;
b.is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform services described in paragraph (a) above; and
c.has acknowledged in writing that they are a fiduciary with respect to the Plan.
7.15.Expenses of Administration
All expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Funding Agent, administrative expenses and proper charges and disbursements of the Funding Agent and compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Company in connection with the administration thereof, shall be paid from the funds of the Plan held by the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan to the extent not paid by the Company.
7.16.Nondiscrimination
Whenever in the administration of the Plan any action is to be taken by the Benefits Administration Board with respect to eligibility or classification of Employees, contributions or benefits, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of employees who are officers, shareholders, or highly compensated. In determining who is a highly compensated employee (other than as a 5-percent owner) under the Plan, the Company makes a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.
7.17.Claims and Review Procedures
A Participant must file an application to commence a Pension under the Plan. If a claim for benefits under the Plan is denied, in whole or in part, the Benefits Administration

Board has established a claims procedure in accordance with ERISA for the resolution of disputes and dispositions of claims arising under the Plan, which may be amended from time to time.

No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with this Section 7.17 and the Plan’s claims procedures, (ii) has been officially notified that the application is denied, (iii) has filed a written request for a review of the benefits denial in accordance with this Section 7.17 and the Plan’s claims procedure, and (iv) has been notified in writing that the Benefits Administration Board has affirmed the denial of the claim; provided, however, that legal action may be brought after the Company or the Benefits Administration Board has failed to take any action on the claim within the time prescribed in the Plan’s claims procedure.

7.18.Limitations of Time for Submitting Claims and Filing Suits
No suit to recover benefits under this Plan or to allege that the Plan was not administered in accordance with its terms and/or ERISA or that any fiduciary under the Plan violated their fiduciary duties under ERISA shall be brought more than six months following the exhaustion of the Plan’s claims procedure described in Section 7.17. If a Participant has received or has commenced to receive a benefit from the Plan, no claim for benefits under the Plan’s claims and review procedure shall be made regarding the calculation or the amount of the benefits more than six months following the date on which the Participant received or commenced to receive such distribution.

ARTICLE 8. MANAGEMENT OF FUNDS
8.01.Funding Agent
All the funds of the Plan shall be held by a Funding Agent appointed from time to time by the Board of Directors under a trust instrument or an insurance or annuity contract adopted, or as amended, by the Company for use in providing the benefits of the Plan and paying its expenses not paid directly by the Company. The Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Funding Agent.
8.02.Exclusive Benefit Rule
Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Company, before the satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

ARTICLE 9. GENERAL PROVISIONS
9.01.Nonalienation
a.Except as required by any applicable law, or by paragraph (b), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:
i.creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,
ii.is made pursuant to a State or tribal government domestic relations law,
iii.does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and
iv.otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a “qualified domestic relations order,” as determined by the Benefits Administration Board or its delegate.
b.A Participant’s benefits under the Plan shall be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

9.02.Conditions of Employment Not Affected by Plan

The establishment of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the right of the Company (which right is hereby reserved) to discharge any Employee and to treat them without regard to the effect which that treatment might have upon them as a Participant or potential Participant of the Plan.
9.03.Facility of Payment
a.If the Benefits Administration Board shall find that a Participant or other person entitled to a benefit is unable to care for their affairs because of illness or accident or because they are a minor, the Benefits Administration Board may direct that any benefit due such individual, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to the spouse, a Registered Domestic Partner, a child, a parent or other blood relative, or to a person with whom the individual resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

Furthermore, if the Benefits Administration Board receives from a Participant a power of attorney valid under state law, the Benefits Administration Board shall comply with the instructions of the named attorney to the extent that the Benefits Administration Board would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.
b.Beneficiary’s Ability to Disclaim Interest in Plan

Notwithstanding any provision of this Plan to the contrary, a Beneficiary may waive their designation by filing a disclaimer complying with the requirements of Section 2518 of the Code with the Benefits Administration Board in accordance with rules prescribed by the Benefits Administration Board. The Beneficiary filing such a disclaimer shall be treated as if they failed to survive the Participant.
9.04.Information

Each Participant or other person entitled to a benefit, before any benefit shall be payable to or on their account under the Plan, shall file with the Benefits Administration Board the information that it shall require to establish their rights and benefits under the Plan.
9.05.Top-Heavy Provisions
a.The following definitions apply to the terms used in this Section:
i.“applicable determination date” means the last day of the preceding Plan Year;
ii.“top-heavy ratio” means the ratio of (A) the present value of the cumulative Accrued Benefits under the Plan for key employees to (B) the present value of the cumulative Accrued Benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company at any time during the one-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account, and provided further, that the present values of Accrued Benefits under the Plan for an employee as of the applicable determination date shall be increased by the distributions made with respect to the employee under the Plan and any aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death or disability) ending on the applicable determination date, and any distributions made with respect to the employee under a termination which, had it not been terminated, would have been in the required aggregation group;
iii.“applicable valuation date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;
iv.“key employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of a Company or an Affiliated Company having remuneration greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5 percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) of a Company or an Affiliated Company or a one percent owner (as defined in Section 416(i)(1)(B)(ii) of the Code) of a Company or an Affiliated Company having remuneration greater than $150,000. The determination of which is a key employee shall be made in accordance with Section 416(i) of the

Code and the applicable regulations and other guidance of general applicability issued thereunder). For purposes of this Section, Remuneration shall mean the wages, salaries and other amounts paid in respect of such employee by the Company or an Affiliated Company for personal services actually rendered, including by way of limitation, bonuses, overtime payments and commissions; but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code. Remuneration shall include elective deferrals as defined in Section 402(g)(3) of the Code and amounts contributed by the Company or an Affiliated Company pursuant to a salary reduction agreement which are not included in the gross income of the employee under Section 125, 132(f)(4) or 457 of the Code.
v.“non-key employee” means any employee who is not a key employee;
vi.“average Remuneration” means the average annual remuneration of a Participant for the five consecutive years of Eligibility Service after December 31, 1983 during which they received the greatest aggregate remuneration, as limited by Section 401(a)(17) of the Code, from the Company or an Affiliated Company, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy. For purposes of this Section 9.05 “remuneration” shall have the same meaning as set forth in Section 4.08(d).
vii.“required aggregation group” means each other qualified plan of the Company or an Affiliated Company (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and
viii.“permissive aggregation group” means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Affiliated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.
b.For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year, if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Section 416(g)(3) and (4)(B) of the Code on the basis of the actuarial assumptions described in Appendix A. For purposes of determining whether the Plan is top-heavy, the present value of Accrued Benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company’s discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be determined (i) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliated Company, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Section 411(b)(1)(C) of the Code.
c.The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:
i.In lieu of the vesting requirements specified in Section 4.04, a Participant shall be vested in, and have a nonforfeitable right to, a percentage of the Accrued Benefit determined in accordance with the provisions of Section 1.01 and subparagraph (ii) below, as set forth in the following vesting schedule:

Years of Eligibility Service	Percentage Vested
Less than 2 years	0%
2 years	20
3 years	40
4 years	60
5 or more years	100
ii.With respect to Plan Years beginning prior to January 1, 2014, the Accrued Benefit of a Participant who is a non-key employee shall not be less than 2 percent of their average Remuneration multiplied by the number of years of Eligibility Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. For purposes of the preceding sentence, years of Eligibility Service shall be disregarding the extent that such years of Eligibility Service occurred during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee. That minimum benefit shall be payable at a Participant’s Normal Retirement Date. If payments commence at a time other than the Participant’s Normal Retirement Date, that minimum Accrued Benefit shall be of Equivalent Actuarial Value to that minimum benefit.

d.If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:
i.The Accrued Benefit in any such subsequent Plan Year shall not be less than the minimum Accrued Benefit provided in paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.
ii.If a Participant has completed three years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (c)(i) above shall continue to be applicable.
iii.If a Participant has completed at least two, but less than three, years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.04 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant’s Accrued Benefit be less than the percentage determined under paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.
9.06.Prevention of Escheat
Notwithstanding the foregoing, if the Benefits Administration Board is unable to locate any person to whom a payment is due under the Plan or any person fails to present a check for payment in a timely manner, the amount due such person shall be forfeited at such time as the Benefits Administration Board shall determine in its sole discretion and pursuant to nondiscriminatory rules established for that purpose (but in all events prior to the time such payment would otherwise escheat under any applicable State law). If, however, such a person later files a claim for such payment before the Plan is terminated, the benefit will be reinstated and payment made without any interest earned thereon.
9.07.Electronic Transmission of Notices to Participants
Notwithstanding any provision of the Plan to the contrary, any notice required to be distributed to Participants, Beneficiaries and alternate payees pursuant to the terms of the Plan may, at the direction of the Benefits Administration Board, be transmitted electronically to the extent permitted by, and in accordance with any procedures set forth in, applicable law and regulations.
9.08.Non-duplication of Benefits
Benefits payable under this Plan with respect to a Participant shall be adjusted by the Benefits Administration Board in a uniform and nondiscriminatory manner, and on an actuarially equivalent basis, to reflect any employer-provided vested benefits payable from a defined benefit pension plan intended to qualify under Section 401(a) of the Code which is sponsored by or which has received contributions from the Company, to the extent the plan provides a benefit that is based on employment for which the Participant receives Benefit Service under this Plan.

9.09.Construction
a.The Plan shall be construed, regulated and administered under ERISA as in effect from time to time, and the laws of the State of New York, except where ERISA controls.
b.The titles and headings of the Articles and Sections in this Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.
9.10.Limitation on Benefits in the Event of a Liquidity Short Fall
Notwithstanding any provisions of the Plan to the contrary, in the event the Plan has a liquidity shortfall within the meaning of Section 401(a)(32) of the Code, the Funding Agent shall, as directed by the Benefits Administration Board, cease payment during the period of such liquidity shortfall of (a) any payment in excess of the monthly amount payable under a single life annuity (plus any social security supplements described in Section 411(a)(9) of the Code) to any Participant or Beneficiary whose Annuity Starting Date occurs during such period, (b) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, or (c) any other payment specified in regulations promulgated under Section 401(a)(32) of the Code.

ARTICLE 10. AMENDMENT, MERGER AND TERMINATION

10.01.Amendment of Plan
The Company, by action of its Board of Directors or its delegate taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting or through a delegate appointed by such action and to the extent authorized in such action, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. Effective March 24, 2021, the Benefits Administration Board in its settlor capacity may amend the Plan, as it deems necessary, appropriate or desirable, to conform to the requirements of law or facilitate the administration of the Plan, and such other amendments that effectuate and support the purposes and objectives of the Plan provided that the cost of such other amendments is deemed immaterial as determined by the Benefits Administration Board with the advice of counsel. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. Except to the extent permitted under Section 411(d)(6)(B) of the Code and the regulations issued thereunder, no amendment shall be made which has the effect of decreasing the Accrued Benefit of any Participant or of reducing the nonforfeitable percentage of the Accrued Benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. For purposes of this Section, a Plan amendment that has the effect of (a) eliminating or reducing an early retirement benefit or retirement-type subsidy, or (b) eliminating an optional form, with respect to benefits attributable to service before the amendment shall be treated as reducing a Participant’s Accrued Benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. Notwithstanding the preceding, the Accrued Benefit of a Participant, early retirement benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code (as it read before the first day of the 2008 Plan Year) or Section 412(d)(2) of the Code (as it reads for Plan Years beginning on and after January 1, 2008), or to the extent permitted under the Sections 1.411(d)-3 and 1.411(d)-4 of the U. S. Treasury Department regulations.
10.02.Merger, Consolidation, or Transfer
The Board of Directors may, in its sole discretion, merge this Plan with another qualified plan or transfer a portion of the Plan’s assets or liabilities to another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.
10.03.Additional Participating Companies
a.If any company is now or becomes a subsidiary or associated company of the Company, the Board of Directors may include the employees of that company in the membership of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with the subsidiary, associated or other company, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.
b.If a company participating in the Plan pursuant to the provisions of paragraph (a) above ceases to be a subsidiary or affiliate of the Company, its participation in the Plan shall cease as of that date and its employees shall cease to be eligible Employees, subject to the provisions of Section 10.04. A Company participating in the Plan pursuant to the provisions of paragraph (a) above may voluntarily cease its participation in the Plan upon appropriate action by it, and upon such action, its employees shall cease to be eligible Employees, subject to the provisions of Section 10.04. In either event, the funds of the Plan held on account of Participants in the employ of that company shall continue to be held as part of the Plan, unless the Board of Directors directs the Funding Agent to segregate the funds held on account of the Participants in the employ of that company as a separate trust, pursuant to certification to the Funding Agent by the Benefits Administration Board (determined as if the Plan had then terminated), and continue the Plan as a separate plan for the employees of that company under which the Board of Directors of that company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the member of the Benefits Administration Board and a Plan Asset Committee.
10.04.Termination of Plan
The Company, by action of its Board of Directors, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their benefits accrued under the Plan as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Company. The Benefits Administration Board shall determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by that partial termination.
10.05.Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees
a.The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a highly compensated employee or highly compensated former employee of the Company or an Affiliated Company and (ii) in any other event, to any Participant who is one of the 25 highly compensated employees or highly compensated former employees of the Company or Affiliated Company with the greatest remuneration (as defined in Section 4.08) in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies shall not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is of Equivalent Actuarial Value to the sum of the Participant’s Accrued Benefit and the Participant’s other benefits under the Plan.
For purposes of this Section 10.05(a), highly compensated employee shall mean for a Plan Year commencing on or after January 1, 1997, any employee of the Company or an Affiliated Company (whether or not eligible for membership in the Plan) who:
i.was a 5 percent owner (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or
ii.for the preceding Plan Year received statutory Compensation in excess of $80,000.
The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Affiliated Company which constitutes income from sources within the United States shall be disregarded for all purposes of this Section. The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.
b.If, (i) after payment of Pension or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110 percent of the value of the Plan’s funding target (as that term is defined in Section 430(d)(1) of the Code) of the Plan, (ii) the value of the Accrued Benefit and other benefits of any one of the Participants to whom this Section applies is less than one percent of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Section 411(a)(11)(A) of the Code, the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Participant.
c.If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of the Pension and the provisions of paragraph (b) above are not met with respect to such Participant, the Participant shall be entitled to receive their benefit in full provided the Participant agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a) above, and shall provide adequate security to guarantee that repayment.
d.Notwithstanding paragraph (a) above, in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefit payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.
e.If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

ARTICLE 11. LIMITATIONS BASED ON FUNDED STATUS OF THE PLAN AND LIMITATIONS ON UNPREDICTABLE CONTINGENT EVENT BENEFITS

11.01.Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 80 Percent, But Not Less 60 Percent
Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in paragraph (b) below) but is not less than 60 percent, then the limitations set forth in this Section 11.01 shall apply.
a.50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments

A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 of the Code measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

i.50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or
ii.100 percent of the PBGC maximum benefit guarantee amount (as defined in Treasury Regulations Section 1.436-1(d)(3)(iii)(C)).

The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this paragraph (a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulations Section 1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that Annuity Starting Date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this paragraph (a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

During a period when paragraph (a) above applies to the Plan, Participants and Beneficiaries are permitted to elect payment in any optional form of benefit otherwise available under the Plan that provides for the current payment of the unrestricted portion of the benefit (as described in Treasury Regulations Section 1.436-1(d)(3)(iii)(D)), with a delayed commencement for the restricted portion of the benefit (subject to other applicable qualification requirements, such as Sections 411(a)(11) and 401(a)(9) of the Code).
b.Plan Amendments Increasing Liability for Benefits

No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

i.less than 80 percent; or
ii.80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this paragraph (b) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.
11.02.Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 60 Percent
Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in paragraph (b) below), then the limitations in this Section 11.02 shall apply.
a.Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted
A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 of the Code measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.
b.Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid
An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:
i.less than 60 percent; or

ii.60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent.
c.Benefit Accruals Frozen
Benefit accruals under the Plan shall cease as of the applicable Section 436 of the Code measurement date. In addition, if the Plan is required to cease benefit accruals under this paragraph (c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.
11.03.Limitations Applicable if the Plan Sponsor is in Bankruptcy
Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an Annuity Starting Date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar federal or state law, except for payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefit s or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. The limitation set forth in this Section 11.03 does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.
11.04.Provisions Applicable After Limitations Cease to Apply
a.Resumption of Prohibited Payments
If a limitation on prohibited payments under Section 11.01(a), 11.02(a), or 11.03 applied to the Plan as of a Section 436 of the Code measurement date, but that limit no longer applies to the Plan as of a later Section 436 of the Code measurement date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 of the Code measurement date.
b.Resumption of Benefit Accruals
If a limitation on benefit accruals under Section 11.02(c) applied to the Plan as of a Section 436 of the Code measurement date, but that limitation no longer applies to the Plan as of a later Section 436 of the Code measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 of the Code measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation 29 CFR Section 2530.204-2(c) and (d).

In addition, benefit accruals that were not permitted to accrue because of the application of Section 11.02(c) shall be restored when that limitation ceases to apply if the continuous period of the limitation was 12 months or less and the Plan’s enrolled actuary certifies that the adjusted funding target attainment percentage for the Plan Year would not be less than 60 percent taking into account any restored benefit accruals for the prior Plan Year.
c.Shutdown and Other Unpredictable Contingent Event Benefits
If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 11.02(b), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 11.02(b)). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.
d.Treatment of Plan Amendments That Do Not Take Effect

If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 11.01(b) or 11.02(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.
11.05.Notice Requirement
See Section 101(j) of ERISA for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to Participants and Beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in Section 11.01(a), Section 11.02, or Section 11.03.
11.06.Methods to Avoid or Terminate Benefit Limitations
See Section 436(b)(2), (c)(2), (e)(2) and (f) of the Code and Treasury Regulations Section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 11.01, 11.02 or 11.03 for a Plan Year. In general, methods a plan sponsor may use to avoid or terminate one or more limitations under Sections 11.01, 11.02 or 11.03 for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain benefit limitations, or providing security to the Plan. The Employer may use any method permissible under Section 436(b)(2), (c)(2), (e)(2), and (f) of the Code and Treasury Regulations Section 1.436-1(t) to avoid or terminate the application of the limitations set forth in Sections 11.01, 11.02 or 11.03 for a Plan Year.
11.07.Special Rules
a.Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage

i.In General
Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h) set forth a series of presumptions that apply:
A.before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year; and
B.if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year).

For any period during which a presumption under Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h) applies to the Plan, the limitations under Sections 11.01, 11.02 and 11.03 are applied to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h)(1), (2), or (3). These presumptions are set forth in subparagraphs (ii), (iii) and (iv) below.
ii.Presumption of Continued Underfunding Beginning First Day of Plan Year
If a limitation under Section 11.01, 11.02 or 11.03 applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (iii) or (iv) below applies to the Plan:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and
B.the first day of the current Plan Year is a Section 436 of the Code measurement date.

iii.Presumption of Underfunding Beginning First Day of 4th Month
If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 4th month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Treasury Regulations Section 1.436-1(h)(2)(ii), then, commencing on the first day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (iv) below applies to the Plan:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and
B.the first day of the 4th month of the current Plan Year is a Section 436 of the Code measurement date.
iv.Presumption of Underfunding On and After First Day of 10th Month
If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (of if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and
B.the first day of the 10th month of the current Plan Year is a Section 436 of the Code measurement date.
b.New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules
i.First Five Plan Years

The limitations in Sections 11.01(b), 11.02(b) and 11.02(c) do not apply to a new Plan for the first five Plan Years of the Plan, determined under the rules of Section 436(i) of the Code and Treasury Regulations Section 1.436-1(a)(3)(i).
ii.Plan Termination
The limitations on prohibited payments in Sections 11.01(a), 11.02(a) and 11.03 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section of the Plan do not cease to apply as a result of termination of the Plan.
iii.Exception to Limitations on Prohibited Payments Under Certain Frozen Plans
The limitations on prohibited payments set forth in Sections 11.01(a), 11.02(a) and 11.03 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This subparagraph (iii) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.
iv.Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability
During any period in which none of the presumptions under Section 11.07(a) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under Sections 11.01(b) and 11.02(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Treasury Regulations Section 1.436-1(g)(2)(iii).
c.Special Rules Under PRA 2010
i.Payments Under Social Security Leveling Options
For purposes of determining whether the limitations under Section 11.01(b) or 11.02(a) apply to payments under a Social Security leveling option, within the meaning of Section 436(j)(3)(C)(i) of the Code, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.
ii.Limitation on Benefit Accruals
For purposes of determining whether the accrual limitation under Section 11.02(c) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).
d.Interpretation of Provisions
The limitations imposed by this Article 11 shall be interpreted and administered in accordance with Section 436 of the Code and Treasury Regulations Section 1.436-1, including without limitation, Treasury Regulations Section 1.436-1(f).
11.08.Definitions
The definitions in the following Treasury Regulations apply for purposes of this Article 11: Section 1.436-1(j)(1) defining adjusted funding target attainment percentage; Section 1.436-1(j)(2) defining annuity starting date; Section 1.436-1(j)(6) defining prohibited payment; Section 1.436-1(j)(8) defining Code Section 436 measurement date; and Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.

APPENDIX A. ACTUARIAL ASSUMPTIONS

1.Equivalent Actuarial Value
Unless otherwise specified in the Plan or in (2) or (3) below, Equivalent Actuarial Value shall be determined with respect to a Participant whose Annuity Starting Date is on or after May 1, 1994 on the following basis:
Interest Rate: 8%
Mortality and Other Actuarial Tables: Unisex mortality table derived from the 1984 George B. Buck Mortality Table for men and women based on a blend of 80 percent male lives and 20 percent female lives for Plan Participants and 80 percent female lives and 20 percent male lives for spouses or contingent annuitants.

2.Unless otherwise specified in the Plan, the Equivalent Actuarial Value determined for purposes of Section 4.08 of the Plan for pensions beginning before the Participant’s 65th birthday or after the Participant’s 65th birthday shall be based on the mortality table as specified in (1) above and an interest rate of 5 percent.
3.In no event shall the Equivalent Actuarial Value of a Participant’s Pension be less than the amount that would have be determined if the calculation were based on the Participant’s Pension accrued to April 30, 1994 and the Plan’s provisions in effect on said date.

APPENDIX B.
Notwithstanding any Plan provisions to the contrary, with respect to an individual described below who becomes an employee due to the acquisition by the Company or an Affiliated Company of all or any portion of their prior employer, such employee’s period of service rendered with such former employer immediately prior to the date said employee became employed by a Company may be credited as Eligibility Service for purposes of determining eligibility for participation and benefits as set forth below:
1.Effective as of June 24, 1999 with respect to an individual who becomes an employee of the Company or one of its wholly-owned subsidiaries on June 16, 1999 and who immediately preceding said date was an employee of Jossey-Bass or any of its affiliated companies, any period of employment with Jossey-Bass or any of its affiliated companies, rendered by such employee prior to June 16, 1999 shall be recognized as Eligibility Service under the Plan for purposes of determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such employment was recognized under the terms of the Pearson, Inc. Pension Equity Plan as in effect on June 16, 1999 for purposes of determining plan eligibility and vesting.
2.Effective as of November 12, 1999 with respect to an individual who becomes an employee of the Company or one of its wholly-owned subsidiaries on November 12, 1999 and who immediately preceding said date was an employee of IDG Books

Worldwide, Inc. (“IDG”) or any of its affiliated companies, (i) any period of employment with IDG or any of its affiliated companies rendered by such individual prior to November 12, 1999, or (ii) any period of employment rendered by said employee immediately prior to the date such individual became an employee of IDG (August 2, 1999) which was recognized for purposes of determining plan eligibility for membership and vesting under the terms of the Pearson, Inc. Pension Equity Plan as in effect on August 1, 1999 shall be recognized as Eligibility Service under the Plan for purposes of determining eligibility for membership and benefits, but not for purposes of determining Benefit Service.
3.Effective as of September 21, 2001, to provide that with respect to an individual who becomes an Employee of the Company or one of its wholly-owned subsidiaries on September 21, 2001 and who immediately preceding said date was an employee of HMI, any period of employment with HMI (including any predecessor company) or any of its affiliated companies rendered by such employee prior to September 21, 2001 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.
4.Effective as of May 1, 2012, in the case of an individual who became an Employee of the Company or any Affiliated Company as a result of the acquisition of Harlan Davidson Inc. (“HDI”) by the Company on May 1, 2012 and who immediately prior to said date was an employee of HDI, any period of employment with HDI prior to May 1, 2012 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.

5.Effective as of February 16, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Inscape Publishing, Inc. (“IPI”) by the Company on February 16, 2012 and who immediately prior to said date was an employee of IPI, any period of employment as an employee of IPI rendered prior to February 16, 2012 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.
6.Effective as of October 25, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Deltak edu, LLC. (“Deltak”) by the Company on October 25, 2012, any period of employment as an employee of Deltak rendered on and after October 25, 2012 and prior to becoming an Employee of the Company on January 1, 2013 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company.
7.Effective as of November 1, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Efficient Learning Systems, Inc. (“ELS”) by the Company on November 1, 2012, any period of employment as an employee of ELS rendered on and after November 1, 2012 and prior to becoming an Employee of the Company on January 1, 2013 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company.

Appendix C. Additional Normal Retirement Pension
The Participants listed below shall be eligible for the following additional normal retirement Pension:

Name	Additional Annual Normal Retirement Pension	Form of Payment

Anthony, Norma	$2,699.28	Life Annuity
Arendash, Stella	$2,271.00	Life Annuity
Bodian, Nat	$2,821.20	Life Annuity
Bukofsky, John	$2,440.68	Life Annuity
Corring, Alfred	$1,437.96	Life Annuity
Cowell, Mark	$4,090.68	Life Annuity
Maslowsky, Peter	$6,212.16	Life Annuity
Miranda, Blanca	$3,916.68	Life Annuity
Monroe, Audrey	$1,873.32	Life Annuity
Weiss, Rudolph	$6,302.52	50 % Joint & Survivor Annuity*
* Upon the Participant’s death, payments shall continue to the same beneficiaries as named under the form of payment elected with respect to the benefit determined pursuant to the formula set forth in Section 4.01(b) of the Retirement Plan.ARTICLE 1. DEFINITIONS
1.“Accrued Benefit” means, as of any date of determination, the normal retirement Pension of a Participant computed under Section 4.01(b) on the basis of the Participant’s Benefit Service and other applicable components of the Plan formula as of that date.
2.“Affiliated Company” means any company not participating in the Plan which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of applying the limitations of Section 415 of the Code under Section 4.08, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

3.“Annuity Starting Date” means, unless the Plan expressly provides otherwise, the first day of the first period for which an amount is paid as an annuity or any other form.
4.“Average Final Compensation” means the average annual Compensation of a Participant during the three consecutive calendar years of Eligibility Service affording the highest such average, or during all of the years of Eligibility Service if less than three years, provided, however and not withstanding any Plan provision to the contrary, a Participant’s Average Final Compensation shall be determined without regard to Compensation earned after December 31, 1997; provided, however, if a Participant has less than three years of Eligibility Service on December 31, 1997 or is first hired after that date, the determination of such Participant’s Average Final Compensation shall include Compensation received prior to July 1, 2013, and during the first three years of Eligibility Service or during all years of Eligibility Service, if less than three.
The determination of Average Final Compensation shall be subject to the provisions of Section 401(a)(17) of the Code.
1.“Beneficiary” means the person or persons named by a Participant by written designation filed with the Benefits Administration Board to receive payments after the Participant’s death. Notwithstanding the foregoing, in determining beneficiary status, the Benefits Administration Board shall take into the account the additional beneficiary rules in Section 9.03 of the Plan.
2.“Benefits Administration Board” means a board composed of at least three persons named by the Board of Directors to administer and supervise the Plan as provided in Article 7.
3.“Benefit Service” means service recognized for purposes of computing the amount of any benefit, determined as provided in Section 3.02.
4.“Board of Directors” means the Board of Directors of John Wiley & Sons, Inc., as from time to time constituted, or its delegate.

5.“Break in Service” means a period which constitutes a break in an Employee’s Eligibility Service, as provided in Section 3.01(a).
a.“Code” means the Internal Revenue Code of 1986, as amended from time to time.
b.“Company” means John Wiley & Sons, Inc. or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in Section 10.03 with respect to its employees.
c.“Compensation” means the basic cash remuneration plus 50 percent of any bonuses, incentive pay, and overtime pay, paid to an Employee for services rendered to the Company, determined prior to any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations) or any salary reduction made pursuant to an arrangement under Section 132(f) of the Code or pursuant to the provisions of another deferred compensation plan maintained by the Company, but excluding any amount earned on and after October 1, 1995 by the employee on a piece work basis, any amount contributed by the Company under this Plan or any other public or private retirement pension or employee benefit plan, health, hospitalization, long-term sick leave, long-term disability, workers’ compensation, death or retirement benefits whether obtained through insurance coverage or otherwise, any stock, options, or other rights received under any Company incentive stock, stock option, or stock purchase plan, and all other forms of special pay. The Compensation for a period of absence which is counted as Benefit Service shall be the Participant’s base rate of Compensation in effect immediately before the period of absence. However, if a Participant is entitled to Benefit Service on account of a period of service in the uniformed services of the United States, the Participant shall be deemed to have earned Compensation during the period of absence at the base rate they would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s base rate of compensation during the 12-month period immediately preceding such period. For any Plan Year commencing on or after January 1, 2002, annual Compensation taken into account for any purpose under the Plan shall not exceed $200,000, as adjusted from time to time by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code. For purposes of determining benefit accruals in Plan Years beginning after December 31, 2001, annual Compensation for Plan Years beginning before January 1, 2002 shall not exceed $200,000; provided, however, that such limit shall not apply so as to reduce the amount of the Participant’s frozen accrued benefit determined as of December 31, 1993 based on the Participant’s Compensation, Total Compensation and Benefit Service to that date under the terms of the Plan then in effect. Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of Section 414(q)(6) of the Code in determining benefit accruals for Plan Years beginning on and after January 1, 1994, and, to the extent permissible under the IRS rules or regulations, for any earlier Plan Year. Notwithstanding the foregoing, any compensation including basic cash remuneration, bonuses, incentive pay or overtime pay received by an Employee on or after July 1, 2013 shall not be recognized as Compensation.
d.“Covered Compensation” means, for any Participant, the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Participant attains Social Security Retirement Age. In determining a Participant’s Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made.

With respect to a Participant who retires or terminates employment with the right to a vested Pension on or after January 1, 2002, no increases in the taxable wage base effective after December 31, 1997 shall be taken into account, with respect to a Participant who retires or terminates employment with the right to a vested Pension on or after January 1, 2002.
e.“Effective Date” means January 1, 1955.
f.“Eligibility Service” means service recognized for purposes of determining eligibility for membership in the Plan, determined as provided in Section 2.03, and eligibility for a vested Pension under the Plan, determined as provided in Section 3.01.
g.“Employee” means any person employed by the Company who receives compensation other than a pension, severance pay, retainer or fee under contract, but excluding any Leased Employee, any person who is compensated solely on a piece work basis, any person who is included in a unit of employees covered by a collective bargaining agreement which does not provide for the Participant’s participation in the Plan, any person classified as a consultant by the Company, any person on the payroll of a third party with whom the Company has contracted for the provision of said person’s services, and, effective as of May 1, 1999, any person who is accruing benefits under another defined benefit or defined contribution plan (qualified or nonqualified) maintained by the Company, other than the John Wiley & Sons, Inc. Employees’ Savings Plan, or a nonqualified deferred compensation plan maintained by John Wiley & Sons, Inc.. In addition, any person who, pursuant to a written contract with the Company that provides that such person (a) is an independent contractor and not an employee, and (b) waives participation in the Plan, shall be excluded from the definition of Employee, and shall not be eligible to participate in the Plan during the period such written contract is in effect regardless of such person’s reclassification as an employee for such period by the Internal Revenue Service for tax withholding purposes. The term “employee” as used in this Plan means any individual who is employed by the Company or an Affiliated Company as a common law employee of the Company or an Affiliated Company, regardless of whether the individual is an “Employee,” and any Leased Employee.
h.“Equivalent Actuarial Value” means equivalent value determined on the basis of the applicable factors set forth in Appendix A, except as otherwise specified in the Plan.
i.“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
j.“Funding Agent” means the trustee or trustees or the legal reserve life insurance company by whom the funds of the Plan are held, as provided in Article 8.
k.“Hour of Service” means, with respect to any applicable computation period,
a.each hour for which the employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company,
b.each hour for which an employee is paid or entitled to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period,
c.each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made,
d.solely for purposes of determining whether an employee has incurred a Break in Service under the Plan, each hour for which an employee would normally be credited under paragraph (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an employee under this paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an employee under paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this paragraph (d) for the computation period in which the Parental Leave began is zero, the provisions of this paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period, and
e.solely for purposes of determining whether an employee has incurred a Break in Service under the Plan, each hour for which an employee would normally be credited under paragraph (a) or (b) above during a period of leave for the birth, adoption or placement of a child, to care for a spouse or other immediate family member with a serious illness or for the employee’s own illness pursuant to the Family and Medical Leave Act of 1993 and its regulations.
No hours shall be credited on account of any period during which the employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers’ compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2(b) and (c).
a.“IRS Interest Rate” means, with respect to determining the amount of a benefit with an Annuity Starting Date:
a.prior to May 1, 2008, the interest rate prescribed under Section 417(e)(3)(A)(ii)(II) of the Code (as it read prior to the first day of the 2008 Plan Year) published in first full calendar month preceding the applicable Stability Period;
b.on or after May 1, 2008, the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) published in the first full calendar month immediately preceding the applicable Stability Period, subject to the second to last paragraph of Section 5.02, and
c.on or after January 1, 2014, the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2014 Plan Year) published in by the fourth calendar month immediately preceding the applicable Stability Period, subject to the last paragraph of Section 5.01 and the second to last paragraph of Section 5.02.
a.“IRS Mortality Table” means, with respect to determining the amount of a benefit with an Annuity Starting Date:
a.on or after January 1, 2002 and prior to May 1, 2008, the mortality table prescribed by Revenue Ruling 2001-62 as in effect on the first day of the applicable Stability Period; and
b.on or after May 1, 2008, the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period, subject to the second to last paragraph of Section 5.02.
a.“Leased Employee” means any person (other than a common law employee of the Company) who, pursuant to an agreement between the Company and any other person (“leasing organization”), has performed services for the Company or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Company.
b.“Limitation Year” means for each 12-month period until the Plan Year ending April 30, 1990, the Plan Year, the period from May 1, 1990 until December 31, 1990, and each calendar year thereafter.
c.“Non-Suspendible Month” means a four or five week payroll period ending in a month which precedes the April 1 following the calendar year in which the

Participant attains age 70½ and in which the Participant receives payment from the Company or an Affiliated Company for less than eight days of service during that four or five week payroll period.

a.“Normal Retirement Age” means an Employee’s 65th birthday, or in the case of a person who becomes a Participant on or after May 1, 1988, the fifth anniversary of the date they become a Participant, if later. Effective as of January 1, 2007, Normal Retirement Age means in the case of a person who becomes a Participant on and after May 1, 1988, the later of (i) an Employee’s 65th birthday or (ii) the earlier of (1) the fifth anniversary of the date they became a Participant or (2) the date they complete five years of Eligibility Service.
b.“Normal Retirement Date” means the first day of the calendar month coinciding with or immediately following an Employee’s Normal Retirement Age.
c.“Parental Leave” means a period commencing on or after the first day of the Plan Year which began in 1985 in which the Employee is absent from work immediately following active employment because of the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following birth or placement.
d.“Participant” means any person included in the membership of the Plan, as provided in Article 2.
e.“Pension” means annual payments under the Plan as provided in Article 5.
f.“Plan” means the Employees’ Retirement Plan of John Wiley & Sons, Inc., as set forth in this document or as amended from time to time.

g.“Plan Asset Committee” means a committee composed of at least four persons named by the Board of Directors for purposes of managing the assets of the Plan as provided in Article 7.
h.“Plan Year” means the 12-month period beginning on any May 1.
i.“Qualified Joint and Survivor Annuity” means an annuity described in Section 5.01(b).
j.“Registered Domestic Partner” means the individual registered with the Plan pursuant to the Plan’s Affidavit of Domestic Partnership as the Participant’s registered domestic partner.
k.“Severance Date” means with respect to an employee’s employment with the Company or an Affiliated Company the earlier of (a) the date an employee quits, retires, is discharged or dies, (b) the last day of an authorized leave of absence, or if later, the first anniversary of the date on which an employee is first absent from service, with or without pay, for any other reason such as vacation, sickness, disability, layoff or other leave of absence.
l.“Social Security Retirement Age” means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.
m.“Social Security Wage Base” means for any calendar year the maximum amount of annual earnings subject to tax under the provisions of the Federal Insurance Contributions Act as in effect on the first day of that calendar year.
n.“Spouse” means, prior to September 16, 2013 the Participant’s legal spouse, as defined under federal law, including the Defense of Marriage Act. Effective on and after September 16, 2013 (or such other earlier date as may be prescribed by the Internal Revenue Service, “Spouse” means any person who is the legal spouse of the Participant under applicable domestic or foreign law, regardless of the laws of the state in which they work or reside. For purposes of this Plan, a Participant shall be considered to be “married” only if the Participant is in a relationship with a Spouse which has not been terminated or declared null under applicable law.
o.“Spousal Consent” means irrevocable written consent given by a Participant’s Spouse to an election made by the Participant of a specified form of Pension or a designation of a specified Beneficiary as provided in Article 5. The specified form or specified Beneficiary shall not be changed unless further Spousal Consent is given. Spousal Consent shall be duly witnessed by a notary public and shall acknowledge the effect on the Spouse of the Participant’s election. The requirement for Spousal Consent may be waived by the Benefits Administration Board in the event that the Participant establishes to its satisfaction that the Participant has no Spouse, that such Spouse cannot be located, or under such other circumstances as may be permitted under applicable Treasury Department regulations. Spousal Consent shall be applicable only to the particular Spouse who provides such consent.
p.“Stability Period” means (i) with respect to an Annuity Starting Date prior to January 1, 2014 the calendar year in which occurs the Annuity Starting Date for the distribution and (ii) with respect to an Annuity Starting Date on or after January 1, 2014, the calendar month in which the Annuity Starting Date occurs.
q.“Total Compensation” means the basic cash remuneration and any bonus, incentive pay, and overtime pay paid to an Employee during a calendar year, commencing on and after January 1, 2005, for services rendered to the Company, determined prior to any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations) or any salary reduction made pursuant to an arrangement under Section 132(f) of the Code or pursuant to the provisions of another deferred compensation plan maintained by the Company, but excluding any amount earned by the employee on a piece work basis, any amount contributed by the Company under this Plan or any other public or private retirement pension or employee benefit plan, health, hospitalization, long-term disability, workers’ compensation, death or retirement benefits whether obtained through insurance coverage or otherwise, any stock, options, or other rights received under any Company incentive stock, stock option, or stock purchase plan, and all other forms of special pay. Notwithstanding any Plan provisions to the contrary, any basic cash remuneration, any bonus, incentive pay, or overtime pay received by an Employee on or after July 1, 2013 shall be excluded from Total Compensation. The Total Compensation for a period of absence which is counted as Benefit Service on and after January 1, 2005 and prior to July 1, 2013 shall be the Participant’s base rate of Compensation in effect immediately before the period of absence. However, if a Participant is entitled to Benefit Service on and after January 1, 2005, and prior to July 1, 2013 on account of a period of service in the uniformed services of the United States, the Participant shall be deemed to have earned Total Compensation during the period of absence prior to July 1, 2013 at the base rate the Participant would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s base rate of compensation during the 12-month period immediately preceding such period. Annual Total Compensation taken into account for any purpose under the Plan shall not exceed $200,000, as adjusted from time to time by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code.

ARTICLE 2. PARTICIPATION
1.Plan Freeze

a.Effective as of July 1, 2013, participation in the Plan was frozen. Any person who was first employed by the Company on or after July 1, 2013 or any person in the employ of the Company or an Affiliated Company on June 30, 2013, who did not become a Participant as of such date, shall not become a Participant of the Plan.
b.Every former employee of the Company or an Affiliated Company who was a Participant on December 31, 2022 shall, subject to Section 2.03, continue to be a Participant. Such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date employment terminated, unless otherwise provided in the Plan.
c.A Participant’s participation in the Plan shall end when no longer employed by the Company and all Affiliated Companies, if the Participant is not entitled to either an immediate or a deferred Pension under the Plan.
d.Prior to July 1, 2013, the Plan read as follows below in Section 2.02.
1.Participation Requirements Prior to July 1, 2013
a.Every employee of the Company on January 1, 2012 who was a Participant in the Plan on December 31, 2011 shall continue to be a Participant, provided they are then an Employee.
b.Prior to July 1, 2013 every other employee in the employ of the Company shall become a Participant in the Plan as of the first day of the calendar month coinciding with or immediately following (i) the date the employee completes one year of Eligibility Service or (ii) the employee’s 21st birthday, whichever is later, provided the employee is then an Employee. Notwithstanding the foregoing, any other employee in the employ of the Company who as of June 30, 2013 has completed one of year of Eligibility Service and has attained at age 21 shall become a Participant as of June 30, 2013, provided the employee is an Employee on that date.
c.Every former employee of the Company or an Affiliated Company who was a Participant on December 31, 2011 shall, subject to Section 2.03, continue to be a Participant. Such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date the Participant’s employment terminated, unless otherwise provided in the Plan.
1.Determination of Service
Solely for purposes of this Article, an employee, except as otherwise provided in Appendix B attached hereto, shall be credited with one year of Eligibility Service for the 12-month period beginning on the date they first complete an Hour of Service if they complete at least 1,000 Hours of Service by the end of that period. For each Plan Year beginning after that date and before the employee becomes a Participant, an employee shall be credited with one year of Eligibility Service if at least 1,000 Hours of Service are completed by the end of the Plan Year.
Solely for purposes of this Section 2.03, there shall be a Break in Service of one year for any Plan Year after the Plan Year in which an Employee first completes an Hour of Service during which they do not complete more than 500 Hours of Service.
1.Events Affecting Participation
A Participant’s participation in the Plan shall end when no longer employed by the Company and all Affiliated Companies if they are not entitled to either an immediate or a deferred Pension under the Plan. However, participation shall continue while on approved leave of absence from service or during a period while they are not an Employee but are in the employ of the Company or an Affiliated Company, but no Eligibility Service or Benefit Service shall be counted for that period, except as specifically provided in Article 3 and Section 4.09, and such Participant’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date they ceased to be an Employee.
1.Participation Upon Reemployment
If an Employee’s participation in the Plan ends and they again become an Employee, they shall be considered a new Employee for all purposes of the Plan, except as provided in Section 3.03.

ARTICLE 3. SERVICE
1.Eligibility Service
a.Except as otherwise provided in Section 2.03 or Appendix B attached hereto, Eligibility Service began on the date the Employee who is a Participant first completed an Hour of

Service and shall end on such Employee’s Severance Date. If an Employee’s employment is terminated and is later reemployed within one year, the period between the Employee’s Severance Date and the date of reemployment shall be included in Eligibility Service. However, if the Employee’s employment is terminated during a period of absence from service for reasons such as vacation, sickness, disability, layoff or leave of absence approved by the Company, Eligibility Service shall be counted for the period from Severance Date to the date of reemployment only if the Employee is reemployed within one year of the first day of that absence. A Break in Service shall occur if an Employee is not reemployed within one year after a Severance Date, provided, however, that if an Employee’s employment is terminated or if the Employee is otherwise absent from work because of Parental Leave, a Break in Service shall occur only if the Employee is not reemployed or does not return to active service within two years of the Severance Date; and provided further that the first year of such absence for Parental Leave, measured from the Employee’s Severance Date, shall not be considered in determining the Employee’s “period of Break in Service” for purposes of Section 3.03(d). If the Employee has a Break in Service, any period before the Break in Service shall be excluded from Eligibility Service, except as provided in Section 3.03.
b.If an Employee is absent from the service of the Company because of service in the uniformed services of the United States and returns to the service of the Company having applied to return while reemployment rights were protected by law, that absence shall not count as a Break in Service, but instead shall be counted as Eligibility Service to the extent required by law. Effective January 1, 2007, if an individual who was an Employee dies or, effective as of January 1, 2010, becomes disabled (as described in Section 4.05(a)) while performing qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such individual's period of time in qualified military service through the date he died or became disabled shall be counted as Eligibility Service.
c.A period during which an Employee is on a leave of absence approved by the Company shall not be considered as a Break in Service. Under rules uniformly applicable to all Employees similarly situated, the Benefits Administration Board may authorize Eligibility Service to be counted for any portion of that period of leave which is not counted as Eligibility Service under paragraph (a) of this Section.
d.For purposes of determining eligibility for participation and vesting each of the following periods of service shall be counted in a person’s Eligibility Service to the extent that it would be recognized under paragraphs (a) through (c) above with respect to Employees:
a.a period of service as an employee, but not an Employee, of the Company,
b.a period of service as an employee of an Affiliated Company, and
c.in the case of a person who is a Leased Employee before or after a period of service as an Employee or a period of service described in (i) or (ii) above, a period during which such person has performed services for the Company or an Affiliated Company as a Leased Employee. A person who would qualify as a Leased Employee except that they have not performed services on a substantially full-time basis for one year shall nonetheless be deemed a Leased Employee for purposes of this clause (iii).
The Break in Service rules of Section 3.03 shall be applied as though all such periods of service were service as an Employee.
a.Notwithstanding any prior provision to the contrary, with respect to any person who was employed by the Company or an Affiliated Company during the period prior to May 1, 1990, Eligibility Service for service rendered during that period shall not be less than the Years of Service credited to such Employee for benefit eligibility purposes as of April 30, 1990, assuming the terms of the Plan as in effect on April 30, 1989 had remained in effect through such date, unless that service is disregarded pursuant to the Plan’s Break in Service provisions.
1.Benefit Service

a.Except as provided below or in Appendix B attached hereto, all Eligibility Service rendered prior to July 1, 2013 as an Employee after reaching age 21 shall be Benefit Service under the Plan. Any period between a Severance Date and a reemployment date which is counted as Eligibility Service as provided in Section 3.01(a) shall not be counted as Benefit Service. Notwithstanding any Plan provision into the contrary, Benefit Service shall be frozen as of June 30, 2013 and no Benefit Service shall be credited to a Participant for any period of service or period of absence occurring on or after July 1, 2013.
b.Benefit Service shall include, to the extent required by law, any period of absence from service with the Company due to a period of service in the uniformed services of the United States rendered prior to July 1, 2013 which is counted in a Participant’s Eligibility Service as provided in Section 3.01(b) and which occurs after the date the Participant becomes an Employee or attains age 21, if later. Effective January 1, 2007, if an individual who was an Employee dies or, effective as of January 1, 2010, becomes disabled (as described in Section 4.05(a)) while performing qualified military service (as defined in Section 414(u) of the Code) and while the individual’s reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such individual’s period of time in qualified military service through the date the individual died or became disabled which is counted in a Participant’s Eligibility Service as provided in Section 3.01(b) and which occurs (i) after the date the Participant becomes an Employee or attains age 21, if later, and (ii) prior to July 1, 2013 shall be counted as Benefit Service. The Participant shall be deemed to have earned Compensation during the period of absence which is recognized as Benefit Service at the rate they would have received had they remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).
c.Under rules uniformly applicable to all Employees similarly situated, the Benefits Administration Board may count as Benefit Service any period, not more than two years, prior to July 1, 2013 during which an Employee is on an approved leave of absence which is counted as Eligibility Service as provided in Section 3.01(c).
d.Benefit Service shall not be credited for any period in which a Participant is (i) not an Employee but is in the employ of the Company, or (ii) in the employ of an Affiliated Company, or (iii) performing services for the Company or an Affiliated Company as a Leased Employee. Nor shall any person, who pursuant to a written contract with the Company that provides that such person (i) is an independent contractor and not an employee, and (ii) thereby waives participation in the Plan, receive any Benefit Service for the period such written contract is in effect.
e.With respect to an Employee who was employed by the Company during the period prior to May 1, 1990, Benefit Service for employment during such period shall not be less than the Years of Service credited to such Employee for benefit accrual purposes as of April 30, 1990, assuming the terms of the Plan as in effect on April 30, 1989 had remained in effect until such date, unless that service is disregarded pursuant to the Plan’s Break in Service provisions.
1.Restoration of Retired Participant or Other Former Employee to Service
a.If a Participant in receipt of a Pension is restored to service with the Company as an Employee or with an Affiliated Company, the following shall apply:
a.Except as otherwise provided below, the payment of the Participant’s Pension shall cease (unless the provisions of Sections 4.02(c) and 5.04(b) are applicable) and any election of an optional benefit in effect shall be void.
b.Any Eligibility Service and Benefit Service to which the Participant was entitled when they retired or terminated service shall be restored.

c.Except as otherwise provided in subparagraph (v) below, upon later retirement or termination, a Participant’s Pension shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and, if any, after the period when the Participant was not in the service of the Company. The resulting Pension amount shall be offset by an amount of Equivalent Actuarial Value to the benefits the Participant received before the earlier of the date of restoration to service or Normal Retirement Date.
d.The part of the Participant’s Pension upon later retirement payable with respect to any Benefit Service rendered before the Participant’s previous retirement or termination of service shall never be less than the amount of the previous Pension modified to reflect any option in effect on the Participant’s later retirement.
e.Notwithstanding the foregoing, if a Participant in receipt of a Pension is restored to service on or after May 1, 2004 with the Company as an Employee or with an Affiliated Company for a period of 90 or less days, the payment of the Participant’s Pension shall not cease and any election of an optional benefit shall remain in effect during such period of reemployment; provided, however, if the Participant completes more than 90 consecutive days of service with the Company or an Affiliated Company subsequent to reemployment, or if earlier, the Participant’s period of reemployment with the Company or an Affiliated Company exceeds an accumulated total of 90 days in a calendar year, the payment of such Participant’s Pension shall cease as of the first day of the month coincident with or next following completion of such 90 days of service, provided the Participant is still employed as of such date (unless the provisions of Section 4.02(c) and 5.04(b) are applicable). Upon such Participant’s subsequent retirement, they shall be entitled, prior to any adjustment with respect to the timing or form of payment, an additional Pension equal to the difference between (i) the Accrued Benefit based on the formula then in effect and Compensation, Total Compensation and Benefit Service accrued before and, if any, after the Participant’s reemployment date, and (ii) the Accrued

Benefit determined as of the Participant’s previous termination of employment, reduced by an amount of Equivalent Actuarial Value to the benefits, if any, the Participant received before Normal Retirement Date. If the Participant’s Annuity Starting Date with respect to the pre-reemployment portion of the benefit is prior to Normal Retirement Date, any additional Pension payable upon the Participant’s subsequent termination of employment shall be paid in the form of payment elected by such Participant on subsequent retirement and if the Participant’s Annuity Starting Date occurred on or after Normal Retirement Date, any additional Pension payable upon subsequent termination of employment will be paid in the same optional form of benefit as in effect with respect to the portion of the Participant’s benefit attributable to pre-reemployment service.
f.Notwithstanding the foregoing, if a Participant in receipt of a Pension is restored to service with the Company as an Employee or with an Affiliated Company on or after January 1, 2023, payment of the Participant’s Pension shall not be suspended regardless of the length of the period of reemployment.

a.If a Participant entitled to but not in receipt of a Pension, or a former Participant, or an employee who was never a Participant is reemployed by the Company or an Affiliated Company without having had a Break in Service, Eligibility Service and Benefit Service shall be determined as provided in Sections 3.01 and 3.02, and if reemployed as an Employee, they shall, in the case of a former Participant, immediately be restored as a Participant as of date of reemployment, and in the case of an employee who was never a Participant, become a Participant in accordance with Section 2.02. However, if a former Participant received a lump sum settlement in lieu of a Pension, the Benefit Service to which the former Participant was entitled at the time of termination of service shall be restored in accordance with the provisions of Section 3.03(c)(ii).

b.If a Participant entitled to but not in receipt of a Pension or a former Participant who received a lump sum settlement in lieu of a Pension is restored to service with the Company or an Affiliated Company, after having had a Break in Service, the following shall apply:
a.Upon completion of one year of Eligibility Service, determined as provided in Section 2.03, following the Break in Service the Eligibility Service to which the Participant was previously entitled shall be restored, and they shall again become a Participant as of the date of restoration to service as an Employee.
b.Except with respect to a lump sum payment made pursuant to Section 5.04(c), any Benefit Service to which the Participant was entitled at the time of termination of service shall be restored, except that if prior to January 1, 2023 the Participant received a lump sum settlement by the end of the second Plan Year following the Plan Year in which the termination occurred, that Benefit Service shall not be restored.
c.Upon later termination or retirement of a Participant whose previous Benefit Service has been restored under this paragraph (c), the Participant’s Pension shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and, if any, after the reemployment date. The resulting Pension amount shall be offset, if applicable, but not below zero, by an amount of Equivalent Actuarial Value to any lump sum settlement received upon prior termination.
a.If a former Participant who is not entitled to a Pension is restored to service with the Company or an Affiliated Company, either as an Employee or as an employee, after having had a Break in Service, the following shall apply:
a.Upon completion of one year of Eligibility Service, determined as provided in Section 2.03, following the Break in Service, the former Participant shall again become a Participant as of the date of restoration to service as an Employee if Eligibility Service is restored under subparagraph (ii) below.
b.Upon restoration to participation, the Eligibility Service to which the former Participant was previously entitled shall be restored if the period of Break in Service does not equal or exceed the greater of (A) five years, or (B) the period of Eligibility Service before the Break in Service, determined at the time of the Break in Service, excluding any Eligibility Service disregarded under this paragraph (d) by reason of any earlier Break in Service. If any such former Participant was restored to service prior to January 1, 1985, or if there was a Break in Service on December 31, 1984 and the period of Break in Service as of that date would have resulted in the exclusion of the former Participant’s previously accrued Eligibility Service under the Plan provisions then in effect, then clause (A) of the preceding sentence shall not be applicable, and previously accrued Eligibility Service shall be excluded.
c.Any Benefit Service to which the Participant was entitled at the time of termination of service which is included in the Eligibility Service so restored shall be restored.
d.Upon later termination or retirement of a Participant whose previous Benefit Service has been restored under this paragraph (d), the Participant’s Pension, if any, shall be based on the benefit formula then in effect and Compensation, Total Compensation and Benefit Service before and after the reemployment date.
a.If an employee who was never a Participant is restored to service with the Company or an Affiliated Company prior to July 1, 2013, after having had a Break in Service, upon completion of one year of Eligibility Service following the Break in Service, the Eligibility Service to which the employee was previously entitled under Section 3.01(d) shall be restored if the employee would be entitled to nonforfeitable benefits under the Plan if the employee were a Participant, or otherwise, if the period of Break in Service does not equal or exceed the greater of (i) five years or (ii) the period of Eligibility Service before the Break in Service, determined at the time of the Break in Service, excluding any Eligibility Service disregarded under this paragraph (e) by reason of any earlier Break in Service. If an employee who was never a Participant is restored to Service with the Company or an Affiliated Company on or after July 1, 2013, the employee shall not become a Participant.

ARTICLE 4. ELIGIBILITY FOR AND AMOUNT OF BENEFITS
1.Normal Retirement

a.The right of a Participant to a normal retirement Pension shall be nonforfeitable as of Normal Retirement Age, provided the Participant is an employee of the Company or an Affiliated Company at that time. A Participant who has attained Normal Retirement Age may retire from service with the Company and all Affiliated Companies and receive a normal retirement Pension beginning on Normal Retirement Date, subject to the Notice and timing requirements of Article 5, or may postpone retirement and remain in service after Normal Retirement Date, in which event the provisions of Section 4.02 shall be applicable.
b.Subject to the provisions of Section 5.01, the annual normal retirement Pension payable upon retirement on a Participant’s Normal Retirement Date shall be equal to the sum of (i) and (ii) below:
a.the sum of (1) 1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation, and (2) 1.67 percent of such Average Final Compensation in excess of Covered Compensation, multiplied by the number of years of Benefit Service rendered prior to January 1, 2005 up to 35 years; provided, however, that on and after May 1, 1994, such amount shall not be less than the sum of:
A.the Participant’s Accrued Benefit on April 30, 1994 under the terms of the Plan as then in effect, and
B.1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation, plus 1.67 percent of such Average Final Compensation in excess of Covered Compensation, multiplied by the number of years of Benefit Service rendered on and after May 1, 1994, and prior to January 1, 2005 up to 35 years of Benefit Service minus the number of years of Benefit Service used in (1) above.
The combined maximum years of Benefit Service rendered before and after May 1, 1994 used to compute the annual normal retirement Pension under this provision (B) shall not exceed 35 years.
a.For each year (or portion thereof) of Benefit Service earned after December 31, 2004 and prior to July 1, 2013:

A.1.0 percent of a Participant’s Total Compensation for each (or partial) calendar year beginning after December 31, 2004 and prior to June 30, 2013 not in excess of 80 percent of the Social Security Wage Base for such calendar year, and
B.1.3 percent of such Participant’s Total Compensation for each (or partial) calendar year beginning after December 31, 2004 and prior to June 30, 2013 in excess of 80 percent of the Social Security Wage Base for such calendar year; provided, however, that for each year of Benefit Service earned after December 31, 2004, the sum of (A) and (B) above shall not be less than the sum of (C) and (D) below as of December 31, 2004:
C.1.17 percent of the Participant’s Average Final Compensation not in excess of Covered Compensation and
D.1.67 percent of such Average Final Compensation in excess of Covered Compensation.
a.Notwithstanding the foregoing, in no event shall the combined number of years of Benefit Service used to compute any Participant’s annual normal retirement Pension under the provisions of subparagraph (i) and (ii) exceed 35 years. For purposes of determining the order in which Benefit Service shall be allocated between and counted under the provisions of subparagraph (i) or (ii) with respect to a Participant who completes more than 35 years of Benefit Service, such Participant’s Benefit Service shall be allocated in the order that produces, based on consecutive years of Benefit Service, the largest annual normal retirement Pension for each Participant.
For purposes of the Plan, the Accrued Benefit as of the last day of the Plan Year beginning in 1993 shall be determined with regard to the $200,000 limitation on Compensation provided in Section 1.12, but shall not be less than the Participant’s Accrued Benefit determined as of the last day of the Plan Year beginning in 1988.
a.In no event shall any Participant’s annual normal retirement Pension be less than the greatest annual amount of reduced early retirement Pension which the Participant could have received under Section 4.03 before Normal Retirement Date.
b.Subject to Section 5.01, in no event shall the Pension payable to a Participant under the Plan at Normal Retirement Date be less than $120 multiplied by years of Benefit Service.
c.Notwithstanding any Plan provision to the contrary, the individuals named on Appendix C shall receive, in addition to any normal retirement Pension determined under paragraph

(b) above the amount of retirement Pension set forth in Appendix C. Payment of said amounts shall be in the form of an annuity for the life of the Participant, unless otherwise indicated on Appendix C, and will commence as of May 1, 2008.
1.Late Retirement
a.If a Participant postpones retirement as provided in Section 4.01(a), upon termination of employment from the Company and all Affiliated Companies, the Participant shall be entitled to a late retirement Pension beginning as of the first day of the calendar month coinciding with or immediately following termination of employment, subject to the notice and timing requirements of Article 5, which shall be the Participant’s late retirement date.
b.Subject to the provisions of Section 5.01, the annual late retirement Pension shall be an immediate Pension beginning on the Participant’s late retirement date and, shall be equal to (i) the amount determined in accordance with Section 4.01(b) based on the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued to late retirement date, or, if greater, (ii) the amount of the Pension to which the Participant would have been entitled if they had retired on Normal Retirement Date, in either case based on Average Final Compensation, Benefit Service and Total Compensation determined as of such Normal Retirement Date or June 30, 2013, if earlier, under the provisions of the Plan as then in effect, recomputed as of the first day of each subsequent Plan Year before the Participant’s actual late retirement date (and as of the actual late retirement date) as if each such date were the Participant’s late retirement date. Effective as of May 1, 1992, the late retirement Pension determined under the preceding sentence for a Participant who terminates employment on and after May 1, 1992 shall never be less than an amount of Equivalent Actuarial Value to the Pension determined in accordance with Section 4.01(b) based on the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued to Normal Retirement Date, or June 30, 2013, if earlier, recomputed as of the first day of each subsequent Plan Year before the Participant’s late retirement date (and as of the actual late retirement date) as if each such date were the Participant’s late retirement date.
c.In the event a Participant commences receipt of a Pension while in active service under the provisions of Section 5.04(b), such commencement date shall not be the Participant’s Annuity Starting Date for purposes of Article 5 and the Participant shall receive a late retirement Pension commencing on such date in an amount determined as if they had retired on such date. The Pension payable to the Participant during a period of active service shall be in the form of a Qualified Joint and Survivor Annuity, if married, or as a single life annuity, if unmarried. In the event of the death of the Participant during active service, the provisions of Section 4.06 shall apply with respect to any death benefit payable. Upon subsequent retirement, the Participant’s Pension shall be paid in accordance with Section 5.01(a) or (b), as appropriate, unless the Participant elects an optional form of payment under Section 5.02. Subsequently, as of the end of each prior Plan Year before the Participant’s actual late retirement date (and as of the actual late retirement date), the Participant’s Pension shall be recomputed to reflect any additional accruals. The Participant’s recomputed Pension shall then be paid as of the following January 1 (or, if applicable, as of the late retirement date). The Participant’s recomputed Pension shall then be reduced by the Equivalent Actuarial Value of the total payments of late retirement Pension made with respect to monthly payments other than for Non-Suspendible Months of continued employment which were paid prior to each such recomputation to arrive at the Participant’s late retirement Pension; provided that no such reduction shall reduce the Participant’s late retirement Pension below the amount of late retirement Pension payable to the Participant prior to the recomputation of such Pension.
d.Notwithstanding paragraphs (b) and (c) above, in the event a Participant remains in service after the April 1 following the calendar year in which they attain age 70½, and does not commence payment of the Pension while in service under the provisions of Section 5.04(b), then the Pension shall be the excess, if any, of (i) over (ii) where:

a.is the greater of (A) the Participant’s Pension determined in accordance with Section 4.01(b) as of actual retirement date taking into account the Participant’s Benefit Service, Average Final Compensation, and Total Compensation accrued as of that date, or June 30, 2013, if earlier, or (B) an amount of Equivalent Actuarial Value to the Pension to which the Participant would have been entitled under Section 4.01(b) if they retired at the end of the Plan Year preceding such April 1 based on accruals through such date or June 30, 2013, if earlier, recomputed in accordance with regulations issued by the U.S. Treasury Department as of the first day of each calendar year which begins subsequent to said date (and as of actual late retirement date) as if such date were the Participant’s late retirement date, and
b.is the actuarial equivalent value of any distributions made with respect to the Participant’s retirement benefits after said date.
a.The pension payable to a Participant who is not a 5 percent owner (as defined in Section 416(i) of the Code) of the Company or an Affiliated Company and who is receiving payments under the provisions of paragraph (c) and Section 5.04(b) as of December 31, 1996, shall continue to be governed by the provisions of paragraph (c) above on and after January 1, 1997.
b.For purposes of this Section 4.02, Equivalent Actuarial Value or actuarial equivalent value shall be determined on the basis set forth in Appendix A.
1.Early Retirement
a.Subject to the provisions of Section 5.01(c), a Participant who has not reached Normal Retirement Date but who, prior to termination of employment from the Company and all Affiliated Companies, has reached their 55th birthday and completed 10 years of Eligibility Service may retire from service and receive an early retirement Pension beginning on the first day of the calendar month coincident with or next following termination of employment or the first day of any calendar month thereafter until Normal Retirement Date.
b.The early retirement Pension shall be a deferred Pension beginning on the Participant’s Normal Retirement Date and, subject to the provisions of Section 5.01, shall be equal to the Accrued Benefit. However, the Participant may elect to receive an early retirement Pension beginning on the first day of any calendar month coincident with or following termination of employment occurring after having satisfied the conditions for early retirement in Section 4.03(a) but before Normal Retirement Date, provided that an early payment date shall be subject to the notice and timing requirements described in Article 5. In that case, the Participant’s Pension shall be equal to the deferred Pension reduced by one-third of one percent for each month by which the date the Participant’s early retirement Pension begins precedes Normal Retirement Date; provided, however, that no reduction shall apply if the Participant has reached age 62 and completed 20 years of Eligibility Service on the date they terminate employment with the Company and all Affiliated Companies.
1.Vesting
a.A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the Accrued Benefit upon completion of five years of Eligibility Service since the Participant’s 18th birthday. If the Participant’s employment with the Company and Affiliated Company is subsequently terminated for reasons other than retirement or death, they shall be eligible for a vested Pension upon attainment of Normal Retirement Date. The participant shall be provided with an application for the Pension prior to Normal Retirement Date, and payments will commence after the Plan approves the written application for the Pension.
b.The vested Pension shall begin on the Participant’s Normal Retirement Date and, subject to the provisions of Section 5.01, shall be equal to the Accrued Benefit. However, if on the date of termination, the Participant had completed ten years of Eligibility Service, the Participant may elect to have the vested Pension begin on the first day of any calendar month on or after their 55th birthday and before Normal Retirement Date; provided that the election of an early payment date shall be subject to the notice and timing requirements described in Article 5. In that case, the Participant’s Pension shall be equal to the vested Pension otherwise payable at Normal Retirement Date reduced by one-third of one percent for each month by which the date the Participant’s vested Pension precedes Normal Retirement Date.
c.Notwithstanding paragraph (b) above, effective January 1, 2014 to December 31, 2021, a Participant who has not attained age 55 and who is eligible to receive a vested Pension under the Plan pursuant to the provisions of this Section 4.04 where the present value of such vested Pension as determined pursuant to the provisions of Section 5.02 is more than $1,000 but not more than $5,000, may elect to receive such vested Pension in a single lump sum payment determined as provided under Section 5.02 – Option 6 as of the first day of any month following termination of employment with the Company and Affiliated Company and prior to the first day of the calendar month in which their 55th birthday occurs. See Section 5.01 for the provisions regarding payment of small benefits effective on or after January 1, 2023.
1.Disability
a.Notwithstanding any other Plan provision to the contrary, a Participant who ceases to be actively employed by the Company prior to July 1, 2013 and while an Employee on account of disability shall continue to be credited with (i) Eligibility Service but only for the period they are eligible for and continuously receiving either (1) disability benefits under the Company’s long-term disability plan or (2) disability insurance benefits under the Social Security Act and (ii) Benefit Service for the period prior to July 1, 2013 during which they are continuously receiving the disability benefits described in clause (1) and (2) of this sentence. With respect to a Participant who, on or after January 1, 2010 and prior to July 1, 2013, becomes disabled while in qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, such Participant shall be deemed to be disabled for purposes of the Plan if they would qualify for disability benefits under the Company’s long-term disability program even though they otherwise may be ineligible for benefits thereunder due to the injury occurring while in the military service. There shall also be included in Eligibility Service and Benefit Service any applicable waiting period for disability benefits under the Company’s long-term disability plan or the Social Security Act; provided no Benefit Service shall be credited for any period after June 30, 2013; and provided further that after expiration of such period the Participant becomes entitled to such long-term disability benefits or Social Security disability insurance benefits. Upon attaining age 65, the Participant shall be entitled to a disability retirement Pension in an amount provided in paragraph (b) below. Such disability retirement Pension shall commence on the Participant’s Normal Retirement Date. The Total Compensation credited to a Participant for a period of absence accruing on or after December 31, 2004 that is counted as Benefit Service under the preceding provisions of this paragraph (a), shall be the Participant’s base rate of compensation in effect immediately prior to the date they ceased employment on account of disability.
b.Subject to Section 5.01, the disability retirement Pension shall be calculated as a normal retirement Pension in accordance with Section 4.01(b) as in effect on the date the Participant’s Pension commences, based on Average Final Compensation at the time employment ceased on account of disability, Total Compensation under Section 1.42 and paragraph (a) above, and Benefit Service under Section 3.02 and paragraph (a) above. Notwithstanding the foregoing, all Benefit Service, Average Total Compensation and Total Compensation accruals under the ongoing provisions of this Section 4.05 shall cease as of June 30, 2013.
c.If the Participant’s disability benefits under the Company’s long-term disability plan or disability insurance benefits under the Social Security Act are discontinued prior to Normal Retirement Date and the Participant is not restored to service with the Company or an Affiliated Company, they shall be entitled to retire on an early retirement Pension as of the first day of the calendar month immediately after such discontinuance or to receive a vested retirement Pension payable in accordance with Section 4.04 if at the date they ceased to be disabled they had completed the service requirements for such Pension and, in the case of an early retirement Pension, at the date they ceased to be disabled they had attained the required age for early retirement pursuant to Section 4.03. In either case, the Pension shall be computed on the basis of Average Final Compensation, Total Compensation, at the date of discontinuance of disability benefit determined in accordance with Section 1.42 and paragraph (a) above, and Benefit Service at the date of discontinuance of disability benefits, determined in accordance with Article 3 and paragraph (a) above, and the benefit formula in effect on the date they cease to be disabled.
1.Spouse’s Pension
a.If a Participant:
a.dies while employed by the Company or any Affiliated Company and prior to the Annuity Starting Date having met the requirements for any Pension under Section 4.01, 4.02, 4.03 of 4.04, or
b.dies after termination of employment and after becoming eligible for a Pension under Section 4.01, 4.02 or 4.03, or after terminating service on or after August 23, 1984 with entitlement to a vested Pension under Section 4.04, but in either case before the Annuity Starting Date, or
c.dies while accruing service under Section 4.05 and while entitled to any Pension, but before the Annuity Starting Date, a spouse’s Pension shall be payable to the Participant’s surviving Spouse (or surviving Registered Domestic Partner) for life.
Notwithstanding any provision of the Plan to the contrary, if a Participant dies while performing qualified military service (as defined in Section 414(u) of the Code) and while reemployment rights are protected by the Uniformed Services Employment and Reemployment Rights Act of 1994 and any related legislation or guidance, the surviving Spouse (or surviving Registered Domestic Partner) of such Participant shall be entitled to any additional benefits, including benefit accruals relating to the period of qualified military service rendered prior to July 1, 2013, as if the Participant had been reemployed by the Company or any Affiliated Company and then terminated employment from the Company and all Affiliated Companies on account of death.
a.Subject to the provisions of Section 5.01(c):
a.If the spouse’s Pension is payable to the Participant’s Spouse, the spouse’s Pension shall commence on what would have been the Participant’s Normal Retirement Date (or the first day of the month following the date of death, if later). However:
A.if the Participant dies in active service with the Company or any Affiliated Company or while accruing Eligibility Service under Section 4.05 in either case after having completed at least five years of Eligibility Service, or after retiring early but before the Annuity Starting Date, the Spouse may file a written application to elect to begin receiving payments as of the first day of any month following the Participant’s date of death and prior to what would have been the Participant’s Normal Retirement Date; and
B.if the Participant dies after terminating service with the Company and all Affiliated Companies with the right to a vested Pension and having completed ten years of Eligibility Service, but prior to the Annuity Starting Date, the Spouse may file a written application to elect to begin receiving payments as of the first day of any month following what would have been the Participant’s 55th birthday (or following date of death, if later) and prior to what would have been the Participant’s Normal Retirement Date.
a.If the spouse’s Pension is payable to the Participant’s surviving Registered Domestic Partner, the spouse’s Pension shall commence as of the first day of the month coincident with or next following the date on which the Benefits Administration Board is officially notified of the Participant’s death, but only after written application is made to commence such payment, provided, however such payment shall not commence later than one year following the Participant’s date of death.
An election by the Spouse to commence receiving payments prior to what would have been the Participant’s Normal Retirement Date (or by a surviving Registered Domestic Partner to commence payments prior to the first anniversary of the Participant’s death) shall be made on a form provided by the Benefits Administration Board.

a.In the case of a Participant who dies in active service with the Company or any Affiliated Company or while accruing Eligibility Service under Section 4.05, in either case after having completed at least five years of Eligibility Service, the spouse’s Pension shall be equal to one‑half of the annual Pension the Participant would have been entitled to commencing on Normal Retirement Date (or the first day of the month following the Participant’s date of death, if later) in the form of a life annuity, had the Participant terminated employment on the day preceding the date of death. If payments to the Spouse (or Registered Domestic Partner) begin in accordance with the foregoing provisions of this Section 4.06 prior to what would have been the Participant’s Normal Retirement Date, there shall be no reduction for early commencement.
b.In the case of any other eligible Participant who dies prior to the Annuity Starting Date, the spouse’s Pension shall be equal to the amount of benefit the Spouse (or surviving Registered Domestic Partner) would have received if the Pension to which the Participant was entitled at date of death had commenced on their Normal Retirement Date (or the first day of the month following the date of death, if later) in the form of a Qualified Joint and Survivor Annuity and the Participant had died immediately thereafter. The spouse’s Pension shall be further adjusted to reflect its commencement prior the Participant’s Normal Retirement Date as follows:
A.if the spouse’s Pension payable to a Spouse (or Registered Domestic Partner) of a Participant who dies after becoming eligible for early retirement under Section 4.03 but prior to the Annuity Starting Date commences prior to the what would have been the Participant’s Normal Retirement Date, the amount of the Pension payable to the Spouse (or Registered Domestic Partner) will be based on the amount of early retirement Pension to which the Participant would have been entitled if they had requested benefit commencement at that earlier commencement date, reduced in accordance with Section 4.03(b); and
B.if the spouse’s Pension payable to a Spouse (or surviving Registered Domestic Partner) of a Participant who dies after terminating with the right to a vested Pension under Section 4.04 (and having completed at least ten years of Eligibility Service) but prior to the Annuity Starting Date, commences prior to what would have been the Participant’s Normal Retirement Date, the amount of the Pension payable to the Spouse (or Registered Domestic Partner) shall be based on the amount of vested Pension to which the Participant would have been entitled if they had requested benefit commencement at that earlier date, reduced in accordance with Section 4.04(b) and in the event such commencement date is prior to the 55th anniversary of the Participant’s birth, the benefit payment to the Registered Domestic Partner shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Registered Domestic Partner on the date the Participant would have attained age 55.
a.Notwithstanding the foregoing, if within the 180-day period prior to the Annuity Starting Date a Participant has elected an optional form of Pension which provides for monthly payments to the Spouse (or Registered Domestic Partner) for life in an amount equal to at least 50 percent but not more than 100 percent of the monthly amount payable under the option for the life of the Participant and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, such optional form of Pension shall be used for computing the spouse’s Pension. Notwithstanding the foregoing sentence, the optional form of Pension elected pursuant to the preceding sentence shall only be payable to a Spouse (or Registered Domestic Partner) entitled to a payment under paragraph (c)(i) above if the value of such optional form of payment exceeds the value of payments under paragraph (c)(i).
1.Lost Participants
a.Notwithstanding the foregoing provisions of Article 4, in the event a Participant’s Pension otherwise scheduled to commence on the Participant’s Normal Retirement Date (or late retirement date, if applicable) is delayed because the Benefits Administration Board is unable to locate the Participant, the Benefits Administration Board shall commence payment as soon as practicable after the date the Participant is located. Unless the Participant elects an optional form of payment in accordance with the provisions of Section 5.02, payment shall be in the automatic form set forth in Section 5.01 applicable to the Participant on the Annuity Starting Date. The Pension payable to the Participant as of the Annuity Starting Date shall be of Equivalent Actuarial Value to the Pension otherwise payable to the Participant on Normal Retirement Date.

In the event a Participant whose Pension is delayed beyond Normal Retirement Date (or late retirement date, if applicable) as described above dies prior to the Annuity Starting Date and is survived by a Spouse (or Registered Domestic Partner), the Spouse (or Registered Domestic Partner) shall be entitled to receive a spouse’s Pension under the provisions of Section 4.06 computed on the basis of the Equivalent Actuarial Value of the Pension payable to the Participant on their Normal Retirement Date (or late retirement date, if applicable).
a.In lieu of the Pension otherwise payable under paragraph (a) above, a Participant described in paragraph (a) whose Pension will be paid in the form of an annuity may elect to receive:
a.a reduced Pension equal to the Pension otherwise payable under paragraph (a) above (as adjusted to reflect the form of payment elected by the Participant under the provisions of Section 5.01 or 5.02, as applicable) reduced by the Equivalent Actuarial Value of the lump sum payment under clause (ii) below, and
b.a lump sum payment equal to the sum of the monthly payments the Participant would have received during the period beginning on their Normal Retirement Date (or late retirement date, if applicable) and ending with the month preceding the Annuity Starting Date. The amount of such monthly payments shall be determined as of the Participant’s Normal Retirement Date (or late retirement date, if applicable) on the basis of the actual form of payment in which the Participant’s Pension under subparagraph (i) above is payable.
An election under this paragraph (b) shall be subject to the notice and spousal consent requirements set forth in Section 5.03 applicable to the election of an optional form of payment.
a.For purposes of paragraphs (a) and (b), Equivalent Actuarial Value shall be determined on the basis set forth in Appendix A.
1.Maximum Benefit Limitation
a.The provisions of Section 415 of the Code are incorporated into the Plan by reference. The following provisions of this Section reflecting the increased limitations of Section 415(b) of the Code effective on and after January 1, 2002 shall apply to all current and former Participants (with benefits limited by Section 415(b) of the Code) who have an Accrued Benefit under the Plan immediately prior to January 1, 2002 (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b).
b.Notwithstanding any other provision of the Plan, the annual benefit to which a Participant is entitled under the Plan shall not, in any Limitation Year, be in an amount which would exceed the applicable limitations under Section 415 of the Code and regulations thereof. As of January 1 of each calendar year commencing on or after January 1, 2003, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of benefit payable under the Plan during the Limitation Year ending within that calendar year including benefit payable to Participants who retired prior to that Limitation Year. The determination of the amount of any increase in the Pension payable to a Participant in receipt of a Pension on the last day of the prior Limitation Year shall be determined based on the Participant’s age at the date the Pension commenced.
c.To the extent required to comply with Section 415 of the Code, if a Participant participates in more than one defined benefit pension plan required to be aggregated with this Plan under Section 415 of the Code and if the provisions of Section 415 require an adjustment to benefits to comply with Section 415 of the Code, adjustments to a Participant’s benefits payable with respect to such Participant shall be made first under any other defined benefit plan maintained by the Company or an Affiliated Company which provides for a reduction in this circumstance prior to making any adjustment under this Plan.
d.The term “remuneration” for purposes of applying the limitations under Section 415 of the Code with respect to any Participant shall mean the wages, salaries, and other amounts paid in respect of such Participant by the Company or an Affiliated Company for personal services actually rendered and including any elective amounts that are not includible in gross income of the Participant by reason of Section 125, 132(f), 402(g) or 457(b) of the Code and shall exclude other deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. For Limitation Years beginning on or after July 1, 2007, “remuneration” shall include payments made by the later of 2½ months after severance from employment, or the end of the Limitation Year that includes the date of severance from employment, if, absent a severance from employment, such payments would have been paid to the employee while the employee continued in employment with the Company or an Affiliated Company, and are regular compensation for services during the employee’s regular working hours, compensation for services outside the employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation. Effective for Limitation Years beginning on and after July 1, 2007, for purposes of applying the maximum benefit limitations under this Section 4.08, remuneration shall not exceed the limitation on compensation under Section 401(a)(17) of the Code.
Effective on and after January 1, 2009, notwithstanding the preceding sentence, ‘remuneration’ shall also include:
a.salary continuation payments for military service as described in Treasury Regulation Section 1.415(c)-2(e)(4);
b.compensation paid after severance from employment as described in Treasury Regulation Section 1.415(c)-2(e)(3)(ii) and (iii)(A), and
c.foreign income as described in Treasury Regulation Section 1.415(c)-2(g)(5)(i), excluding amounts described in Treasury Regulation Section 1.415(c)-2(g)(5)(ii).
Effective for Plan Years and Limitation Years beginning on or after January 1, 2009, “remuneration” shall include differential wage payments (as defined in Section 3401(h)(2) of the Code) paid to an individual by the Company or an Affiliated Company.
Payments not described above shall not be considered remuneration if paid after severance from employment, even if they are paid by the later of 2½ months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment.

1.Transfers and Employment With an Affiliated Company
a.If an Employee (i) becomes employed by the Company in any capacity other than as an Employee as defined in Article 1, (ii) becomes employed by an Affiliated Company, or (iii) becomes a Leased Employee, they shall retain any Benefit Service they have under this Plan. Upon later retirement or termination of employment with the Company or Affiliated Company (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Employee is entitled under the Plan shall be determined under the Plan provisions in effect on the date they cease to be an Employee as defined in Article 1, and only on the basis of Benefit Service, Average Final Compensation, and Total Compensation accrued prior to July 1, 2013 and while an Employee as defined in Article 1.
b.Subject to the Break in Service provisions of Article 3 and except as otherwise provided in paragraphs (c) and (d) below, in the case of a person who (i) was originally employed by the Company in any capacity other than as an Employee as defined in Article 1, (ii) was originally employed by an Affiliated Company, or (iii) was originally providing services to the Company as a Leased Employee, and thereafter becomes an Employee, upon later retirement or termination of employment, the benefits payable under the Plan shall be computed under the Plan provisions in effect at that time, and only on the basis of the Benefit Service, Average Final Compensation, and Total Compensation accrued while an Employee as defined in Article 1 and prior to July 1, 2013.
c.Notwithstanding any Plan provision to the contrary, in the case of a person who is employed by the Company as an Employee prior to January 1, 2005 and who was previously employed by an Affiliated Company, other than a person who retired or otherwise terminated employment with the Company prior to May 1, 1984, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with an Affiliated Company rendered prior to January 1, 2005 (but only during the period it qualified as such); provided, the annual Pension payable hereunder shall be reduced by the Equivalent Actuarial Value of any retirement benefit the Participant received or is entitled to receive under a retirement plan of such Affiliated Company with respect to any service which is recognized as Benefit Service for purposes of computation of benefits under this Plan. Notwithstanding any Plan provision to the contrary, in the case of a person who is employed by the Company as an Employee on or after January 1, 2005 and prior to July 1, 2013 and who was previously employed by an Affiliated Company, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with an Affiliated Company rendered prior to January 1, 2005 (but only during the period it qualified as such) to the extent such employment was recognized as service for the purpose of calculating a benefit under a defined benefit plan maintained by such Affiliated Company; provided, the annual Pension payable hereunder shall be reduced by the Equivalent Actuarial Value of any retirement benefit the Participant received or is entitled to receive under a defined benefit plan of such Affiliated Company with respect to any service which is recognized as Benefit Service for purposes of computation of benefits under this Plan.
d.Notwithstanding any Plan provisions to the contrary, with respect to any person who immediately prior to the date on which such person becomes an Employee is in the employ of the Company as an employee but not as an Employee, the annual Pension computed under the Plan shall include as Benefit Service any period of employment with the Company rendered as an employee prior to January 1, 2005.
e.Notwithstanding the foregoing provisions of this Section 4.09, the Pension computed under Section 4.01, 4.02, or 4.03 of any Participant previously employed by The Ronald Press Company (“Ronald”), excluding Employees who have retired or otherwise terminated their employment with the Company prior to May 1, 1984, shall be equal to the Pension which the Participant would have been entitled to if they had been credited with service with Ronald, in addition to service with the Company, minus an amount equal to an annual annuity commencing at age 65 for the life of the Participant which could have been obtained in September 1977 (under the actuarial assumptions used by the Plan) for an amount equal to the lump sum payment the Participant received from Ronald in September 1977 as additional compensation (being the payment referred to in Section 3.3 of the Stock Purchase Agreement between the Company and the shareholders of Ronald). The provisions of this paragraph (d) shall be applicable only if it results in a larger Pension to the Participant.

ARTICLE 5. PAYMENT OF PENSIONS
1.Automatic Form of Payment
a.If the Participant is not married on the Annuity Starting Date, the Pension shall be payable in monthly installments ending with the last monthly payment before death, unless the Participant has elected an optional benefit as provided in Section 5.02.
b.If the Participant is married on the Annuity Starting Date or has a Registered Domestic Partner on the Annuity Starting Date and has not elected an optional form of benefit as provided in Section 5.02, the Pension payable shall be in the form of a Qualified Joint and Survivor Annuity of Equivalent Actuarial Value to the Pension determined under Section 5.01(a), providing for a reduced Pension payable to the Participant during their life, and after their death providing one-half of that reduced Pension will continue to be paid during the life of, and to, the Spouse or the Registered Domestic Partner on file with the Plan at the Annuity Starting Date. Notwithstanding the preceding, if an option described in Section 5.02 provides for payments continuing after the Participant’s death for the life of a Beneficiary at a rate of at least 50 percent but not more than 100 percent of the Pension payable for the life of the Participant and if such option, with the Spouse to whom the Participant is married on the Annuity Starting Date or the Participant’s Registered Domestic Partner on the Annuity Starting Date) named as Beneficiary, would be of greater actuarial value than the joint and survivor annuity described above, such option with such Spouse (or Registered Domestic Partner) as Beneficiary shall be the Qualified Joint and Survivor Annuity.
c.Notwithstanding any Plan provision to the contrary, effective as of January 1, 2014, if the Participant’s Annuity Starting Date occurs on or after Normal Retirement Date and the present value of the Pension amounts to $5,000 or less, or if the Participant’s Annuity Starting Date occurs before Normal Retirement Date and the present value of the Pension amounts to $1,000 or less as of such Annuity Starting Date, a lump sum payment of Equivalent Actuarial Value shall be made in lieu of all benefits. Notwithstanding any Plan provision to the contrary, effective as of January 1, 2014, a lump sum payment of Equivalent Actuarial Value shall be made in lieu of all benefits if the present value of the Pension payable on behalf of a Participant who has not commenced payment of a Pension to a spouse or Registered Domestic Partner determined as of the Participant’s date of death, amounts to $5,000 or less. In determining the amount of a lump sum payment payable under this paragraph, (i) Equivalent Actuarial Value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant’s Normal Retirement Age, of Equivalent Actuarial Value to the benefit which would otherwise have been provided commencing at the Participant’s Normal Retirement Age, and (ii) the Equivalent Actuarial Value shall be determined by using the IRS Mortality Table and the IRS Interest Rate. Such Equivalent Actuarial Value shall be determined as of the Participant’s Annuity Starting Date by using the IRS Mortality Table and the IRS Interest Rate in effect as of such Annuity Starting Date. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this paragraph. The determination as to whether a lump sum payment is due shall be made as in accordance with procedures established by the Benefits Administration Board on a basis uniformly applicable to all Participants similarly situated. In no event shall such lump sum payment be made following the date Pension payments have commenced as an annuity. Notwithstanding the foregoing, in calculating the amount of a lump sum payment under this paragraph (c) with an Annuity Starting Date on or after January 1, 2014 and prior to January 1, 2015, in no event shall such lump sum payment be less than the lump sum amount that would have been provided if the IRS Interest Rate under Section 1.21(a) and the Stability Period under Section 1.41(i) continued in effect for the 2014 calendar year.
Effective as of January 1, 2023, if (1) the present value of a Participant’s Pension determined after the Participant’s Severance Date, or (2) with respect to a Participant who dies before the Annuity Starting Date, the present value of the Pension payable on behalf of the Participant to the Participant’s Spouse or Registered Domestic Partner determined as of the Participant’s date of death, amounts to $5,000 or less, the provisions of this paragraph (c) shall apply as soon as administratively practicable after the Participant’s Severance Date or death, as applicable; however, if the present value of the Participant’s Pension determined after the Participant’s Severance Date is over $1,000 but does not exceed $5,000, such Participant may elect to defer payment of the Pension until Normal Retirement Date. This provision shall also apply to Participants who terminated employment with the Company and all Affiliated Companies or who died before January 1, 2023, where the present value of the Pension payable does not exceed $5,000. The Benefits Administration Board shall perform a sweep to identify Participants, Spouses and Registered Domestic Partners who are entitled to this benefit.

1.Optional Forms of Payment
Any Participant may, subject to the provisions of Section 5.03, elect to convert the Pension otherwise payable to the Participant under the provisions of Section 4.01, 4.02 4.03 or 4.04(b) into an optional benefit of Equivalent Actuarial Value, as provided in one of the options named below. A Participant described in Section 4.04(c) or Section 5.01(c) who has not commenced payment by the later of Normal Retirement Date or Severance from Service may only receive payment of a Pension under Option 6 below.
Option 1. A modified Pension payable during the Participant’s life, and after their death payable during the life of, and to, the Beneficiary named by the Participant when this option was elected.

Option 2. A modified Pension payable during the Participant’s life, and after their death payable at 50% (or, effective with respect to an Annuity Starting Date occurring on or after May 1, 2008, 75%) of the amount of the modified Pension during the life of, and to, the Beneficiary named by the Participant when this option was elected.
Option 3. Either Option 1 or Option 2; provided, that in the event the Beneficiary predeceases the Participant, the annual Pension payable to the Participant after the Beneficiary’s death shall equal the Pension that would have been payable pursuant to Section 5.01(a).
Option 4. In the case of a Participant who retires before the first day on which the Participant is entitled (upon proper application) to receive an old age Social Security insurance benefit (regardless of reduction on account of commencement of such Social Security benefit prior to Social Security Retirement Age), a Pension payable until such date during the Participant’s lifetime, and at any reduced amount thereafter, but not less than zero, for the remainder of the Participant’s life. For purposes of this Option 4, “Social Security Benefit” means the old age insurance benefit which the Participant is entitled to receive under Title II of the Social Security Act as in effect on the date of retirement or other termination of employment, or which the Participant would be entitled to receive if not disqualified from receiving Social Security benefits by entering into covered employment or for any other reason. In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year in which the Employee retires or terminates service. The Employee’s Social Security Benefit shall be determined on the basis of the Employee’s actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in the national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available.
Notwithstanding the foregoing and except as provided below, in determining the amount of benefit available under this Option 4 for any Participant who terminates employment with the Company or an Affiliated Company on or after May 1, 2004, the Equivalent Actuarial Value shall in no event be less than the amount determined by using the IRS Mortality Table and the IRS Interest Rate.
Option 5. A Pension payable for the Participant’s life, with no Pension payable after the Participant’s death.

Option 6. Effective as of January 1, 2014, a lump sum payment of Equivalent Actuarial Value to the Pension otherwise payable to the Participant, provided that the amount of the lump sum payment at the Annuity Starting Date does not exceed $5,000. In determining the amount of a lump sum optional benefit available under this Option, (a) Equivalent Actuarial Value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant’s Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Participant’s Normal Retirement Date, and (b) in no event shall the Equivalent Actuarial Value be less than the amount determined by using the IRS Mortality Table and the IRS Interest Rate.
Notwithstanding the foregoing, in calculating the amount of (i) a benefit under Option 4 with an Annuity Starting Date on or after January 1, 2008 and prior to May 1, 2009, in no event shall such benefit be less than the benefit that would have been provided if the IRS Interest Rate under Section 1.21(a) and the IRS Mortality Table under Section 1.22(a) continued in effect for that period and (ii) a benefit under Option 4, or Option 6 with an Annuity Starting Date on or after January 1, 2014 and prior to January 1, 2015, in no event shall such benefit be less than the benefit that would have been provided if the IRS Interest Rate under Section 1.21(a) and the Stability Period under Section 1.41(i) continued in effect for that period.
In the event a Participant is not entitled to any Pension upon termination of employment, they shall be deemed cashed-out under the provisions of this Plan as of the date they terminated service. However, if a Participant described in the preceding sentence is subsequently reemployed by the Company or an Affiliated Company, the provisions of Section 3.03 shall apply without regard to such sentence.
1.Election of Options
A Participant’s election of an optional form of payment under the provisions of Section 5.02 shall be subject to the following provisions:

i.A married Participant’s election of any option shall only be effective if Spousal Consent to the election is received by the Benefits Administration Board, unless:

a.the option provides for monthly payments to the Spouse for life after the Participant’s death, in an amount equal to at least 50 percent but not more than 100 percent of the monthly amount payable under the option to the Participant, and
b.the option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity.
i.Upon receipt of notification that a Participant wishes to commence payments of their Pension, the Participant shall be furnished with a written explanation in nontechnical language of the terms and conditions of the Pension payable to the Participant in the normal and optional forms described in Sections 5.01 and 5.02. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the optional forms of payment under the Plan, any rights the Participant may have to defer commencement of the Pension, the consequences of failing to defer receipt of their Pension, the requirement for Spousal Consent as provided in paragraph (a) above, and the right of the Participant to make, and to revoke, elections under Section 5.02.
ii.The notice required by paragraph (b) must be provided no more than 180 days and no less than 30 days prior to the Participant’s Annuity Starting Date. A Participant’s Annuity Starting Date may not occur less than 30 days after receipt of the notice, except as otherwise provided in paragraph (d). An election under Section 5.02 shall be made on a form provided by the Benefits Administration Board and may be made during the period following the date the notice is furnished to the Participant, but not prior to the date the Participant receives the written explanation described in paragraph (b). Notwithstanding the foregoing, an election made after the Annuity Starting Date shall be deemed to have been made within the election period if (i) the written explanation described in paragraph (b) is provided to the Participant before the Annuity Starting Date, (ii) distribution commences not later than 180 days after the date such written explanation is provided to the Participant, and (iii) the Participant’s election is made before the distribution commences. A distribution shall not be deemed to violate the requirements of clause (ii) of the preceding sentence merely because, due solely to administrative delay, it commences more than 180 days after the date such written explanation is provided to the Participant.
iii.Notwithstanding the provisions of paragraph (c) above, a Participant may, after having received the notice required by paragraph (b), affirmatively elect to have benefits commence sooner than 30 days following receipt of the notice, provided all of the following requirements are met:
a.the Participant is clearly informed that they have a period of at least 30 days after receiving the notice to decide when to have benefits begin and, if applicable, to choose a particular optional form of payment;
b.the Participant affirmatively waives the 30-day period referred to above and elects a date for benefits to begin and, if applicable, an optional form of payment, after receiving the notice;
c.the Participant is permitted to revoke an election until the later of the Annuity Starting Date or seven days following the day they received the notice;
d.payment does not commence less than seven days following the day after the notice is received by the Participant (except that the 180-day period may be extended due to administrative delay; and
e.the Participant’s Annuity Starting Date is after the date the notice is provided.
i.An election of an option under Section 5.02 may be revoked on a form provided by the Benefits Administration Board, and subsequent elections and revocations may be made at any time and from time to time during the election period specified in paragraph (c) or (d) above, whichever is applicable. An election of an optional benefit shall be effective on the Participant’s Annuity Starting Date and may not be modified or revoked after the Annuity Starting Date unless otherwise provided under paragraph (d) above. A revocation of any election shall be effective when the completed form is filed with the Benefits Administration Board. If a Participant who has elected an optional benefit dies before the date the election of the option becomes effective, the election shall be revoked except as provided in Section 4.06(c). If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.
1.Commencement of Payments
a.Except as otherwise provided in Article 4 or this Article 5, payment of a Participant’s Pension shall begin as soon as administratively practicable following the latest of (i) the Participant’s 65th birthday, (ii) the fifth anniversary of the date on which they became a Participant, or (iii) the date they terminate service with the Company, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).
b.Notwithstanding the preceding paragraph:
a.In the case of a Participant who is 5 percent owner (as defined in Section 416(i) of the Code) who remains in the active service of the Company or an Affiliated Company after April 1 following the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951) in accordance with the provisions of Section 4.02(c), the Participant’s Pension shall begin not later than the April 1 following the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951).

a.In the case of any Participant who is not a 5 percent owner and who remains in active service of the Company or an Affiliated Company after the April 1 of the calendar year in which the Participant attains age 70½ (age 72 if the Participant’s birthday is on or after July 1, 1949, or age 73 if the Participant’s birthday is on or after January 1, 1951), such Participant’s Pension shall be payable as of the last day of the month following the date the Participant terminates employment with the Company and all Affiliated Companies, subject to the notice and timing requirements of Article 5, unless otherwise required to commence earlier to comply with applicable law.
b.Effective January 1, 2022, in the case of a Participant who does not make an election to begin a Pension in accordance with the applicable provisions of subparagraph (i) or (ii) above, the Pension will commence as soon as reasonably practicable as of the required beginning date described in said subparagraphs and will be paid in the applicable automatic form of payment under Section 5.01. Once payment begins in the automatic form, the Participant will not be permitted to subsequently elect an optional form of payment under Section 5.02.

a.Special Lump Sum Opportunity
a.Except as provided below, a Participant with a vested Accrued Benefit whose employment with the Company terminated prior to April 30, 2016, may elect to receive the entire Accrued Benefit as a single lump sum as of October 1, 2016 or such other date that the Benefits Administration Board determines in its sole and absolute discretion that is applied in a uniform and nondiscriminatory manner (“Payment Date”), provided that (A) the Participant has not commenced receiving benefits as of the Payment Date; and (B) the Participant makes the election to receive their benefit as of the Payment Date, on a form that is postmarked on or before August 31, 2016, or such other date as shall be approved by the Benefits Administration Board in its sole discretion (that is applied in a uniform and nondiscriminatory manner). For purposes of this paragraph (c), an “eligible Participant” is a Participant who satisfies the requirements of this subparagraph (i) and is not excluded pursuant to subparagraph (ii) below.
b.This opportunity will not be available to (A) a Participant as to whom a domestic relations order has been served on the Plan or as to whom the Plan has knowledge of the pendency of such an order; (B) a Participant who is required to commence their benefit pursuant to the provisions of Section 401(a)(9) of the Code; (C) the surviving Spouse or Beneficiary of a deceased Participant; or (D) any other classification of Participant that the Benefits Administration Board determines in its sole and absolute discretion (that is applied in a uniform and nondiscriminatory manner) shall not be offered this opportunity.

(iii) An eligible Participant who (A) is eligible for an early retirement Pension pursuant to Section 4.03, or (B) attains Normal Retirement Date as of the Payment Date, will have a one-time opportunity to elect to receive their Accrued Benefit in a lump sum. The lump sum payment will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Payment in a form other than a lump sum will be calculated after applying the applicable early commencement reductions described in Section 4.03(b), if applicable. Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or any optional form of payment available to the Participant under Section 5.02. For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
(iv) An eligible Participant who is not eligible for an early retirement Pension but (A) is age 55 or older, (B) has at least 10 years of Eligibility Service, and (C) is eligible to commence a vested Pension pursuant to Section 4.04(b) as of the Payment Date, will have a one-time opportunity to elect to receive their Accrued Benefit in a lump sum. The lump sum payment will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Payment in a form other than a lump sum will be calculated after applying the early commencement reductions described in Section 4.04(b). Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or any optional form of payment available to the Participant under Section 5.02. For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
(v) An eligible Participant who (A) is age 55 or older, (B) has less than 10 years of Eligibility Service, and (C) is eligible to commence a vested Pension pursuant to Section 4.04 as of Normal Retirement Date occurring on or after the Payment Date, will have a one-time opportunity to receive their Accrued Benefit as of the Payment Date, in a lump sum which will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Such Participant may elect to receive their Accrued Benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or Option 2 under Section 5.02

(but only with the Spouse as Beneficiary). For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
(vi) An eligible Participant who has a vested Pension benefit but (A) has not attained age 55, and (B) is eligible to commence a vested Accrued Benefit pursuant to Section 4.04 as of Normal Retirement Date, will have a one-time opportunity to receive their Pension benefit as of the Payment Date, in a lump sum, which will be calculated by applying an actuarial reduction based on the Equivalent Actuarial Value basis described in subparagraph (vii) below. Such Participant may elect to receive their Pension benefit, as of the Payment Date, in a lump sum, the applicable automatic form of payment described in Section 5.01 or Option 2 under Section 5.02 (but only with the Spouse as Beneficiary). For such Participant, Equivalent Actuarial Value with respect to an optional form of payment shall be determined based on the form of benefit elected.
(vii) Solely for purposes of calculating the lump sum for this paragraph (c), Equivalent Actuarial Value of the lump sum shall be determined by using the IRS Mortality Table and the IRS Interest Rate.
1.Distribution Limitation
Notwithstanding any other provision of this Article 5, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Distributions under this Section 5.05 shall meet the requirements of Treasury Regulations Section 1.401(a)(9)-1 through 1.401(a)(9)-9. Further, such regulations shall override any plan provision that is inconsistent with Section 401(a)(9) of the Code. If a Participant dies after Pension payments have commenced, any payments continuing on to a Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.
All distributions shall be subject to the following rules:
a.Any additional benefits accruing to a Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

b.If the Participant’s Pension is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-Spouse Beneficiary, annuity payments to be made on or after the Participant’s required beginning date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table and in the manner set forth in final Treasury Regulations Section 1.401(a)(9)-6(b)(2)(iii) (or proposed Treasury Regulations Section 1.401(a)(9)-6(b)(2)(iii) with respect to distributions commencing with Annuity Starting Dates in 2022 or later), to determine the applicable percentage.
c.For purposes of this Section, the following definitions shall apply:
a.Designated beneficiary. The individual who is designated as the beneficiary under Section 1.05 is the designated beneficiary under Section 401(a)(9) of the Code and Treasury Regulations Section 1.401(a)(9)-4.
b.Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.
c.Life expectancy. Life expectancy as computed using the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.
d.Required beginning date. The date specified in Section 5.04(b).
1.Direct Rollover of Certain Distributions
a.Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Benefits Administration Board, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
b.The following definitions apply to the terms used in this Section:

a.“Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
A.any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more;
B.any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;
C.after-tax amounts unless such amount is rolled over or transferred (i.e., directly rolled) to an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively, or effective as of January 1, 2008, a Roth individual account described in Section 408A(b) of the Code or transferred to a defined contribution plan qualified under Section 401(a) of the Code that agrees to separately account for such amount; or for taxable years beginning after December 31, 2006 to a defined benefit plan qualified under Section 401(a) of the Code or to an annuity contract described in Section 403(b) of the Code, if such qualified plan or contract provides for separate accounting for such amounts; and
D.effective on and after January 1, 2002, any in-service withdrawal that is made on account of hardship.
a.An “eligible retirement plan” means any of the following types of Plans that accept the distributee’s eligible rollover:
a.an individual retirement account or an individual retirement annuity described in Section 408(a) and 408(b) of the Code, respectively;
b.an annuity plan described in Section 403(a) of the Code;
c.a qualified plan described in Section 401(a) of the Code;
d.effective January 1, 2002, an annuity contract described in Section 403(b) of the Code;
e.effective January 1, 2002, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; and
f.effective January 1, 2008, a Roth IRA described in Section 408A of the Code.

a.A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.
b.A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.
a.Notwithstanding any provision of this Section to the contrary, effective as of January 1, 2007, the non-spouse Beneficiary of a deceased Participant may elect, at the time and in the manner prescribed by the Benefits Administration Board, to directly rollover any portion of a distribution from the Plan to an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code or effective as of January 1, 2008 as Roth IRA described in Section 408A of the Code, (collectively “IRA”) that is established on behalf of the designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) or Section 408(d)(3)(c)(ii) of the Code.
In the event that the provisions of this Section 5.06 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan. Effective for distributions on and after January 1, 2010, distributions under this paragraph that would have been eligible rollover distributions if made to a Participant, surviving Spouse or alternate payee will be treated as eligible rollover distributions for all purposes under the Code, regardless of whether the non-spouse Beneficiary elects to directly roll over such distribution.

ARTICLE 6. CONTRIBUTIONS
1.Company’s Contributions
It is the intention of the Company to continue the Plan and make the contributions that are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. However, subject to the provisions of Article 10, the Company may discontinue its contributions for any reason at any time. Any forfeiture shall be used to reduce the Company’s contributions otherwise payable.
1.Return of Contributions
a.The Company’s contributions to the Plan are conditioned upon their deductibility under Section 404 of the Code. If all or part of the Company’s deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Company without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction.
b.The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

ARTICLE 7. ADMINISTRATION OF PLAN
1.Named Fiduciary and Administrator
The Benefits Administration Board and the Plan Asset Committee shall be “named fiduciaries” within the meaning of Section 402(a) of ERISA, and the Benefits Administration Board shall carry out the duties of the “administrator” of the Plan as imposed under ERISA.
1.Appointment and Duties of Benefits Administration Board
The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Benefits Administration Board of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.
Effective March 17, 2020, the members of the Benefits Administration Board shall be Employees filling the following job titles, as such titles might change from time to time:
a.EVP & Chief Financial Officer
b.EVP & Chief People and Business Operations Officer
c.SVP, Global Rewards
d.SVP Treasurer and Tax

e.Corporate VP, Global Employment Attorney
Any member of the Benefits Administration Board may resign by delivering their written resignation to the Board of Directors and the Secretary of the Benefits Administration Board. A member of the Benefit Administration Board shall be deemed to have resigned upon termination of employment with the Company and all Affiliated Companies.
The members of the Benefits Administration Board shall elect a chairman from their number and a secretary who may be, but need not be, one of the members of the Benefits Administration Board; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Plan Asset Committee under the Plan or to the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.
1.Appointment and Duties of Plan Asset Committee
Effective as of March 11, 1999, the responsibility for the management of the assets of the Plan shall be placed in a Plan Asset Committee of not less than four persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.
Effective March 17, 2020, the members of the Plan Asset Committee shall be Employees filling the following job titles, as such titles might change from time to time:
a.SVP, Corporate Controller
b.EVP & Chief People and Business Operations Officer
c.SVP Treasurer & Tax
d.EVP & Chief Financial Officer
e.SVP, Global Rewards
Any person appointed a member of the Plan Asset Committee shall signify acceptance of the appointment by filing written acceptance with the Board of Directors and Secretary of said

Committee. Any member of the Plan Asset Committee may resign by delivering a written resignation to the Board of Directors and the Secretary of said Committee. Any member of the Plan Asset Committee shall be deemed to have resigned upon termination of employment with the Company and all Affiliated Companies.
The members of the Plan Asset Committee shall elect a chairman from their number and a secretary who may be, but need not be, one of the members of the Plan Asset Committee; may appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting, and consulting services as they may require in carrying out their duties; and may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.
Notwithstanding any Plan provision to the contrary, any provision contained in this Article relating to the Plan Asset Committee shall be effective as of March 11, 1999.
1.Meetings
The Benefits Administration Board and the Plan Asset Committee shall hold meetings upon such notice, at such place or places, and at such time or times as each may from time to time determine.
1.Action of Majority
Any act which the Plan authorizes or requires the Benefits Administration Board or the Plan Asset Committee to do may be done by a majority of its respective members. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Benefits Administration Board or the Plan Asset Committee, whichever is applicable, and shall have the same effect for all purposes as if assented to by all members of such Board or Committee at the time in office.
1.Compensation and Bonding

No member of the Benefits Administration Board or the Plan Asset Committee shall receive any compensation from the Plan for their services as such, and no bond or other security need be required of them in that capacity in any jurisdiction.
1.Establishment of Rules
Subject to the limitations of the Plan, the Benefits Administration Board from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Benefits Administration Board shall have total and complete discretion to interpret the Plan; including, but not limited to, the discretion to (a) decide all questions arising in the administration, interpretation and application of the Plan including the power to construe and interpret the Plan; (b) exercise itself or through its delegates full discretionary authority to determine all questions and matters that may arise in the administration of the Plan, (b) decides all facts relevant to the determination of eligibility or participation; (c) make such adjustments which it deems necessary or desirable to correct any arithmetical or accounting errors; and (d) determine the amount, form and timing of any distribution to be made hereunder. In making its decisions, the Benefits Administration Board shall be entitled to, but need not rely upon, information supplied by a Participant, Beneficiary, or representative thereof. The Benefits Administration Board shall have full and complete discretion to determine whether a domestic relations order constitutes a qualified domestic relations order and whether the alternate payee otherwise qualifies for benefits hereunder. The Benefits Administration Board shall have total and complete discretion to correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as it shall deem necessary to carry out the purposes of this Plan and to ensure that the Plan and its trust continue to meet all the applicable requirements of ERISA and qualify under Sections 401(a) and 501(a) of the Code. The Benefits Administration Board’s decisions in such matters shall be binding and conclusive as to all parties. The determination of the Benefits Administration Board as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law. No member of the Benefits Administration Board shall participate in the determination by the Benefits Administration Board as to any of their rights or benefits under the Plan.
1.Prudent Conduct

The members of the Benefits Administration Board and Plan Asset Committee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.
1.Actuary
As an aid to the Benefits Administration Board in fixing the rate of contributions payable to the Plan, the actuary designated by the Benefits Administration Board shall make annual actuarial valuations of the contingent assets and liabilities of the Plan, and shall submit to the Benefits Administration Board the rates of contribution recommended for use.
1.Maintenance of Accounts
The Benefits Administration Board shall maintain accounts showing the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for actuarial valuations of the Plan.
1.Service in More Than One Fiduciary Capacity
Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.
1.Limitation of Liability
The Company, the Board of Directors, the members of the Benefits Administration Board, the members of the Plan Asset Committee, and any officer, employee or agent of the Company shall not incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Company from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.
1.Indemnification
The members of the Benefits Administration Board, the members of the Plan Asset Committee, the Board of Directors, and the officers, employees and agents of the Company shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Company.
1.Appointment of Investment Manager
The Company, in its sole discretion, shall determine the investment policy for the Plan. However, if it deems such action to be advisable, the Plan Asset Committee, subject to the provisions of the trust instrument adopted for use in implementing the Plan pursuant to Section 8.01 and in accordance with the investment policy of the Plan, may provide direction to the Funding Agent thereunder, including, but not limited to, the direction of investment of all or part of the Plan assets. In discharging its duties, the Plan Asset Committee shall evaluate and monitor the investment performance of the Funding Agent and investment manager, if any. However, the Plan Asset Committee may, in its sole discretion, appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Plan Asset Committee shall designate. In that event, the authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.
For purposes of this Article, the term “investment manager” means an individual who:
a.has the power to manage, acquire or dispose of any asset of the Plan;
b.is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform services described in paragraph (a) above; and
c.has acknowledged in writing that they are a fiduciary with respect to the Plan.
1.Expenses of Administration
All expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Funding Agent, administrative expenses and proper charges and disbursements of the Funding Agent and compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Company in connection with the administration thereof, shall be paid from the funds of the Plan held by the Funding Agent under the trust agreement or insurance or annuity contract adopted for use in implementing the Plan to the extent not paid by the Company.
1.Nondiscrimination

Whenever in the administration of the Plan any action is to be taken by the Benefits Administration Board with respect to eligibility or classification of Employees, contributions or benefits, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of employees who are officers, shareholders, or highly compensated. In determining who is a highly compensated employee (other than as a 5-percent owner) under the Plan, the Company makes a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.
1.Claims and Review Procedures
A Participant must file an application to commence a Pension under the Plan. If a claim for benefits under the Plan is denied, in whole or in part, the Benefits Administration Board has established a claims procedure in accordance with ERISA for the resolution of disputes and dispositions of claims arising under the Plan, which may be amended from time to time.
No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with this Section 7.17 and the Plan’s claims procedures, (ii) has been officially notified that the application is denied, (iii) has filed a written request for a review of the benefits denial in accordance with this Section 7.17 and the Plan’s claims procedure, and (iv) has been notified in writing that the Benefits Administration Board has affirmed the denial of the claim; provided, however, that legal action may be brought after the Company or the Benefits Administration Board has failed to take any action on the claim within the time prescribed in the Plan’s claims procedure.

1.Limitations of Time for Submitting Claims and Filing Suits
No suit to recover benefits under this Plan or to allege that the Plan was not administered in accordance with its terms and/or ERISA or that any fiduciary under the Plan violated their fiduciary duties under ERISA shall be brought more than six months following the exhaustion of the Plan’s claims procedure described in Section 7.17. If a Participant has received or has commenced to receive a benefit from the Plan, no claim for benefits under the Plan’s claims and review procedure shall be made regarding the calculation or the amount of the benefits more than six months following the date on which the Participant received or commenced to receive such distribution.

ARTICLE 8. MANAGEMENT OF FUNDS
1.Funding Agent
All the funds of the Plan shall be held by a Funding Agent appointed from time to time by the Board of Directors under a trust instrument or an insurance or annuity contract adopted, or as amended, by the Company for use in providing the benefits of the Plan and paying its expenses not paid directly by the Company. The Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Funding Agent.
1.Exclusive Benefit Rule
Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Company, before the satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

ARTICLE 9. GENERAL PROVISIONS
1.Nonalienation
a.Except as required by any applicable law, or by paragraph (b), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:
a.creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,
b.is made pursuant to a State or tribal government domestic relations law,

c.does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and
d.otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a “qualified domestic relations order,” as determined by the Benefits Administration Board or its delegate.
a.A Participant’s benefits under the Plan shall be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.
1.Conditions of Employment Not Affected by Plan
The establishment of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the right of the Company (which right is hereby reserved) to discharge any Employee and to treat them without regard to the effect which that treatment might have upon them as a Participant or potential Participant of the Plan.
1.Facility of Payment
a.If the Benefits Administration Board shall find that a Participant or other person entitled to a benefit is unable to care for their affairs because of illness or accident or because they are a minor, the Benefits Administration Board may direct that any benefit due such individual, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to the spouse, a Registered Domestic Partner, a child, a parent or other blood relative, or to a person with whom the individual resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.
Furthermore, if the Benefits Administration Board receives from a Participant a power of attorney valid under state law, the Benefits Administration Board shall comply with the instructions of the named attorney to the extent that the Benefits Administration Board would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.
a.Beneficiary’s Ability to Disclaim Interest in Plan
Notwithstanding any provision of this Plan to the contrary, a Beneficiary may waive their designation by filing a disclaimer complying with the requirements of Section 2518 of the Code with the Benefits Administration Board in accordance with rules prescribed by the Benefits Administration Board. The Beneficiary filing such a disclaimer shall be treated as if they failed to survive the Participant.
1.Information

Each Participant or other person entitled to a benefit, before any benefit shall be payable to or on their account under the Plan, shall file with the Benefits Administration Board the information that it shall require to establish their rights and benefits under the Plan.
1.Top-Heavy Provisions
a.The following definitions apply to the terms used in this Section:
a.“applicable determination date” means the last day of the preceding Plan Year;
b.“top-heavy ratio” means the ratio of (A) the present value of the cumulative Accrued Benefits under the Plan for key employees to (B) the present value of the cumulative Accrued Benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company at any time during the one-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account, and provided further, that the present values of Accrued Benefits under the Plan for an employee as of the applicable determination date shall be increased by the distributions made with respect to the employee under the Plan and any aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death or disability) ending on the applicable determination date, and any distributions made with respect to the employee under a termination which, had it not been terminated, would have been in the required aggregation group;
c.“applicable valuation date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;
d.“key employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of a Company or an Affiliated Company having remuneration greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5 percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) of a Company or an Affiliated Company or a one percent owner (as defined in Section 416(i)(1)(B)(ii) of the Code) of a Company or an Affiliated Company having remuneration greater than $150,000. The determination of which is a key employee shall be made in accordance with Section 416(i) of the

Code and the applicable regulations and other guidance of general applicability issued thereunder). For purposes of this Section, Remuneration shall mean the wages, salaries and other amounts paid in respect of such employee by the Company or an Affiliated Company for personal services actually rendered, including by way of limitation, bonuses, overtime payments and commissions; but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code. Remuneration shall include elective deferrals as defined in Section 402(g)(3) of the Code and amounts contributed by the Company or an Affiliated Company pursuant to a salary reduction agreement which are not included in the gross income of the employee under Section 125, 132(f)(4) or 457 of the Code.
e.“non-key employee” means any employee who is not a key employee;
f.“average Remuneration” means the average annual remuneration of a Participant for the five consecutive years of Eligibility Service after December 31, 1983 during which they received the greatest aggregate remuneration, as limited by Section 401(a)(17) of the Code, from the Company or an Affiliated Company, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy. For purposes of this Section 9.05 “remuneration” shall have the same meaning as set forth in Section 4.08(d).
g.“required aggregation group” means each other qualified plan of the Company or an Affiliated Company (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and
h.“permissive aggregation group” means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Affiliated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.
a.For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year, if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Section 416(g)(3) and (4)(B) of the Code on the basis of the actuarial assumptions described in Appendix A. For purposes of determining whether the Plan is top-heavy, the present value of Accrued Benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company’s discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be determined (i) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliated Company, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Section 411(b)(1)(C) of the Code.
b.The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:
a.In lieu of the vesting requirements specified in Section 4.04, a Participant shall be vested in, and have a nonforfeitable right to, a percentage of the Accrued Benefit determined in accordance with the provisions of Section 1.01 and subparagraph (ii) below, as set forth in the following vesting schedule:

Years of Eligibility Service	Percentage Vested
Less than 2 years	0%
2 years	20
3 years	40
4 years	60
5 or more years	100
b.With respect to Plan Years beginning prior to January 1, 2014, the Accrued Benefit of a Participant who is a non-key employee shall not be less than 2 percent of their average Remuneration multiplied by the number of years of Eligibility Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. For purposes of the preceding sentence, years of Eligibility Service shall be disregarding the extent that such years of Eligibility Service occurred during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee. That minimum benefit shall be payable at a Participant’s Normal Retirement Date. If payments commence at a time other than the Participant’s Normal Retirement Date, that minimum Accrued Benefit shall be of Equivalent Actuarial Value to that minimum benefit.

a.If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:
a.The Accrued Benefit in any such subsequent Plan Year shall not be less than the minimum Accrued Benefit provided in paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.
b.If a Participant has completed three years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (c)(i) above shall continue to be applicable.
c.If a Participant has completed at least two, but less than three, years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.04 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant’s Accrued Benefit be less than the percentage determined under paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.
1.Prevention of Escheat
Notwithstanding the foregoing, if the Benefits Administration Board is unable to locate any person to whom a payment is due under the Plan or any person fails to present a check for payment in a timely manner, the amount due such person shall be forfeited at such time as the Benefits Administration Board shall determine in its sole discretion and pursuant to nondiscriminatory rules established for that purpose (but in all events prior to the time such payment would otherwise escheat under any applicable State law). If, however, such a person later files a claim for such payment before the Plan is terminated, the benefit will be reinstated and payment made without any interest earned thereon.
1.Electronic Transmission of Notices to Participants
Notwithstanding any provision of the Plan to the contrary, any notice required to be distributed to Participants, Beneficiaries and alternate payees pursuant to the terms of the Plan may, at the direction of the Benefits Administration Board, be transmitted electronically to the extent permitted by, and in accordance with any procedures set forth in, applicable law and regulations.
1.Non-duplication of Benefits
Benefits payable under this Plan with respect to a Participant shall be adjusted by the Benefits Administration Board in a uniform and nondiscriminatory manner, and on an actuarially equivalent basis, to reflect any employer-provided vested benefits payable from a defined benefit pension plan intended to qualify under Section 401(a) of the Code which is sponsored by or which has received contributions from the Company, to the extent the plan provides a benefit that is based on employment for which the Participant receives Benefit Service under this Plan.

1.Construction
a.The Plan shall be construed, regulated and administered under ERISA as in effect from time to time, and the laws of the State of New York, except where ERISA controls.
b.The titles and headings of the Articles and Sections in this Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.
1.Limitation on Benefits in the Event of a Liquidity Short Fall
Notwithstanding any provisions of the Plan to the contrary, in the event the Plan has a liquidity shortfall within the meaning of Section 401(a)(32) of the Code, the Funding Agent shall, as directed by the Benefits Administration Board, cease payment during the period of such liquidity shortfall of (a) any payment in excess of the monthly amount payable under a single life annuity (plus any social security supplements described in Section 411(a)(9) of the Code) to any Participant or Beneficiary whose Annuity Starting Date occurs during such period, (b) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, or (c) any other payment specified in regulations promulgated under Section 401(a)(32) of the Code.

ARTICLE 10. AMENDMENT, MERGER AND TERMINATION
1.Amendment of Plan
The Company, by action of its Board of Directors or its delegate taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting or through a delegate appointed by such action and to the extent authorized in such action, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. Effective March 24, 2021, the Benefits Administration Board in its settlor capacity may amend the Plan, as it deems necessary, appropriate or desirable, to conform to the requirements of law or facilitate the administration of the Plan, and such other amendments that effectuate and support the purposes and objectives of the Plan provided that the cost of such other amendments is deemed immaterial as determined by the Benefits Administration Board with the advice of counsel. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. Except to the extent permitted under Section 411(d)(6)(B) of the Code and the regulations issued thereunder, no amendment shall be made which has the effect of decreasing the Accrued Benefit of any Participant or of reducing the nonforfeitable percentage of the Accrued Benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. For purposes of this Section, a Plan amendment that has the effect of (a) eliminating or reducing an early retirement benefit or retirement-type subsidy, or (b) eliminating an optional form, with respect to benefits attributable to service before the amendment shall be treated as reducing a Participant’s Accrued Benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. Notwithstanding the preceding, the Accrued Benefit of a Participant, early retirement benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code (as it read before the first day of the 2008 Plan Year) or Section 412(d)(2) of the Code (as it reads for Plan Years beginning on and after January 1, 2008), or to the extent permitted under the Sections 1.411(d)-3 and 1.411(d)-4 of the U. S. Treasury Department regulations.

1.Merger, Consolidation, or Transfer
The Board of Directors may, in its sole discretion, merge this Plan with another qualified plan or transfer a portion of the Plan’s assets or liabilities to another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.
1.Additional Participating Companies
a.If any company is now or becomes a subsidiary or associated company of the Company, the Board of Directors may include the employees of that company in the membership of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with the subsidiary, associated or other company, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.
b.If a company participating in the Plan pursuant to the provisions of paragraph (a) above ceases to be a subsidiary or affiliate of the Company, its participation in the Plan shall cease as of that date and its employees shall cease to be eligible Employees, subject to the provisions of Section 10.04. A Company participating in the Plan pursuant to the provisions of paragraph (a) above may voluntarily cease its participation in the Plan upon appropriate action by it, and upon such action, its employees shall cease to be eligible Employees, subject to the provisions of Section 10.04. In either event, the funds of the Plan held on account of Participants in the employ of that company shall continue to be held as part of the Plan, unless the Board of Directors directs the Funding Agent to segregate the funds held on account of the Participants in the employ of that company as a separate trust, pursuant to certification to the Funding Agent by the Benefits Administration Board (determined as if the Plan had then terminated), and continue the Plan as a separate plan for the employees of that company under which the Board of Directors of that company shall succeed to all the powers and duties of the Board of Directors, including the appointment of the member of the Benefits Administration Board and a Plan Asset Committee.
1.Termination of Plan
The Company, by action of its Board of Directors, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their benefits accrued under the Plan as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Company. The Benefits Administration Board shall determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by that partial termination.
1.Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees
a.The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a highly compensated employee or highly compensated former employee of the Company or an Affiliated Company and (ii) in any other event, to any Participant who is one of the 25 highly compensated employees or highly compensated former employees of the Company or Affiliated Company with the greatest remuneration (as defined in Section 4.08) in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies shall not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is of Equivalent Actuarial Value to the sum of the Participant’s Accrued Benefit and the Participant’s other benefits under the Plan.
For purposes of this Section 10.05(a), highly compensated employee shall mean for a Plan Year commencing on or after January 1, 1997, any employee of the Company or an Affiliated Company (whether or not eligible for membership in the Plan) who:
a.was a 5 percent owner (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

b.for the preceding Plan Year received statutory Compensation in excess of $80,000.
The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.
Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Affiliated Company which constitutes income from sources within the United States shall be disregarded for all purposes of this Section. The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.
a.If, (i) after payment of Pension or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110 percent of the value of the Plan’s funding target (as that term is defined in Section 430(d)(1) of the Code) of the Plan, (ii) the value of the Accrued Benefit and other benefits of any one of the Participants to whom this Section applies is less than one percent of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Section 411(a)(11)(A) of the Code, the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Participant.
b.If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of the Pension and the provisions of paragraph (b) above are not met with respect to such Participant, the Participant shall be entitled to receive their benefit in full provided the Participant agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a) above, and shall provide adequate security to guarantee that repayment.
c.Notwithstanding paragraph (a) above, in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefit payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.
d.If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

ARTICLE 11. LIMITATIONS BASED ON FUNDED STATUS OF THE PLAN AND LIMITATIONS ON UNPREDICTABLE CONTINGENT EVENT BENEFITS
1.Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 80 Percent, But Not Less 60 Percent
Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in paragraph (b) below) but is not less than 60 percent, then the limitations set forth in this Section 11.01 shall apply.
a.50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments
A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 of the Code measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the benefit that is being paid in a prohibited payment does not exceed the lesser of:
a.50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or
b.100 percent of the PBGC maximum benefit guarantee amount (as defined in Treasury Regulations Section 1.436-1(d)(3)(iii)(C)).
The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this paragraph (a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulations Section

1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that Annuity Starting Date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this paragraph (a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.
During a period when paragraph (a) above applies to the Plan, Participants and Beneficiaries are permitted to elect payment in any optional form of benefit otherwise available under the Plan that provides for the current payment of the unrestricted portion of the benefit (as described in Treasury Regulations Section 1.436-1(d)(3)(iii)(D)), with a delayed commencement for the restricted portion of the benefit (subject to other applicable qualification requirements, such as Sections 411(a)(11) and 401(a)(9) of the Code).
a.Plan Amendments Increasing Liability for Benefits
No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:
a.less than 80 percent; or
b.80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.
The limitation set forth in this paragraph (b) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.
1.Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 60 Percent
Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in paragraph (b) below), then the limitations in this Section 11.02 shall apply.

a.Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted
A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 of the Code measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.
a.Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid
An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:
a.less than 60 percent; or
b.60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent.
a.Benefit Accruals Frozen
Benefit accruals under the Plan shall cease as of the applicable Section 436 of the Code measurement date. In addition, if the Plan is required to cease benefit accruals under this paragraph (c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.
1.Limitations Applicable if the Plan Sponsor is in Bankruptcy
Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an Annuity Starting Date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar federal or state law, except for payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefit s or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. The limitation set forth in this Section 11.03 does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.
1.Provisions Applicable After Limitations Cease to Apply
a.Resumption of Prohibited Payments
If a limitation on prohibited payments under Section 11.01(a), 11.02(a), or 11.03 applied to the Plan as of a Section 436 of the Code measurement date, but that limit no longer applies to the Plan as of a later Section 436 of the Code measurement date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 of the Code measurement date.
a.Resumption of Benefit Accruals
If a limitation on benefit accruals under Section 11.02(c) applied to the Plan as of a Section 436 of the Code measurement date, but that limitation no longer applies to the Plan as of a later Section 436 of the Code measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 of the Code measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation 29 CFR Section 2530.204-2(c) and (d).
In addition, benefit accruals that were not permitted to accrue because of the application of Section 11.02(c) shall be restored when that limitation ceases to apply if the continuous period of the limitation was 12 months or less and the Plan’s enrolled actuary certifies that the adjusted funding target attainment percentage for the Plan Year would not be less than 60 percent taking into account any restored benefit accruals for the prior Plan Year.
a.Shutdown and Other Unpredictable Contingent Event Benefits

If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 11.02(b), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 11.02(b)). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.
a.Treatment of Plan Amendments That Do Not Take Effect
If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 11.01(b) or 11.02(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.
1.Notice Requirement
See Section 101(j) of ERISA for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to Participants and Beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in Section 11.01(a), Section 11.02, or Section 11.03.
1.Methods to Avoid or Terminate Benefit Limitations
See Section 436(b)(2), (c)(2), (e)(2) and (f) of the Code and Treasury Regulations Section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 11.01, 11.02 or 11.03 for a Plan Year. In general, methods a plan sponsor may use to avoid or terminate one or more limitations under Sections 11.01,

11.02 or 11.03 for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain benefit limitations, or providing security to the Plan. The Employer may use any method permissible under Section 436(b)(2), (c)(2), (e)(2), and (f) of the Code and Treasury Regulations Section 1.436-1(t) to avoid or terminate the application of the limitations set forth in Sections 11.01, 11.02 or 11.03 for a Plan Year.
1.Special Rules
a.Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage
a.In General
Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h) set forth a series of presumptions that apply:
A.before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year; and
B.if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year).
For any period during which a presumption under Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h) applies to the Plan, the limitations under Sections 11.01, 11.02 and 11.03 are applied to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Section 436(h) of the Code and Treasury Regulations Section 1.436-1(h)(1), (2), or (3). These presumptions are set forth in subparagraphs (ii), (iii) and (iv) below.
a.Presumption of Continued Underfunding Beginning First Day of Plan Year

If a limitation under Section 11.01, 11.02 or 11.03 applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (iii) or (iv) below applies to the Plan:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and
B.the first day of the current Plan Year is a Section 436 of the Code measurement date.
a.Presumption of Underfunding Beginning First Day of 4th Month
If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 4th month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Treasury Regulations Section 1.436-1(h)(2)(ii), then, commencing on the first day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (iv) below applies to the Plan:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and
B.the first day of the 4th month of the current Plan Year is a Section 436 of the Code measurement date.
a.Presumption of Underfunding On and After First Day of 10th Month
If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (of if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:
A.the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and
B.the first day of the 10th month of the current Plan Year is a Section 436 of the Code measurement date.
a.New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules
a.First Five Plan Years
The limitations in Sections 11.01(b), 11.02(b) and 11.02(c) do not apply to a new Plan for the first five Plan Years of the Plan, determined under the rules of Section 436(i) of the Code and Treasury Regulations Section 1.436-1(a)(3)(i).
a.Plan Termination
The limitations on prohibited payments in Sections 11.01(a), 11.02(a) and 11.03 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section of the Plan do not cease to apply as a result of termination of the Plan.
a.Exception to Limitations on Prohibited Payments Under Certain Frozen Plans
The limitations on prohibited payments set forth in Sections 11.01(a), 11.02(a) and 11.03 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This subparagraph (iii) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.
a.Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability
During any period in which none of the presumptions under Section 11.07(a) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under Sections 11.01(b) and 11.02(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Treasury Regulations Section 1.436-1(g)(2)(iii).

a.Special Rules Under PRA 2010
a.Payments Under Social Security Leveling Options
For purposes of determining whether the limitations under Section 11.01(b) or 11.02(a) apply to payments under a Social Security leveling option, within the meaning of Section 436(j)(3)(C)(i) of the Code, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.
a.Limitation on Benefit Accruals
For purposes of determining whether the accrual limitation under Section 11.02(c) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).
a.Interpretation of Provisions
The limitations imposed by this Article 11 shall be interpreted and administered in accordance with Section 436 of the Code and Treasury Regulations Section 1.436-1, including without limitation, Treasury Regulations Section 1.436-1(f).
1.Definitions
The definitions in the following Treasury Regulations apply for purposes of this Article 11: Section 1.436-1(j)(1) defining adjusted funding target attainment percentage; Section 1.436-1(j)(2) defining annuity starting date; Section 1.436-1(j)(6) defining prohibited payment; Section 1.436-1(j)(8) defining Code Section 436 measurement date; and Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.

APPENDIX A. ACTUARIAL ASSUMPTIONS
a.Equivalent Actuarial Value

Unless otherwise specified in the Plan or in (2) or (3) below, Equivalent Actuarial Value shall be determined with respect to a Participant whose Annuity Starting Date is on or after May 1, 1994 on the following basis:
Interest Rate: 8%
Mortality and Other Actuarial Tables: Unisex mortality table derived from the 1984 George B. Buck Mortality Table for men and women based on a blend of 80 percent male lives and 20 percent female lives for Plan Participants and 80 percent female lives and 20 percent male lives for spouses or contingent annuitants.
a.Unless otherwise specified in the Plan, the Equivalent Actuarial Value determined for purposes of Section 4.08 of the Plan for pensions beginning before the Participant’s 65th birthday or after the Participant’s 65th birthday shall be based on the mortality table as specified in (1) above and an interest rate of 5 percent.
b.In no event shall the Equivalent Actuarial Value of a Participant’s Pension be less than the amount that would have be determined if the calculation were based on the Participant’s Pension accrued to April 30, 1994 and the Plan’s provisions in effect on said date.

APPENDIX B.
Notwithstanding any Plan provisions to the contrary, with respect to an individual described below who becomes an employee due to the acquisition by the Company or an Affiliated Company of all or any portion of their prior employer, such employee’s period of service rendered with such former employer immediately prior to the date said employee became employed by a Company may be credited as Eligibility Service for purposes of determining eligibility for participation and benefits as set forth below:
a.Effective as of June 24, 1999 with respect to an individual who becomes an employee of the Company or one of its wholly-owned subsidiaries on June 16, 1999 and who immediately preceding said date was an employee of Jossey-Bass or any of its affiliated companies, any period of employment with Jossey-Bass or any of its affiliated companies, rendered by such employee prior to June 16, 1999 shall be recognized as

Eligibility Service under the Plan for purposes of determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such employment was recognized under the terms of the Pearson, Inc. Pension Equity Plan as in effect on June 16, 1999 for purposes of determining plan eligibility and vesting.
b.Effective as of November 12, 1999 with respect to an individual who becomes an employee of the Company or one of its wholly-owned subsidiaries on November 12, 1999 and who immediately preceding said date was an employee of IDG Books Worldwide, Inc. (“IDG”) or any of its affiliated companies, (i) any period of employment with IDG or any of its affiliated companies rendered by such individual prior to November 12, 1999, or (ii) any period of employment rendered by said employee immediately prior to the date such individual became an employee of IDG (August 2, 1999) which was recognized for purposes of determining plan eligibility for membership and vesting under the terms of the Pearson, Inc. Pension Equity Plan as in effect on August 1, 1999 shall be recognized as Eligibility Service under the Plan for purposes of determining eligibility for membership and benefits, but not for purposes of determining Benefit Service.
c.Effective as of September 21, 2001, to provide that with respect to an individual who becomes an Employee of the Company or one of its wholly-owned subsidiaries on September 21, 2001 and who immediately preceding said date was an employee of HMI, any period of employment with HMI (including any predecessor company) or any of its affiliated companies rendered by such employee prior to September 21, 2001 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.
d.Effective as of May 1, 2012, in the case of an individual who became an Employee of the Company or any Affiliated Company as a result of the acquisition of Harlan Davidson

Inc. (“HDI”) by the Company on May 1, 2012 and who immediately prior to said date was an employee of HDI, any period of employment with HDI prior to May 1, 2012 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.
e.Effective as of February 16, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Inscape Publishing, Inc. (“IPI”) by the Company on February 16, 2012 and who immediately prior to said date was an employee of IPI, any period of employment as an employee of IPI rendered prior to February 16, 2012 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company or one of its Affiliated Companies.
f.Effective as of October 25, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Deltak edu, LLC. (“Deltak”) by the Company on October 25, 2012, any period of employment as an employee of Deltak rendered on and after October 25, 2012 and prior to becoming an Employee of the Company on January 1, 2013 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company.
g.Effective as of November 1, 2012, in the case of an individual who became an employee of the Company or any Affiliated Company as a result of the acquisition of Efficient Learning Systems, Inc. (“ELS”) by the Company on November 1, 2012, any period of employment as an employee of ELS rendered on and after November 1, 2012 and prior to becoming an Employee of the Company on January 1, 2013 shall be recognized as Eligibility Service under the Plan for determining eligibility for membership and benefits, but not for purposes of determining Benefit Service, to the extent such period of employment would have been counted as Eligibility Service under the Plan had it been rendered at the Company.

Appendix C. Additional Normal Retirement Pension
The Participants listed below shall be eligible for the following additional normal retirement Pension:

Name	Additional Annual Normal Retirement Pension	Form of Payment

Anthony, Norma	$2,699.28	Life Annuity
Arendash, Stella	$2,271.00	Life Annuity
Bodian, Nat	$2,821.20	Life Annuity
Bukofsky, John	$2,440.68	Life Annuity
Corring, Alfred	$1,437.96	Life Annuity
Cowell, Mark	$4,090.68	Life Annuity
Maslowsky, Peter	$6,212.16	Life Annuity
Miranda, Blanca	$3,916.68	Life Annuity
Monroe, Audrey	$1,873.32	Life Annuity
Weiss, Rudolph	$6,302.52	50 % Joint & Survivor Annuity*
* Upon the Participant’s death, payments shall continue to the same beneficiaries as named under the form of payment elected with respect to the benefit determined pursuant to the formula set forth in Section 4.01(b) of the Retirement Plan.